                                 SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                          EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than registrant [_]

Check the appropriate box:

[ ]  Preliminary proxy statement.        [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2)).

[X]  Definitive proxy statement.

[_]  Definitive additional information.

[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            NAVA LEISURE USA, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

[_]  No fee required

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:
                    Common Stock
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
                    1,700,000
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$.0005 The fee was calculated based on the par value of the securities which are being issued pursuant to the Merger.
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
                    $283.33
--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------
[X]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
                    $.06
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
                    Schedule 14A
--------------------------------------------------------------------------------
(3) Filing Party:
                    Nava Leisure USA, Inc.
--------------------------------------------------------------------------------
(4) Date Filed:
                    October 16, 1998
--------------------------------------------------------------------------------

                            NAVA LEISURE USA, INC.

January 11, 1999

Dear Shareholder of Nava Leisure USA, Inc.

     You are invited to attend a Special Meeting of the Shareholders of Nava Leisure USA, Inc.(the "Company") to be held on January 21, 1999 at 10:00
a.m. local time, at the offices of Interstate Transfer Company, 874 East 5900 South, Suite 101, Salt Lake City, Utah 84107 (the "Special Meeting").

     At the Special Meeting, you will be asked to consider and vote upon several proposals, all of which relate to the acquisition through a merger (the "Merger") by the Company of Senesco, Inc. ("Senesco"), the reorganization of the Company (the "Reorganization") and the financing of the ongoing operations of the Company following the Merger. Prior to completing the Merger, the Company anticipates effecting a three shares-for-one share reverse stock split (the "Reverse Split") to reduce the number of outstanding shares of its common stock, par value $.0005 per share ("Common Stock"), from 3,000,025 to approximately 1,000,008. The Company would then issue an aggregate of 1,700,000 shares of post-Reverse Split Common Stock to the shareholders of Senesco in exchange for their shares of common stock in Senesco and Senesco would be merged with and into Nava Leisure Acquisition Corp., a wholly-owned subsidiary of the Company formed for the purpose of effecting the Merger. Following consummation of the Merger, the Company will change its name to "Senesco Technologies, Inc." and anticipates reincorporating in Delaware and conducting one or more financing transactions as contemplated in Senesco's Business Plan; in the interim, Senesco has arranged for bridge financing (the "Bridge Loan"), provided by South Edge International Limited, in an amount of up to $500,000; of such amount approximately $164,000 has been drawn down to date and the remainder is expected to be drawn down by the Company on a monthly basis following the consummation of the Merger; you will also be asked to ratify all corporate action by Senesco and/or the Company with respect to the Bridge Loan. Summaries of the principal terms and conditions of the Merger, the Reverse Split, the Reorganization, the Bridge Loan and various corporate actions incident thereto are included in the accompanying Proxy Statement. Please review and consider the enclosed materials carefully.

     Your Board of Directors has unanimously approved the terms and conditions of the Merger Agreement and Plan of Merger, dated October 9, 1998, among the Company, Nava Leisure Acquisition Corp. and Senesco setting forth the terms of the Merger as well as the related Reorganization. THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE PROPOSED MERGER, THE REORGANIZATION AND THE BRIDGE LOAN ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE MERGER,
                                     ---
THE REVERSE SPLIT , THE REORGANIZATION, THE BRIDGE LOAN AND THE OTHER PROPOSALS SET FORTH IN THE PROXY STATEMENT.

     Regardless of the number of shares you hold or whether you plan to attend the Special Meeting, we urge you to complete, sign, date and return the enclosed proxy card immediately. If you attend the Special Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

Sincerely,

                            NAVA LEISURE USA, INC.

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON JANUARY 21, 1999

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Nava Leisure USA, Inc., an Idaho Corporation (the "Company"), will be held on January 21, 1999, at 10:00 a.m. local time, at the offices of Interstate Transfer Company, 874 East 5900 South, Suite 101, Salt Lake City, Utah 84107, for the following purposes:

     1. To consider and vote upon a proposal to acquire Senesco, Inc. ("Senesco"), a New Jersey corporation, through the merger (the "Merger") of Senesco into Nava Leisure Acquisition Corp. ("Acquisition Corp."), a New Jersey corporation and a wholly-owned subsidiary of the Company formed for the purpose of effecting the Merger. Following a three shares-for-one share reverse split with respect to the outstanding shares of common stock par value, $.0005 per share, ("Common Stock") of the Company (the "Reverse Split"), in consideration of the agreement of the shareholders of Senesco to surrender their shares of common stock no par value, of Senesco ("Senesco Common") in the Merger, the Company will issue an aggregate of 1,700,000 shares of its authorized but previously unissued Common Stock to the shareholders of Senescoon a pro rata,
                                                                    --- ----
one share-for-one share basis as per the terms more completely described in the accompanying Proxy Statement, the Merger Agreement and Plan of Merger, dated October 9, 1998, 1998, by and among the Company, Senesco and Acquisition Corp. (the "Merger Agreement") and the Letter of Intent, dated October 2, 1998, between the Company and Senesco. As a result of the Merger, the aggregate ownership interest of the current shareholders of the Company will decrease from 100% to approximately 37% and Senesco's shareholders will collectively own a controlling interest in the Company .

     2.   To approve the Reverse Split;

     3. To consider and vote upon a proposal to amend the Articles of Incorporation of the Company to change the name of the Company to "Senesco Technologies, Inc." in order to more accurately describe the new business of the Company;

     4. To consider and vote upon a proposal to amend the By-laws of the Company to create two classes of directors; Class A to consist of four (4) directors, each elected to a one-year term, and Class B to consist of one (1) director, elected to a two-year term;

     5. To elect three (3) members to the Company's Board of Directors, two of whom shall be considered Class A Directors and shall serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified, and one of whom shall be considered a Class B Director and shall hold office for a term of two years or until his successor is duly elected and qualified;

     6. To consider and vote upon the proposal to reincorporate the Company in the State of Delaware;

     7. To ratify the terms of a Loan Agreement, dated October 22, 1998, between Senesco and South Edge International Limited, providing for up to $500,000 in bridge financing, approximately $258,000 of which has been drawn down by Senesco to date and the remainder of which is expected to be drawn down by the Company on a monthly basis following completion of the Merger, in order to fund operations during the interim period following the Merger until the earlier of: (a) completion of a future offering of the Company's securities as contemplated in Senesco's Business Plan; or (b) October 22, 1999; such bridge financing to bear interest at an annual rate equal to the prime rate plus
2%;

     8. To ratify the adoption by the Company's Board of Directors of a Stock Option Plan;

     9. To approve the appointment of Goldstein Golub Kessler & Co., P.C. as auditors of the Company for the fiscal year ending June 30, 1999; and

     10. To consider and vote upon any and all other business that may properly come before the Special Meeting of Shareholders.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.


     ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JANUARY 7, 1999 ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS AND AT ANY ADJOURNMENTS THEREOF.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IMMEDIATELY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING OF SHAREHOLDERS WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    J. Rockwell Smith, President


January 11, 1999

                            NAVA LEISURE USA, INC.
                                253 ONTARIO #1
                                 P.O. BOX 3303
                             PARK CITY, UTAH 84060
                                (801) 649-5060


                                PROXY STATEMENT

     THIS PROXY STATEMENT, which is first being mailed to shareholders on or about January 11, 1999, is being furnished in connection with the solicitation of proxies; ("Proxies") by the Board of Directors of Nava Leisure USA, Inc., an Idaho corporation (the "Company") such Proxies to be voted at the Special Meeting of Shareholders to be held on January 21, 1999, at 10:00 a.m. local time, at the offices of Interstate Transfer Company, 874 East 5900 South, Suite 101, Salt Lake City, Utah 84107 and at any adjournments or postponements thereof.

     At the Special Meeting, the holders of shares of common stock, par value $.0005 per share ("Common Stock"), of the Company will be asked to consider and vote upon a proposal for the Company to acquire the business of Senesco, Inc., a New Jersey corporation (such corporation, as well as the surviving entity following the Merger, being referred to herein as, "Senesco"), through the merger (the "Merger") of Senesco into Nava Leisure Acquisition Corp. (the Acquisition Corp."), a New Jersey corporation and a wholly-owned subsidiary of the Company established for the purpose of effecting the Merger. Approval by the shareholders of the Company is a condition to the consummation of the Merger. In addition, holders of Common Stock will be asked to consider and vote upon a related proposal to effect a reverse split with respect to the outstanding shares of Common Stock (the "Reverse Split") prior to Merger. It is proposed that each shareholder of the Company receive one share of Common Stock for every three shares of Common Stock owned of record as of the record date for the Reverse Split. In exchange for the agreement of the shareholders of Senesco to surrender their shares of capital stock of Senesco in the Merger, the shareholders of Senesco will receive an aggregate 1,700,000 shares of the Company's authroized but unissued post-Reverse Split Common Stock on a pro rata,
                                                                       --- ----
one share-for-one share basis. There are currently 1,700,000 shares of common stock of Senesco outstanding.

     Following consummation of the Merger: (1) Acquisition Corp. will succeed to the business of Senesco; (2) Acquisition Corp. will change its name to "Senesco, Inc."; (3) the Company will change its name to "Senesco Technologies, Inc."; (4) the Company will change its state of incorporation to Delaware; and (5) the existing Directors of the Company will resign and be replaced by the Directors elected by the shareholders of the Company at the Special Meeting.


     Following consummation of the Merger, the Company also anticipates conducting one or more offerings of its securities to raise financing for the development and expansion of Senesco's business, as contemplated in Senesco's Business Plan. Neither the Company nor Senesco currently has any formal agreement, arrangement or understanding with any third party with respect to such financing. In order to fund expenses associated with the Merger and fund the ongoing operations of Senesco's business in the interim, on October 22, 1998 Senesco entered into a Loan Agreement with South Edge International Limited, providing for up to $500,000 in financing (the "Bridge Loan"). The Bridge Loan is evidenced by a Promissory Note (the "Note"), bearing interest at an annual rate equal to the prime rate plus 2%, and will become due and payable in full on the date of the earlier to occur of: (a) such date (if any) following the completion of the Merger on which the Company shall consummate an offering and sale of equity or convertible debt securities which yields more than $500,000 in gross proceeds, and (b) October 22, 1999. Upon consummation of the Merger, the Note will become a liability of the Company. To date, Senesco has drawn down approximately $258,000 under the Bridge Loan; the Company anticipates drawing down the remainder of the Bridge Loan on a monthly basis following consummation of the Merger.

     The voting securities of the Company consist of 50,000,000 authorized shares of Common Stock, of which 3,000,025 shares were issued and outstanding at the close of business on June 30, 1998 and approximately 1,000,008 shares will be outstanding after the Reverse Split. The Company currently has no other class of voting security outstanding. Senesco's current capitalization consists of 2,000,000 authorized shares of common stock, no par value, of which 1,700,000 shares are currently outstanding ("Senesco Common"). There is currently no public trading market for the outstanding shares of Senesco Common.

     Upon the consummation of the Merger, an aggregate of 1,700,000 shares of Common Stock (i.e., one share of Common Stock for each outstanding share of Senesco Common) will be issued to the shareholders of Senesco, resulting in a total of approximately 2,700,008 shares of Common Stock outstanding. At such time, the aggregate ownership interest of the current shareholders of the Company will decrease from 100% to approximately 37% of the issued and outstanding Common Stock and Senesco's shareholders will collectively own a controlling interest in the Company. The ownership interest of the Company's current shareholders would be further diluted upon the issuance of shares of Common Stock in the event of a public or private offering of Common Stock or convertible securities to raise additional financing for the Company's operations. The Company currently has no formal plans to conduct such an offering.

     Only shareholders of record at the close of business on January 8, 1999, the record date for the Special Meeting (the "Record Date"), will be entitled to notice of and to vote at the Special Meeting. Holders of record of Common Stock on the Record Date are entitled to one vote per share, exercisable in person or by proxy. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting of Shareholders. Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock outstanding, present in person or represented by proxy, is required for approval of each of the proposals to be voted upon at the Special Meeting. Shareholders do not have cumulative voting rights.

     Idaho Law treats abstentions as counting towards the determination of whether a quorum is present at the Special Meeting of Shareholders. Abstentions will not, however, be counted towards, or affect the outcome of, the vote on a proposal; a proposal (other than for the election of Directors) will be deemed approved if more votes are cast "for" the action than "against" the action.

     Directors are elected by a plurality of the votes cast by the shares entitled to vote when there is a quorum; those nominees with the most votes are considered elected.

     All Proxies received pursuant to this solicitation will be voted at the Special Meeting of Shareholders and at any adjournments thereof as indicated in the accompanying Proxy card. If the Proxy is properly executed and returned, the shares it represents will be voted at the Special Meeting of Shareholders in accordance with the instructions noted thereon. If no instructions are given, the Proxy will be voted FOR all of the proposals presented and FOR the election
                        ---                                    ---
of each of the three nominees for Director. Any shareholder executing the attached Proxy card may revoke it at any time before it is voted: (a) by submitting a duly executed Proxy bearing a later date; (b) by giving written notice of revocation to the Secretary of the Company; or (c) by attending the Special Meeting of Shareholders and orally withdrawing the Proxy.

     Management knows of no other matter to be brought before the Special Meeting of Shareholders not referred to in this Proxy Statement; if, however, other matters properly come before the Special Meeting of Shareholders, a Proxy will be voted in accordance with the judgment of the person voting such Proxy, unless the Proxy card indicates otherwise.

     This Proxy Statement contains summaries of the terms and conditions of certain agreements relating to the Merger, the Bridge Loan and the expansion of Senesco's business. Reference is made to the specific terms of such agreements. Copies of the following documents will be available for inspection at the Special Meeting of Shareholders:

     1. Merger Agreement and Plan of Merger, dated October 9, 1998, among the Company, Acquisition Corp. and Senesco.

     2. Letter of Intent, dated October 2, 1998, between the Company and
        Senesco.

     3. Business Plan of Senesco.

     4. Loan Agreement, dated October 2, 1998, among Senesco, Phillipe O. Escaravage and South Edge International Limited.

     5. 1998 Stock Option Plan.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. NO STATEMENT OF FACT HEREIN SHALL BE DEEMED TO CREATE ANY IMPLICATION THAT SUCH FACTS HAVE NOT CHANGED SINCE THE DATE HEREOF.

              THE DATE OF THIS PROXY STATEMENT IS JANUARY 8, 1999

                       ACTION TO BE TAKEN AT THE MEETING

                                  PROPOSAL 1

                 MERGER OF SENESCO, INC. INTO ACQUISITION CORP.

THE MERGER

     On October 9, 1998, the Company and its wholly-owned subsidiary, Acquisition Corp., entered into the Merger Agreement, pursuant to which Senesco, Inc., a New Jersey corporation with principal offices at 11 Chambers Street, Princeton, New Jersey 08542, (609) 252-0680, will merge with and into Acquisition Corp., with Acquisition Corp. as the surviving entity (the "Merger"). Acquisition Corp. will change its name to Senesco, Inc. and shall remain a wholly-owned subsidiary of the Company. As consideration for the Merger, the Company will issue an aggregate of 1,700,000 shares (the "Merger Shares") of its authorized but previously unissued Common Stock to the current shareholders of Senesco. All of the Merger Shares to be issued under the Merger Agreement shall be issued pursuant to exemptions from registration contained in Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the "Act"); accordingly, all of such shares will be "restricted securities" pursuant to Rule 144 under the Act. The Merger Shares are being offered only to shareholders of record of Senesco as of the effective date of the Merger. Senesco currently has 13 shareholders of record. Following consummation of the Merger the Company, through Acquisition Corp., will own and operate the current business of Senesco.

     Copies of the Letter of Intent between Senesco and the Company dated October 2, 1998 (the "Letter of Intent") with respect to the Merger, the Merger Agreement and Senesco's Business Plan will be available at the Meeting.

CAPITALIZATION

     The Company's authorized capital consists of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"). The Board of Directors has the authority to issue the Preferred Stock in one or more series and to determine by resolution the designation and, relative rights and preferences of any such series.

     There are currently 3,000,025 shares of Common Stock issued and outstanding. Prior to consummation of the Merger, the Company will effect a reverse split with respect to the outstanding Common Stock (the "Reverse Split"), pursuant to which each shareholder of record of the Company as of the record date for the Reverse Split will receive one share for every three shares of Common Stock then held of record. After the Reverse Split, there will be approximately 1,000,008 shares of

Common Stock issued and outstanding. (See "Proposal 2 - Reverse Stock Split"). There are currently no shares of Preferred Stock issued and outstanding.

     Upon consummation of the Merger, the Company will issue an aggregate of 1,700,000 shares of Common Stock to the shareholders of Senesco on a pro rata,
                                                                     --- ----
one share-for-one share basis; accordingly, upon consummation of the Merger, there will be a total of approximately 2,700,008 shares of Common Stock outstanding. As a result of the Merger, the aggregate ownership interest of the current shareholders of the Company will be decreased from 100% to approximately 37% of the then issued and outstanding Common Stock and the 13 existing shareholders of Senesco will own a controlling interest in the Company. There is no public trading market for Senesco's outstanding capital stock.

                           BUSINESS OF SENESCO, INC.

OVERVIEW

     Senesco, Inc. was incorporated in New Jersey on November 24, 1998 under the name, "Senesco of New Jersey, Inc." and is the successor entity to Senesco, LLC, a New Jersey limited liability company which was formed in June 1998 ("Senesco LLC"). On November 30, 1998, Senesco and Senesco LLC entered into an Agreement and Plan of Merger pursuant to which (i) Senesco LLC merged with and into Senesco of New Jersey, Inc., with Senesco of New Jersey, Inc. as the surviving entity, and (ii) Senesco changed its name from "Senesco of New Jersey, Inc." to "Senesco, Inc." The merger was consummated on December 9, 1998. The primary business of Senesco is the development and commercial exploitation of potentially significant technology in connection with the identification and characterization of a gene (a lipase gene) which controls the aging (senescence) of plants (flowers, fruits and vegetables).

     Senesco has formulated a Phase One Research and Development Plan to attempt to further characterize the gene in flowers, fruits and vegetables. Senescence in plant tissues is the natural aging of these tissues. Loss of cellular membrane integrity attributable to lipase gene activity is an early event during the senescence of all plant tissues that prompts the deterioration of fresh flowers, fruits and vegetables. This loss of integrity is attributable to the formation of lipid metabolites in membrane bilayers that "phase-separate" and causes the membranes to become "leaky". A decline in cell function ensues leading to deterioration and eventual death (spoilage of the tissue).

     Presently, the technology utilized for controlling senescence and increasing the shelf life of flowers, fruits and vegetables relies on reducing ethylene biosynthesis, and hence only has application to a limited number of plants that are ethylene-sensitive. Senesco is researching a plan to avoid this limitation since Senesco believes that the lipase gene is present in all plants.

     Senesco's "Phase One" research and development plan focuses on three major groups of consumer products: fruits, vegetables, and flowers. Senesco plans to isolate and characterize the lipase gene in an example from each of these three categories. Once a gene is characterized, Senesco plans to create a transgenic (i.e., genetically altered) example of each to show proof of concept in each category. Phase One is presently focusing on tomato, carnation, green bean, soybean, arabadopsis and banana plants.

     Once work has been completed on these five plants, Senesco will enter Phase Two of its research and development strategy by expanding the altered lipase technology into a variety of other commercially viable agricultural crops. Such plants would include corn, wheat, grapes, lettuce, potatoes, pineapples and strawberries, among others. Following development of altered lipase seedlings and seeds, Senesco's overall marketing strategy would be flexible in order to allow for differences in plant reproduction and farming procedures customarily employed in different sectors of the broad agricultural and horticultural markets. For example, in instances where plant reproduction and farming involves seeds, Senesco will commercialize its altered lipase seeds through a technology license or similar transfer to one or more seed companies with large distribution networks in exchange for an immediate payment and future royalties linked to added value. In instances where plant reproduction takes place through seedlings, Senesco will acquire and develop its own development and distribution system for altered lipase seedlings that can be resold to farmers at a profit.

     Senesco anticipates entering into a joint venture (the "Joint Venture") with Rahan Meristem, an Israeli company engaged in the worldwide export marketing of genetically engineered banana fruit. Senesco would contribute access, by way of a limited, exclusive license to the Joint Venture, to its technology, discoveries, inventions, know-how (patentable or otherwise), biological isolates, methods, processes, test data and related information pertaining to plant genes and their cognate expressed proteins that are induced during senescence (plant aging) for the purpose of developing, on a joint basis, genetically altered banana seedlings, plants and other plant media which will result in a "longer shelf life" banana. Rahan Meristem would contribute its technology, inventions and know-how with respect to banana fruit. The Joint Venture would be owned 50% by Senesco and 50% by Rahan Meristem. Negotiations regarding the Joint Venture are well in progress, with a second draft proposal currently under review. Management believes that the parties are in substantial agreement on all major business and related issues.

     The inventor of Senesco's technology, John E. Thompson, Ph.D., is Dean of Science at the University of Waterloo in Waterloo, Ontario. Dr. Thompson is also a shareholder of Senesco and owns approximately 25% of the outstanding shares of Senesco Common. Senesco is currently negotiating a three-year research and development agreement with Dr. Thompson and the University of Waterloo. Management believes that such negotiations are in the final stages, with only minor issues remaining open. In addition, Senesco has entered into a consulting agreement with Dr. Thompson (the "Consulting Agreement") providing for Dr. Thompson to render consulting services to Senesco in the field of controlling senescence in living cells, including research, development, perfection and testing. Pursuant to the Consulting Agreement, (1) Dr. Thompson has agreed not to undertake any competing assignments, to keep all technical information developed confidential and to disclose to Senesco any inventions and/or improvements which arise from research performed pursuant to the Consulting Agreement, and (2) Senesco has agreed to reimburse Dr. Thompson for all living and travel expenses incurred by Dr. Thompson when traveling at Senesco's request.

     Dr. Thompson and his colleagues, Yuwen Hong and Katalin Hudak, filed a patent application (the "Patent Application") on June 26, 1998 to protect their invention, "A Plant Lipase Exhibiting Senescence-Induced Expression and a Method for Controlling Senescence in a Plant." By assignment dated June 25, 1998 and recorded by the United States Patent and Trademark Office on June 26, 1998, Dr. Thompson and Messrs. Hong and Hudak assigned all of their rights in and to the Patent Application and any other applications filed in the United States or elsewhere with respect to the invention and/or improvements thereto to Senesco, LLC. Senesco succeeded to the assignment, and owenership of the Patent Application, upon the merger of Senesco, LLC with and into it. The invention includes a method for controlling senescence of the cDNA for a carnation petal lipase, a vector containing a cDNA for the carnation petal lipase, and a transformed microorganism expressing the lipase of cDNA. Management believes that the invention provides a means for delaying deterioration and spoilage, which could greatly increase the shelf-life of fruits, vegetables, and flowers by silencing or substantially repressing the expression of the lipase gene induced coincident with the onset of senescence. There can be no assurance that patent protection will be granted with respect to the Patent Application or that, if granted, the validity of such patent will not be challenged. Furthermore, although the Company believes that Senesco's technology is unique and will not violate or infringe upon the proprietary rights of any third party, there can be no assurance that no such claims will be made or if made, could be successfully defended against.

COMPETITION

     Senesco's competitors in the field of plant senescence gene technology are companies that develop and produce transgenic plants. Such companies include:
Archer Daniels Midland, Inc.; Monsanto Corporation and its subsidiaries; Agritope Inc.; Dekalb Genetics; American Cyanamid; ArgEvo; Cargill; DNAP
Holding Corporation; and Garst Seed Company, among others. The Company believes that Senesco's proprietary technology is unique and that, therefore, its competitors' products will not be in direct competition with Senesco's; however, there can be no assurance that Senesco's competitors will not develop a similar product with superior properties or greater cost-effectiveness than the Company's. Furthermore, many of Senesco's competitors have greater financial and other resources available to them that the Company and, as such, may be available to research and develop, and/or effectively, market, competing products sooner than the Company.

GOVERNMENT REGULATION

     At present, no governmental license or approval is necessary for the conduct of senescence gene research and development. Approval by the Federal Food and Drug Administration (the "FDA") is required in order to sell or offer for sale to the general public a genetically engineered plant or plant product.

     The Company believes that Senesco's current activities, which to date have been confined to research and development efforts, do not and will not require licensing or approval by any governmental regulatory agency until such time as Senesco has developed a marketable genetically engineered plant for use by the general public. Government regulations are, however, subject to change and, in such event, there can be no assurance that Senesco may not be subject to such regulation or require such licensing or approval in the future. In addition, products developed by Senesco will require FDA approval prior to being marketed and sold for use by the general public. There can be no assurance that such approval will be obtained in a timely manner, if at all.

EMPLOYEES

     Senesco currently has three employees, all of whom are currently executive officers and are involved in the management of Senesco. It is anticipated that following completion of the Merger, all of such employees will continue as employees of the Company. See "Proposal 4-Election of Directors and Increase In The Number of Members of the Board of Directors - Significant Employees."

FINANCING NEEDS

     In order to fund its research and development and commercialization efforts, Senesco plans an initial raise of approximately $2 to $4 million in equity capital by means of a public or private offering of the Company's securities, to take place around July 1999. A second equity raise of approximately $10 to $15 million is tentatively planned for the second quarter of 2000. The Company cannot estimate with greater precision these amounts and timetable because the Company is currently refining its product development strategy and related cost expectations. Senesco currently does not have any formal agreement or understanding with any third party regarding any such offering, and there can be no assurance that any such offering will, in fact, occur or be consummated. In order to cover expenses associated with the Merger and Senesco's operations in the interim, on October 22, 1998, Senesco entered into a Loan Agreement with South Edge International providing for the Bridge Loan. The Company's shareholders will also be asked to approve and ratify the Bridge Loan at the Special Meeting. See "Proposal 7 -- The Bridge Loan."

     In his report dated December 21, 1998 on the Audited Financial Statements of Senesco, Inc. as at December 9, 1998 and for the period from inception, June 25, 1998, to December 9, 1998, Thomas P. Monahan, C.P.A., auditor for Senesco, expressed substantial doubt as to Senesco's ability to continue as a going-concern.

SUMMARY OF TERMS OF MERGER


     The following summary of certain information contained in this Proxy Statement does not purport to be complete and is qualified in its entirety by more detailed information contained in the Merger Agreement, a copy of which is attached hereto as Exhibit A, by references to Exhibit A hereto.

     The Company proposes to merge Senesco with and into Acquisition Corp., with Aquisition Corp. as the surviving entity. Acquisition Corp. would change its name to "Senesco, Inc." and continue the business of Senesco following completion of the Merger.

     The closing of the transactions contemplated under the Merger Agreement is presently scheduled to be held no later than five business days after the Special Meeting of Shareholders.

ISSUANCE OF SHARES OF COMMON STOCK


     The Company proposes to issue an aggregate of 1,700,000 Merger Shares to the shareholders of Senesco, on a pro rata, one share-for-one share basis, as
                                  --- ----
consideration in the Merger. Upon the surrender of certificates representing their shares of common stock, no par value of Senesco ("Senesco Common") on the effective date of the Merger (the "Effective Date"), Senesco's shareholders will receive one share of Common Stock for each share of Senesco Common so surrendered. Due to the Company's issuance of the Merger Shares, the Merger will result in an approximate 63% reduction in the ownership interests of the current shareholders of the Company. Following consummation of the Merger, Senesco's shareholders will collectively own a majority interest in the Company and Senesco's President and principal shareholder, Mr. Phillipe Escaravage, will own an approximate 34.65% interest in the Company.

     The Merger Shares are being issued pursuant to Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the "Act'). The Merger Shares are being offered exclusively to holders of Senesco Common on the Effective Date. As of the date hereof, there are 13 shareholders of record owning shares of Senesco Common. The Company has made available to Senesco's shareholders copies of this Proxy Statement, the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998 and the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998. In addition, the Company has offered Senesco's shareholders opportunity to ask questions of the Company's officers. There is currently no public trading market for the Senesco Common.

JOINT REASONS FOR THE MERGER

     Discussions between the Company and Senesco began in connection with Senesco's attempts to secure financing to fund its research and development efforts and the Company's desire to acquire a company with active operations and/or a business plan currently in the process of being implemented. Since there is no public trading market for Senesco's securities, Senesco's options are currently limited to private sources of financing.

     Indications pointing to the expectation that Senesco's technology can be successfully developed into marketable products, together with the estimated size of potential market for such products, prompted Senesco's management to look towards a means of financing that would create more tangible value for Senesco's shareholders in the near term than the taking of commercial loans, which would burden Senesco with bank debt payment obligations and covenants which could restrict Senesco's future, activities, or the securing of venture capital financing, which would similarly result in ongoing dividend payment obligations and would dilute Senesco's current outstanding ownership interests. To that end, it was suggested by Senesco's business advisor that Senesco merge with a public entity having an existing shareholder base and no current operations, such as the Company. After being introduced to the Company by its business advisor, Senesco began negotiations regarding a merger with the Company and, on October 2, 1998, the two companies entered into a letter of intent outlining the basic terms of the Merger and the Reverse Split. After further negotiations, on October 9, 1998, the Company and Senesco entered into a definitive Merger Agreement, a copy of which is included in Exhibit A to this Proxy Statement.

     The Boards of Directors of the Company and Senesco believe that the Merger will benefit both companies. The Company's and Senesco's Boards have each identified a number of potential benefits of the Merger, including:

     (1) Fulfilling the Company's business purpose of acquiring an operating company or a company with a business plan in the process of being implemented;

     (2) Allowing Senesco to obtain a larger shareholder base and establish a public trading market for its securities;

     (3) Helping Senesco gain the interest of investment bankers and brokerage firms that only raise capital for public companies; and

     (4) Enabling Senesco to access public capital markets to raise money for research and development efforts.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following discussion was prepared by Jones, Jensen & Company, LLC accountants to the Company, and summarizes the material Federal income tax consequences of the Merger to the Company's and Senesco's shareholders under the Internal Revenue Code of 1986, as amended (the "Code"), but does not cover all tax consequences of the Merger that may be relevant to the Company's and Senesco's stockholders in light of their particular circumstances, such as the tax consequences to those of the Company's shareholders who do not hold their Common Stock as a capital asset, foreign persons, insurance companies, tax-exempt organizations, financial institutions, securities dealers, broker-dealers or persons who acquired their shares in compensatory transactions. Furthermore, no foreign, state or local tax considerations are addressed herein.

     THIS SUMMARY SHOULD NOT BE REGARDED AS A SUBSTITUTE FOR AN INDIVIDUAL ANALYSIS OF THE TAX CONSEQUENCES OF THE MERGER TO A SHAREHOLDER. EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE MERGER TO SUCH STOCKHOLDER'S OWN PARTICULAR SITUATION.


     The Merger is expected to be treated a nontaxable reorganization within the meaning of Section 368(a)(1)(a) of the Code.

     Based upon the foregoing, the Merger will result in the following Federal income tax consequences:

          (a) no gain or loss will be recognized by holders of the Company's Common Stock upon the exchange of the outstanding shares of Senesco Common for the Merger Shares;


          (b) no gain or loss will be recognized by Senesco's shareholders upon the exchange of their shares of Senesco Common for shares of Common Stock of the Company; and

          (c) the holding period of Senesco's shareholders with respect to the Merger Shares received by them in the Merger will not include the holding period of such shareholders with respect to the shares of Senesco Common surrendered in exchange therefor.

STATEMENT OF ACCOUNTING

     The transaction will be accounted for as a reorganization of Senesco because the shareholders of Senesco will own a controlling interest in the Company after the Merger. Senesco will therefore be treated as the acquiring entity for accounting purposes and, accordingly, there will be no adjustment to the carrying value of the assets or liabilities of the Company, notwithstanding that the Company is the acquiring entity for legal purposes.

     Each Senesco shareholder should consult a tax advisor as to the particular consequences of the Merger that may apply to such shareholder, including the application of state, local, foreign and other Federal tax laws.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the Company's outstanding Common Stock have indicated to the Company that they will vote in favor of the Merger and related transactions. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.
     ---

                                  PROPOSAL 2

                              REVERSE STOCK SPLIT

     As a condition to consummation of the Merger, immediately prior thereto the Company will effect the Reverse Split with respect to the outstanding shares of Common Stock. Pursuant to the Reverse Split, each three outstanding shares of Common Stock will be automatically converted into one share of Common Stock. In the event that as a result of the Reverse Split a shareholder would own a fractional share, the Company will issue to such shareholder an additional full share of Common Stock in lieu thereof. The Reverse Split will not change the total number of authorized shares or the par value of the Common Stock. The Company currently has 3,000,025 shares of Common Stock issued and outstanding. After giving effect to the Reverse Split, the Company will have approximately 1,000,008 shares of Common Stock issued and outstanding. As a result of the Reverse Split, the number of authorized shares of Common Stock available for future issuance will increase from 46,999,975 to approximately 48,999,992.

REASONS FOR THE REVERSE SPLIT

The reasons for the Reverse Split are as follows:

     (1) To increase the number of authorized shares available for future issuance pursuant to (a) stock option and ownership plans and other compensation arrangements with management, employees and outside consultants; (b) capital-raising transactions, such as public offerings and private placements of the Company's securities; and (c) acquisitions of other businesses and technologies; and

     (2) To reduce the size of the public float in order to discourage short selling and encourage market makers to make a market in the Common Stock.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the Company's outstanding Common Stock have indicated to the Company that they will vote in favor of the Reverse Split. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REVERSE SPLIT AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.
                                       ---

                                  PROPOSAL 3

                    AMENDMENT OF ARTICLES OF INCORPORATION

     The Board of Directors has proposed that the Company amend its Articles of Incorporation in order to change its corporate name to "Senesco Technologies, Inc.". Management believes that the change of corporate name will better reflect the business direction of the Company as it succeeds to the business of Senesco.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the Company's outstanding Common Stock have indicated to the Company that they will vote in favor of the Amendment of the Company's Articles of Incorporation. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL 3.
     ---

                                  PROPOSAL 4

                     ELECTION OF DIRECTORS AND INCREASE IN
                THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS

     In connection with the Merger, the number of members of the Board of Directors will be increased from three persons to five persons. The current directors of the Company have agreed to resign and the following three persons, two of whom have been nominated by the current management of Senesco and one of whom has been nominated by the Board of Directors of the Company, have been nominated for election at the Special Meeting of Shareholders. Two of such persons would serve as directors of the Company until the next Annual Meeting of Shareholders or until their successors have been elected and qualified. Mr. Katz, who was nominated for election by the Company's Board of Directors, would hold office for a two-year term until the Year 2000 Annual Meeting of Shareholders or until his successor is elected and qualified. See, "Proposal 5 -Amendment of By-Laws." Such nominations were made pursuant to agreement by the Company and Senesco in Section 1.3(iii) of the Merger Agreement. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, Proxies may be voted for a substitute nominee designated by the Board of Directors. Since suitable candidates for nomination for election to the remaining two vacancies have not yet been identified and selected by management, such vacancies are anticipated to be filled by the majority vote of the three directors elected at the Special Meeting and of Shareholders. The two members so elected would hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. Shareholders who wish to make their own nominations for the Board of Directors may do so by indicating such on their Proxies or by making an oral nomination at the Special Meeting of Shareholders. A vote FOR each of the nominees for election to the Board of Directors will also
       ---
be a vote FOR increasing the number of members of the Board of Directors unless
                              ---
indicated otherwise on a shareholder's Proxy.

NOMINEES FOR DIRECTOR

     The nominees for Director and biographical information regarding each are as follows:

                                        CLASS OF       OTHER OFFICES
              NAME              AGE     DIRECTORS      TO BE HELD
            --------         ---------  ---------      -------------
     Phillipe Escaravage         22          A         President &
                                        (1 year term)   Treasurer
     Christopher Forbes          47          A
                                        (1 year term)
     Steven Katz                 50          B
                                        (2 year term)

Phillipe Escaravage
-------------------

     Phillipe Escaravage is the founder and was the President of Senesco, LLC since June 1998; he is now President of Senesco. He is also the founder and President of Escaravage Biological Industries, LLC (June 1997 to present). Escaravage Biological Industries, LLC is engaged in the business of making investments in early stage biotechnology products. Mr. Escaravage received a Bachelor of Arts degree in economics from Princeton University in June, 1997. Mr. Escaravage is the son-in-law of Christopher Forbes, a nominee for Director.

Christopher Forbes
------------------

     Christopher Forbes is Vice-Chairman of Forbes, Inc., which publishes Forbes, the nation's leading business magazine. He is responsible for Forbes' advertising and promotion departments. From 1981 to 1989, Mr. Forbes was Corporate Secretary at Forbes. Prior to 1981, he held the position of Vice-President and Associate Publisher. Mr. Forbes became a Forbes, Inc. Director in 1977.

     Mr. Forbes sits on the boards of The New York Historical Society, The Newark Museum, The Business Committee for the Arts, The Brooklyn Museum, The Friends of New Jersey State Museum, the New York Academy of Art, The Victorian Society in America, The Princess Margarita Foundation and The Prince Wales Foundation. He is also a member of the Board of Advisors of The Princeton University Art Museum, a National Trustee of the Baltimore Museum of Art, and serves on the Advisory Committee of the Department of European Decorative Arts of the Museum of Fine Arts in Boston. In 1987, he was appointed to the Board of Regents of the Cathedral of St. John The Divine in New York City.

     Mr. Forbes received a Bachelor of Arts degree in Art History from Princeton University in 1972. In 1986, he was awarded the honorary degree of Doctor of Humane Letters by New Hampshire College.

     Mr. Forbes is the father-in-law of Phillipe Escaravage, a nominee for Director.

Steven Katz
-----------

     Steven Katz is President of Steven Katz & Associates, Inc., a management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing. Although Mr. Katz currently has no affiliation with the Company, he does have experience with the reporting and other obligations of issuers with classes of securities which are registered under the Securities Exchange Act of 1934, as amended, as well as knowledge of and familiarity with the Company's business and current management. For these reasons, the Company's management has chosen to nominate Mr. Katz as a candidate for Director. Senesco currently owes Mr. Katz approximately $20,000 for management consulting services rendered by Mr. Katz in connection with general licensing, technological and strategic matters which are unrelated to the Merger. Mr. Katz currently owns 24,820 shares of Senesco common stock, representing a less than 1% ownership interest in that company. Mr. Katz is not an officer, director or an affiliated shareholder of Senesco. From 1983 to 1984, he was the co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a bio-materials company. Prior to this, Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp, N.A. From 1976 to 1980, he held various senior management positions at National Patent Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to 1974). Mr. Katz received a Bachelor of Business Administration degree in Accounting from the City College of New York in 1969. He is presently a member of the board of directors of several other companies.

     All of the above-named individuals have consented to being named in this Proxy Statement and have indicated that they will serve on the Company's Board of Directors if elected. The Company has agreed to obtain Directors' and Officers' insurance on all post-Merger Directors and Officers.

SIGNIFICANT EMPLOYEES

     In addition, following completion of the Merger the Company expects to have the following significant employees:

     SASCHA FEDYSZYN, 23, VICE-PRESIDENT.

     Mr. Fedyszyn has been the Vice-President of Senesco since its formation in November 1998. Mr. Fedyszyn had been the Executive Vice-President of Senesco, LLC since June 1998. He is also Vice-President of Escaravage Biological Industries, LLC (October 1997 to present). Mr Fedyszyn's prior work experience was as Research Associate at the Logistics Management Institute (May 1995 - September 1995). He also received a Bachelor of Arts degree from Princeton University in Biology in June 1997.

     CHRISTIAN AHRENS, 22, SECRETARY.

     Mr. Ahrens has been the Secretary of the Company since its formation in November 1998. Mr. Ahrens had been Vice-President of Operations for Senesco, LLC since June 1998. Prior to joining Senesco, he attended Princeton University, where he received a Bachelor of Arts degree in History in May 1998

     The Company is presently negotiating three-year employments agreement with Mr. Escaravage and each of the two above-named individuals.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the Company's outstanding Common Stock have indicated to the Company that they will vote in favor of increasing the number of members of the Board of Directors from three (3) persons to five (5) persons and in favor of the election of each of the above-named nominees to the Board of Directors. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND RECOMMENDS, THAT SHAREHOLDERS VOTE FOR INCREASING THE NUMBER OF MEMBERS CONSTITUTING THE
                       ---
     BOARD OF DIRECTORS AND FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH
                            ---
     OF THE PERSONS NAMED ABOVE AS A NOMINEE.


                                  PROPOSAL 5

                             AMENDMENT OF BY-LAWS

     The Board of Directors has proposed that, in connection with the Merger, the Company's By-laws be amended to create two classes of directors of the
Company: (1) Class A, consisting of four directors who would be elected to a one-year term; and (ii) Class B, consisting of one director who would be elected to a two-year term.

     Vacancies occurring with respect to any directorship would be filled by appointment by the remaining directors. In such event, any Class A Directors so appointed would hold office until the next Annual Meeting of Shareholders and a Class B Director so appointed would hold office for the remainder of the full, two-year term.

     The purpose of the amendment to the Company's By-laws is to ensure continuity of management of the Company by providing the current shareholders of the Company representation by at least one member of the Board for a two-year period following the Merger.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the outstanding Common Stock have indicated to the Company that they will vote in favor of amending the Company's By-laws. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE COMPANY'S BY-LAWS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL
                                                             ---
     5.


                                  PROPOSAL 6

                     REINCORPORATION IN STATE OF DELAWARE

     The Board of Directors has proposed that, as soon as practicable after completion of the Merger, the Company change its state of incorporation from Idaho to Delaware by share purchase and exchange or by merging at a later date into a new corporation which would be formed in Delaware to facilitate the reincorporation and would be capitalized identically to the Company. Management believes that the change in the Company's state of incorporation will better suit the corporate agenda and business direction of the Company; however, if such action will in any way adversely affect the Company's status as a public company, as determined by the Company's legal counsel, then such action will not be taken and the shareholders will be informed.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the outstanding Common Stock have indicated to the Company that they will vote in favor of the reincorporation in the State of Delaware. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REINCORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 6 SUBJECT TO THE ADVICE OF
                                       ---
     COUNSEL.

                                  PROPOSAL 7

                                THE BRIDGE LOAN

     Senesco's Business Plan contemplates obtaining additional financing following completion of the Merger by means of one or more private placements or public offerings (each, an "Offering") of newly-issued equity or convertible debt securities of the Company; however, neither Senesco nor the Company currently has any formal agreement, arrangement or understanding with any third party regarding any such Offering and there can be no assurance that any such Offering will, in fact, occur or be consummated. See, " Proposal 1 - Merger of Senesco, Inc. into Acquisition Corp. -- Business of Senesco, Inc. -- Financing Needs."













      In order to cover expenses associated with the Merger and fund the ongoing operations of Senesco's business in the interim, on October 22, 1998 Senesco entered into a Loan Agreement with South Edge International Limited, providing for up to $500,000 in financing (the "Bridge Loan"). The Bridge Loan is evidenced by a Promissory Note bearing interest at an annual rate equal to the prime rate plus 2% and will become due and payable in full on the date of the earlier to occur of:

(1) such date (if any), following completion of the Merger, on which Senesco shall consummate an offering and sale of equity or convertible debt securities which yields more than $500,000 in gross proceeds; and (2) October 22, 1999. Upon consummation of the Merger, the Note will become a liability of the Company. To date, Senesco has drawn down approximately $258,000 under the Bridge Loan. Following consummation of the Merger, the Company anticipates drawing down all of the remaining funds available under the Bridge Loan on a monthly basis.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the outstanding Common Stock have indicated to the Company that they will vote in favor the Bridge Loan. Such shareholders are parties in their individual capacities as shareholders to the Merger Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE BRIDGE LOAN AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 7.
                                       ---

                                  PROPOSAL 8

                             APPROVAL AND ADOPTION
                           OF THE STOCK OPTION PLAN

APPROVAL AND ADOPTION OF THE STOCK OPTION PLAN

     The Board of Directors of the Company believes it is in the best interests of the Company to encourage stock ownership by its employees. Accordingly, the Board of Directors approved the establishment of the 1998 Stock Option Plan (the "Stock Option Plan") on December 31, 1998, subject to approval of the shareholders of the Company. Options to purchase an aggregate of 500,000 post-Reverse Split shares of Common Stock (subject to adjustment for any stock dividend, stock split or other relevant changes in the Company's capitalization) may be sold pursuant to the Stock Option Plan. The text of the Stock Option Plan is attached as Exhibit B to this Proxy Statement. Set forth below is a summary of the material provisions of the Stock Option Plan.

     Under the Stock Option Plan, the Board of Directors may authorize the issuance of options or stock purchase rights to purchase Common Stock to designated employees and/or Directors of, and consultants to the Company. All employees of the Company will be eligible to participate in the Stock Option Plan. The reasons for adopting the Stock Option Plan are: (1) to enable the Company to attract and retain the best available personnel for positions of substantial responsibility; (2) to provide additional incentive to employees, Directors and consultants of the Company and Senesco; (3) and to promote the success of the Company's business.

     The material features of the Stock Option Plan are as follows:

     Under the Stock Option Plan, the Board of Directors may, in its discretion, award either incentive stock options ("ISOs") or nonstatutory stock options ("NSOs"). Grants of ISOs may be made only to employees of the Company, while NSOs may be granted to both employees and to non-employee directors and outside consultants. To the extent that the fair market value of shares of Common Stock subject to ISOs which become exercisable by any employee during any calendar year exceeds $100,000, options for those shares representing the excess over $100,000 will be treated as NSOs.

     The per share exercise price for shares to be issued pursuant to exercise of an option shall be determined by the Board of Directors subject to the following guidelines:

          (1)  In the case of an ISO:

               (a) granted to an employee who, at the time of the grant of such ISO, owns shares representing more than 10% of the aggregate voting power of all classes of capital stock of the Company, the per share exercise price shall be no less than 110% of the fair market value of a share of Common Stock on the date of grant; or

               (b) granted to any other employee, the per share exercise price shall be no less than 100% of the fair market value of a share of Common Stock on the date of such grant.

          (2)  In the case of a NSO:

               (a) granted to a person who, at the time of the grant of such NSO, owns stock shares representing more than 10% of the aggregate voting power of all classes of capital stock of the Company, the per share exercise price shall be no less than 110% of the fair market value of a share of Common Stock on the date of grant; or

               (b) granted to any other person, the per share exercise price shall be no less than 85% of the fair market value on the date of such grant.

          (3) Stock Purchase Rights, if authorized and implemented pursuant to a Restricted Stock Purchase Agreement approved by the Board of Directors, may be issued either alone or in conjunction with other plans adopted under the Stock Option Plan. The Company's Board of Directors shall advise each offeree of Stock Purchase Rights in writing of the terms, conditions and restrictions related to the offer, including the number of shares the offeree is entitled to purchase, the price to be paid (which price shall not be less than 50% of the fair market value of the shares as of the date of the offer), and the time within which such person must accept the offer, which shall not exceed 30 days from the date upon which the determination was made to grant the Stock Purchase Right.

     In the event of an option holder's termination as an employee, officer or director of, or consultant to, the Company or its subsidiaries, such holder may exercise his or her options to the extent such options were vested on the date of termination, but in the case of an ISO only within 90 days (or such other period of time as is determined by the Board of Directors at the time of grant of such ISO, with such determination being made at the time of grant of the option and not exceeding 90 days) after the date of termination (but in no event later than the termination date set forth in the option agreement governing the option).

     The term of options granted under the Stock Option Plan will be determined by the Board of Directors of the Company; provided that (1) ISOs shall have a maximum term of 10 years, and (2) options granted to persons owning more than 10% of the outstanding Common Stock will have a maximum term of five years.

     The consideration to be paid for the shares to be issued upon exercise of an option, including the method of payment, shall be determined by the Administrator of the Stock Option Plan (the "Administrator") (and, in the case of an ISO, shall be determined at the time of grant) and may consist entirely of
(1) cash, (2) check, (3) promissory note, (4) other shares which (x) in the case of shares acquired upon the exercise of an option either have been owned by the optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such option can be exercised, (5) authorization from the Company to retain from the total number of shares as to which the option is exercised that number of shares having a fair market value on the date of exercise equal to the total exercise price for the number of shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to the option holder's broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the shares, which irrevocably obligates the option holder to take and pay for the shares not more than 12 months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of shares to the extent permitted under applicable laws. In making its determination as to the type of consideration to accept, the Administrator shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company.

     Any option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or optionee, and as shall be permissible under the terms of the Stock Option Plan.

     An option may not be exercised for a fraction of share.

     An option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as shareholder shall exist with respect to the option shares, notwithstanding the exercise of the option. The Company shall issue (or cause to be issued) such certificate promptly upon the exercise of the option.

     Exercise of an option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Stock Option Plan and for sale under the option, by the number of shares as to which the option is exercised.

     The Company currently does not have any stock option plans under which officers, Directors or employees of the Company may participate.

ADMINISTRATION AND ELIGIBILITY

     The Stock Option Plan will be administered by the Administrator or by a committee appointed by the Company's Board of Directors (the "Committee"). The Committee has the authority to interpret all provisions of the Stock Option Plan. All employees of the Company and its participating subsidiaries who have been employed by the Company or Senesco for at least one year are eligible to participate in the Stock Option Plan, except for employees whose customary employment is 20 hours or fewer per week or employees whose customary employment is for not more than five months in any calendar year. Upon consummation of the Merger, approximately three employees will be eligible to participate in the Stock Option Plan.

     In addition, nonemployee Directors and outside consultants to the Company will be eligible for grants of NSOs under the Stock Option Plan.

AMENDMENT AND TERMINATION

     The Board of Directors of the Company may amend the Stock Option Plan at any time; however, the Stock Option Plan may not be amended in any way that will cause rights issued thereunder to fail to meet the requirements for employee stock option plans as defined in Section 423 of the Code, including stockholder approval if required.

     The Stock Option Plan shall terminate upon the earliest to occur of: (1) such date on which options to purchase an aggregate number of shares of Common Stock equal to or greater than the number of shares reserved under the Stock Option Plan have been granted, or (2) the date on which the Stock Option Plan is terminated by the Board of Directors; or (3) December 31, 2008.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

     No officer or director of the Company serves as an officer or director of Senesco or owns any shares of Senesco Common or other ownership interests in Senesco. None of the officers, directors or principal shareholders of the Company has any substantial interest in the proposals discussed herein to be voted upon at the Special Meeting of Shareholders.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the outstanding Common Stock have indicated to the Company that they will vote in favor of the approval and adoption the Stock Option Plan.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE STOCK OPTION PLAN AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 8.
                                       ---


                                  PROPOSAL 9

                            APPOINTMENT OF AUDITORS

     Jones, Jensen & Company, LLC served as the principal accountants to the Company for the fiscal year ended June 30, 1998.

     The Board of Directors has arranged for Goldstein Golub Kessler & Co., P.C. to be its auditors for the fiscal year ending June 30, 1999 subject to the consummation of the Merger and approval by the Company's shareholders. The Company expects a representative of each of Jones, Jensen & Company, LLC and Goldstein Golub Kessler & Co., P.C. to attend the Special Meeting and be available for questions.

     Shareholders owning an aggregate of 1,482,020 shares, representing 49.4%, of the outstanding Common Stock have indicated to the Company that they will vote in favor of the appointment of Goldstein Golub Kessler & Co., P.C., as the Company's auditors or the fiscal year ending June 30, 1999.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER & CO., LLC AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999 AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                                                                     ---
     PROPOSAL 9.

                              DISSENTERS' RIGHTS

     Idaho law provides that shareholders entitled to vote on the Merger have a right to elect to dissent to the Merger and obtain payment for their shares of Common Stock. Shareholders wishing to exercise their rights to dissent to the Merger and demand payment for their shares must give written notice of such intention to the Company prior to the time when the vote on Proposal 1 is taken at the Special meeting of shareholders.

     The following summary of ID Statute Sections 30-1-1302 to 30-1-1331 is NOT intended to be a complete statement of the provisions of such sections and is qualified in its entirety by the referenced Exhibit C annexed hereto.

ANY SHAREHOLDER WHO WISHES TO DISSENT AND OBTAIN PAYMENT FOR HIS OR HER SHARES MUST VOTE SUCH SHARES AGAINST, OR ABSTAIN FROM VOTING FOR, THE MERGER.

     In the case of shareholders of record who do not have beneficial ownership of all shares held of record, a demand for payment may be made with respect to fewer than all shares held of record, provided that such demand is made with respect to all shares beneficially owned by any one person or over which any one person has sole voting power.

     In the event that the Company receives written notice of an intent to demand payment from any shareholder prior to the time that the vote on Proposal 1 is taken at the Special Meeting of Shareholders, then within 10 days following the Special Meeting of Shareholders the Company will send to such shareholder a form for demanding payment accompanied by a copy of Chapter 13 of the Idaho General Business Corporation Law, which governs dissenter's rights, and written notice to such shareholder specifying: (1) where such shareholder must send a demand for payment and where and when the certificates for certificated shares must be deposited; (2) in the case of a holder of uncertificated shares, to what extent transfer of shares of such shares will be restricted after its demand for payment is received; and (3) the date by which the Company must receive a completed and executed payment demand from such shareholder, such date to be between 30 and 60 days following the date on which the Company delivered the form of payment demand to such shareholder.

     The form of payment demand shall specify the date on which the Company first announced the proposed Merger to its shareholders or to the news media and will require a shareholder making a demand for payment to certify that it acquired beneficial ownership of its shares prior to such date. A shareholder making a demand for payment with respect to shares acquired after the date on which the terms of Merger were first announced to the Company's shareholders or to the news media ("After-Acquired Shares") will receive payment of the fair value of such shares plus accrued interest upon their agreeing in writing to accept such payment in full satisfaction of such shareholder's demand with respect to such shares. Such shareholder must then complete, execute and return the form of payment and deposit its share certificates in accordance with the terms specified in the payment form accompanying the notice.

     Upon receipt of a payment demand, the Company shall pay the dissenting shareholder from whom such demand was received the "fair value" of such shareholder's shares, as determined in good faith by the Board of Directors of the Company, plus accrued interest from the date of receipt of such demand.
Each such payment shall be accompanied by: (1) a statement of how the Company arrived at its estimate of the fair value of the shares and how the interest on such fair value was calculated; (2) a copy of the Company's Balance Sheet, Income Statement and Statement of Changes
in Shareholders' equity at June 30, 1998 (the end of the Company's most recent full fiscal year); (3) a copy of the Consolidated Pro Forma Financial Statements of the Company at September 30, 1998; and (4) a copy of Chapter 13 of the Idaho General Business Corporation Law.

     In the event that the Merger is not consummated within 60 days after the date set for payment, the Company will return all share certificates deposited by, and release the transfer restrictions on all uncertificated shares of, dissenting shareholders.

     Any shareholder who disagrees with the Company's estimate of the fair value of the shares, or who does not receive either payment of such fair value or return of its share certificates within 60 days following the date set for receipt by the Company of a demand for payment may so notify the Company in writing within 30 days following the date on which the Company made or offered to make payment or within 30 days following the date on which such payment should have been made. In such event, the shareholder may specify its own estimate of the fair value of its shares and amount of interest due and demand payment of such amount. The Company will then have 60 days to either pay the amount so specified or commence an action in the Idaho District Court for Summit County petitioning the Court to determine the fair value of the shares. All shareholders whose claims for payment remain unsettled will be made parties to such action. Each shareholder will be entitled to judgement, (1) for the amount, if any, by which the Court finds the fair value of such shareholders' shares, plus interest, exceeds the amount paid by the Company, or (2) for the fair value, plus accrued interest, of such shareholders' After-Acquired Shares for which the Company elected to withhold payment. The Court will have power to determine all costs of such proceeding and assess such costs against the Company, provided that if the Court determines any dissenting shareholder has not acted in good faith or has acted arbitrarily or vexatiously then the Court may assess a portion of such costs against such shareholder as it may deem equitable.

     A copy of Chapter 13 of the Idaho General Business Corporation Law is annexed as Exhibit C to this Proxy Statement.

     The dissenters' rights detailed in ID Statute Section 30-1-1302 to 30-1-1331, inclusive, are the sole rights of dissenting shareholders.

     The Board of Directors of the Company believes that, as the Company currently has no operations or assets, and the financing transactions described in this Proxy Statement are all conditioned upon the consummation of the Merger and the acquisition of the business of Senesco, that the value of any dissenters' rights will be minimal.

                       RECORD DATE AND SHARE OWNERSHIP BY
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     Only shareholders as of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting of Shareholders. As of the Record Date, the Company had outstanding 3,000,025 shares of Common Stock.

     The following table sets forth information, to the best knowledge of the Company as of September 18, 1998, with respect to each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, each director of the Company and all directors and officers of the Company as a group:

                              BEFORE THE MERGER                 AFTER THE MERGER
                              -----------------                 ----------------

NAME AND ADDRESS               AMOUNT AND NATURE   PERCENT   AMOUNT AND NATURE   PERCENT
BENEFICIAL OWNER               OF BENEFICIAL       OF        OF BENEFICIAL       OF
----------------
                               OWNERSHIP/1/        CLASS/2/  OWNERSHIP          CLASS/3/
                               -----------------  ---------  -----------------  ---------
Edward F. Cowle                682,680             22.8%     227,560             8.43%
201 E. 87th St., Ste. 6C
New York, NY 10128             Direct                        Direct

David Williams                 418,608             13.95%    139,536             5.16%
62 West 400 South
Salt Lake City, UT 84101       Direct                        Direct

H. D. Williams                 372,096             12.4%     124,032             4.59%
62 West 400 South
Salt Lake City, UT 84101       Direct                        Direct

Mark W. McWhirter              198,452              6.61%    66,151              2.45%
3629 Steven White Dr.
San Pedro, CA 90731            Direct                        Direct

Dr. M. R. Moeen-Zaia           198,450            6.61%      66,150             2.45%
5024 Abuela Dr.
San Diego, CA 92124            Direct                        Direct
Jim Ruzicka/4/                 174,404            5.8%       58,135             2.15%
P. O. Box 3813
Park City, UT 84060            Direct                        Direct

---------------------------
     /1/ Each person has sole voting, investment and dispositive power over the shares opposite his name.

     /2/ Based on 3,000,025 shares of Common Stock issued and outstanding on October 8, 1998.

     /3/ Based on approximately 2,700,008 shares of Common Stock issued and outstanding after consummation of the Merger and the after the Reverse Split.

     /4/  Indicates a current Officer and Director

Sarasanan Blaendra             173,646            5.78%      57,882             2.14%
439 West 233rd St.
Carson, CA 90745               Direct                        Direct

J. Rockwell Smith/4/           8,636              0.287%     2,879              0.206%
P. O. Box 3303
Park City, UT 84060            Direct                        Direct

James Kerr/4/                  -0-                -0-        -0-                -0-
4087 South 1300 E.
Salt Lake City, UT 84124       Direct                        Direct

Phillipe Escaravage/5/ /6/     -0-                -0-        933,476            34.57%
11 Chambers Street
Princeton, NJ 08542            Direct                        Direct

Christopher Forbes/5/          -0-                -0-        4,131              0.15%
Forbes, Inc.
50 5th Avenue
New York, NY  10011            Direct                        Direct

Steven Katz/5/                 -0-                -0-        24,820             0.92%
Steven Katz & Associates
Briar Ridge Plaza
440 Main Street                Direct                        Direct
Milltown, NJ  08850

Sascha Fedyszyn/6/             -0-                -0-        18,680             0.6.91%
11 Chambers Street
Princeton, NJ  08542           Direct             Direct

Christian Ahrens/6/            -0-                -0-        8,262              0.31%
11 Chamber Street
Princeton, NJ  08542           Direct                        Direct

John Thompson                  -0-                -0-        425,000            15.74%

Michel Escaravage              -0-                -0-        235,369             8.69%
11 Chambers Street
Princeton, NJ  08542           Direct                        Direct

----------------------------


     /5/  Indicates a nominee for Director

     /6/  Indicates a proposed Officer

Office of the Dean
Faculty of Science            Direct                        Direct
University of Waterloo
Waterloo, Ontario
Canada  N2L 3G1


--------------------------------------------------------------------------------

All Current Directors and
Executive Officers as a
Group (3 Persons)             183,040            6.10%      61,014         2.26%


All Nominees for Directors
and Proposed Officers as
a Group (5 Persons)           -0-                -0-        989,369        36.64%

          To the knowledge of the Company's management, during the past five years, no present or former director or executive officer of the Company:
     (1) has been subject to a personal bankruptcy proceeding or has been a general partner in a partnership or an executive officer of a corporation that was subject to a bankruptcy proceeding within the past two years, (2) has been convicted of a crime (other than a traffic violation or minor court offense); (3) was the subject of a standing court order, judgment or decree which permanently or temporarily enjoined him from engaging in any type of business activity or barred, suspended or limited for more than 60 days his right to engage in any type of business activity relating to investments, including: (a) acting as a merchant, broker, commodity trading advisor or pool operator, investment advisor, underwriter or dealer in securities, or as an affiliated person, director or employee of any investment company; or (b) engaging in any activity in connection with the purchase or sale of any security or commodity; or (4) was found by a court of competent jurisdiction or by the Securities and Exchange Commission to have violated any Federal or state securities law.


                            DESCRIPTION OF BUSINESS

HISTORY AND ORGANIZATION
------------------------

     The Company was organized on April 1, 1964 under the laws of the State of Idaho under the name, "Felton Products, Inc.," having the stated purpose of engaging in various investment activities, without limitation of its general corporate powers to engage in any lawful activities. The Company engaged in limited investment and business development operations and, from the time of its inception, the Company has undergone several name and business changes.

     On September 1, 1987, the Company changed its name to "Ink & Imagers, Inc." There is no record of any business operations during the period the Company was known as "Ink & Imagers, Inc." On November 16, 1988, the Company's name was changed to "Nava Leisure USA, Inc." in anticipation of the acquisition of an operating business incorporated in Delaware with the same name, Nava Leisure USA, Inc., a Delaware corporation (hereinafter, "Nava (Delaware)"). The acquisition and related stock exchange agreement was never completed, and all rights and equity interest in the Company and Nava (Delaware) were transferred to the Company by an Order Pursuant to Stipulation of the District Court for Idaho, Sixth Judicial District, on December 11, 1995 (the "Order").

     The acquisition agreement was rescinded and voided by the Order, which canceled and made null and void any exchanges of stock related thereto. All certificates related thereto were subsequently returned to the Company. On December 16, 1995, a special meeting of the Board of Directors was held for the purpose of canceling all shares of Common Stock and Preferred Stock issued by the Company pursuant to the rescinded Nava (Delaware) transaction. The Order and ensuing Board action terminated all further issues in dispute regarding the litigation over the Nava (Delaware) transaction. A monetary judgment in the amount of $40,440.04 associated with that proceeding in favor of the Company is considered uncollectible and is therefore reflected as "0" in the Company's financial statements for the fiscal year ended June 30, 1998, and is not a material asset to the Company. Other than the rescinded acquisition transaction and related litigation regarding Nava (Delaware), the Company has remained inactive since before 1988, until now.

     The present promoters of the Company obtained control between 1987 and 1988 by acquiring then-controlling shareholders' interests in the then-defunct and inactive Felton Products, Inc., for purposes of the business acquisition which failed in 1988. The promoters of the Company are its President, J. Rockwell
Smith, and three major shareholders:   Edward F. Cowle; H.D. Williams; and David
Williams. On November 1, 1996, the Directors determined that the Company should become active in seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses. The Company then began to consider and investigate potential business opportunities. The Company is considered a development stage company and, due to its status as a "shell" corporation, its principal business purpose is to merge with or otherwise acquire an operating entity.

     On October 13, 1987, the Company entered into an Agreement of Acquisition with Copytex, a sole proprietorship doing business in California, and Mr. Bahram Moeen-Ziai, the sole proprietor of Copytex, providing for the acquisition by the Company of all of the property and assets of Copytex as a going concern in consideration for the issuance to Mr. Moeen-Ziai of 8,000,000 shares of the Company's Common Stock. Copytex owned and operated two print and copy shops in the San Diego area. In addition, it was anticipated that Copytex would license its name to limited partnerships, which would raise money from investors and finance construction and set-up of additional locations. The Company, as sole owner of Copytex, would be general partner of the limited partnerships. Unable to find investors, however, no limited partnerships were actually formed and on October 3, 1988, the Company entered into a Recission Agreement with Copytex and Mr. Moeen-Ziai providing for return by the Company to Copytex and Mr. Moeen-Ziai of title to all properties and assets of Copytex in exchange for return by Mr. Moeen-Ziai to the Company of the 8,000,000 shares of Common Stock issued as consideration for the acquisition.

     On March 27, 1997, the Company voluntarily registered its Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in order to make information concerning itself more readily available to the public. As a result of such registration, the Company is obligated pursuant to the Exchange Act to file with the Securities and Exchange Commission certain interim and periodic reports, including an annual report containing audited financial statements. The Company intends to continue to voluntarily file these reports under the Exchange Act even if its obligation to file such reports is suspended under applicable provisions of the Exchange
Act.

DESCRIPTION OF PROPERTIES

     The Company's administrative offices are located at 253 Ontario No. 1, P.O. Box 3303, Park City, Utah, 84060, which are the offices of its President, Mr. J. Rockwell Smith. Acquisition Corp.'s administrative offices are also located at the offices of Mr. Smith. Mr. Smith allows the Company to use these facilities without charge. The Company does not own or control any material properties.

     The Company formed Acquisition Corp. in New Jersey on October 9, 1998. Acquisition Corp. was formed as a wholly-owned subsidiary of the Company for the sole purpose of effecting the acquisition of Senesco. Acquisition Corp. has no assets or liabilities, and has never engaged in any business.

LEGAL PROCEEDINGS

     No legal proceedings are pending at this time against the Company.

     There are no material proceedings to which any director, officer or affiliate of the Company, or any owner, beneficially or of record, of more than five percent (5%) of the Company's outstanding Common Stock, is a party adverse to the Company or has a material interest adverse to the Company.

SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

     No matters were submitted to a vote of shareholders of the Company during the fiscal year ended June 30, 1998, nor since that time until the date of this Proxy Statement.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     The Company is not aware of any reported quotations for its Common Stock, now or at any time within the past nine years. The Company's shares are eligible to be quoted on the Nasdaq OTC Bulletin Board under the symbol "NAVL". Inclusion on the OTC Bulletin Board permits price quotations for the Company's shares to be published by such service. The Company is not aware of any established trading market for its Common Stock nor is there any record of any reported trades in the public market in recent years. The Company's Common Stock has not traded in a public market since 1988. Since its inception, the Company has not paid any dividends on its Common Stock, and the Company does not anticipate that it will pay dividends in the foreseeable future. At October 8, 1998, the Company had 387 shareholders.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

     The Company has been considered a development stage company with no assets or capital and with no operations or income since approximately 1988. In their report on the Audited Financial Statements of the Company for the fiscal year ended June 30, 1998, Jones, Jensen & Company, LLC, auditors for the Company expressed substantial doubt as to the Company's ability to continue as a going concern. The costs and expenses associated with the preparation and filing of this Proxy Statement and other operations of the Company have been paid for by its shareholders, specifically

H.D. Williams. It is anticipated that until completion of the Merger, the Company will require only nominal capital to maintain its corporate viability and necessary funds will most likely be provided by the Company's existing shareholders or its officers and directors in the immediate future. Following completion of the Merger, the Company anticipates raising additional funds by drawing down the remainder of the funds available under the Bridge Loan and/or through an Offering. See, "Proposal 7 -the Bridge Loan".

     In the opinion of management, inflation has not and will not have a material effect on the operations of the Company until such time as the Company has successfully completed the Merger.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     The reports of the Company's principal accountants on the Company's financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor was any such report modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended June 30, 1997 and June 30, 1998 and any subsequent interim periods to the date of this Proxy Statement, the Company had no disagreements with its certified public accountants with respect to accounting practices or procedures or financial statement disclosure or auditing scope or procedure which, if not resolved to such accountants' satisfaction, would have caused them to make reference to the subject matter of such disagreement in their report.

     Following the Merger, the Company will engage Goldstein Golub & Kessler as its auditors (See "Proposal 9 -- Appointment of Auditors").

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held no meetings during the fiscal year ended June 30, 1998.

     The Board of Directors does not have an audit, compensation or nominating committee or any other committee.


                               EXECUTIVE OFFICERS

                                 Capacities in                   In Current
     Name            Age         Which Served                    Position Since
     ----            ---         ------------                    --------------
J. Rockwell Smith     59         President and Director                1987
Jim Ruzicka           55         Vice President and Director           1998
James Kerr            43         Secretary, Treasurer and              1995
                                   Director

     Set forth below is certain biographical information regarding the Company's executive officers and directors.

     J. Rockwell Smith has been President and a Director of the Company since 1987. From 1977 to 1989, Mr. Smith owned and operated his own construction company in Park City, Utah, named Rocky Smith Construction, which supervised construction projects in this resort community. From 1990 to the present, Mr. Smith has been employed as a driver by the Park City Transportation Company. Mr. Smith studied engineering at Seattle University and the University of Washington.

     Jim Ruzicka is the Vice-President of the Company, and has been a Director of the Company since August 15, 1998. For the last five years (and previously), Mr. Ruzicka has been the owner-operator of a ski tour package company doing business in Utah, Colorado, Wyoming, and California. Prior to 1983, he owned and operated seven restaurants in Chicago, Illinois and surrounding suburbs. He attended Aurora College in Aurora, Illinois, studying liberal arts without receiving a degree.

     James Kerr has been Secretary-Treasurer and a Director of the Company since 1995. Since 1994, Mr. Kerr has worked as an independent production manager and/or lighting technician for a number of companies situated in and around Salt Lake City, Utah, including Great Day Ltd., Video West, Bonneville Communications, Scopes, Garcia & Carlisle, Rutherford Productions, Stillson & Stillson and Advantage Video. In 1993, Mr. Kerr was employed in equipment repair and maintenance for Redman Movies & Stories of Salt Lake City, Utah, and as a ski test programmer for Great Day Ltd. Of Utah. Previously, he has operated his own business as a self-employed independent auto mechanic.


                            EXECUTIVE COMPENSATION

SUMMARY

     The Company has not had a bonus, profit sharing, or deferred compensation plan for the benefit of its employees, officers or directors. The Company has not paid any salaries or other compensation to its officers, directors or employees for the years ended June 30, 1997 and 1998, nor at any time during calendar year 1998. Although the Company has not entered into an employment agreement with any of its officers, Directors or any other persons, it anticipates entering into three-year employment agreements with Messrs. Escaravage, Fedyszyn and Ahrens. See, "Proposal 4 -- Election of Directors -- Significant Employees." As of the date hereof, no person has accrued any compensation from the Company.

COMPENSATION

     No form of compensation was paid to any officer or Director at any time during the last three fiscal years.

CASH COMPENSATION

     There was no cash compensation paid to any Director or executive officer of the Company during the fiscal years ended June 30, 1998, 1997, or 1996.

BONUSES AND DEFERRED COMPENSATION

     There were no bonuses paid to any Director or executive officer of the Company during the fiscal years ended June 30, 1998, 1997 or 1996, nor was there any deferred compensation.

COMPENSATION PURSUANT TO PLANS

     There was no compensation pursuant to any plan paid to any Director or executive officer of the Company during the fiscal years ended June 30, 1998, 1997 or 1996.

OTHER COMPENSATION

     There was no other compensation paid to any Director or executive officer of the Company during the fiscal years ended June 30, 1998, 1997 or 1996.

COMPENSATION OF DIRECTORS

     There was no compensation paid to any Director of the Company during the fiscal years ended June 30, 1998, 1997 or 1996.


TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENT:

     There are no compensatory plans or arrangements of any kind, including payments to be received from the Company, with respect to any person which would in any way result in payments to any such person because of his or her resignation, retirement, or other termination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a change in control of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and, in connection therewith, Directors, officers, and beneficial owners of more than 10% of the Company's Common Stock are required to file on a timely basis certain reports under Section 16 of the Exchange Act as to their beneficial ownership of the Company's Common Stock. The following table sets forth, as of the date of this Proxy Statement, the name and relationship of each person who failed to file on a timely basis any reports required pursuant to
Section 16 of the Exchange Act:

                                                                                          NUMBER
     NAME                     POSITION                           REPORT TO BE FILED       OF REPORTS
     ----                     --------                           ------------------       ----------
     J. Rockwell Smith        President and Director                  Form 3                 1
     Jim Ruzicka              Vice President and Director             Form 3                 1
     James Kerr               Secretary-Treasurer and Director        Form 3                 1
     Edward F. Cowle          10% or greater beneficial owner         Form 3                 1
     David Williams           10% or greater beneficial owner         Form 3                 1
     H.D. Williams            10% or greater beneficial owner         Form 3                 1

The Company is not aware of whether any of the above-named persons engaged in the buying or selling of the Company's Common Stock after they became subject to file certain reports, pursuant to Section 16 of the Exchange Act, and does not know if these persons were required to file any Form 4 or Forms 5, or the number of such Forms required to be filed, if applicable.

FINANCIAL STATEMENTS OF THE COMPANY

     The Audited Financial Statements of the Company for the year ended June 30, 1998 and the Unaudited Interim Financial Statements of the Company for the quarter ended September 30, 1998 are included in this Proxy Statement.

FINANCIAL STATEMENTS OF SENESCO

     The Audited Financial Statements of Senesco for the period from inception to December 9, 1998 are included in this Proxy Statement.

CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

     The Consolidated Pro Forma Financial Statements, dated September 30, 1998, of the Company and are included in this Proxy Statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The Company incorporates herein by reference the following documents filed by it with the Securities and Exchange Commission (File No. 022307) pursuant to the Exchange Act, copies of which are being delivered to shareholders herewith:
(1) its Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998; and (2) its Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998.

SHAREHOLDERS' PROPOSALS

     As previously disclosed to shareholders in connection with the Company's 1998 Annual Meeting, shareholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders must submit their proposals in writing to the Secretary at the address set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than March 31, 1999 for inclusion in next year's proxy statement and proxy card. No shareholder proposals will be accepted for the Special Meeting.


                                 OTHER MATTERS

     The Board of Directors does not intend to present for consideration at the Special Meeting any business other than the matters referred to in the accompanying Notice. In the event any other matter should properly come before the Meeting, the person(s) appointed by the accompanying Proxy will vote on such other matters in accordance with their best judgment pursuant to the discretionary authority granted in the Proxy.

     The cost of this solicitation of Proxies will be borne by the Company. In addition to the use of the mails, some of the officers and regular employees of the Company and/or consultants may solicit Proxies by telephone and telegraph, or request brokerage houses and other custodian nominees and fiduciaries to forward soliciting materials to beneficial owners of shares held of record by such persons and may verify the accuracy of marked Proxies by contacting record and beneficial owners of the shares. The Company will reimburse such persons for the reasonable expenses incurred in forwarding such solicitation materials.

DATED this 8/th/ day of January, 1999.
             --

                             NAVA LEISURE USA, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                 JUNE 30, 1998

                                   CONTENTS


      Independent Auditors' Report.........................   3

      Balance Sheet........................................   4

      Statements of Operations.............................   5

      Statements of Stockholders' Equity (Deficit).........   6

      Statements of Cash Flows.............................   8

      Notes to the Financial Statements....................  10

[JONES, JENSEN & COMPANY, LLC LETTERHEAD APPEARS HERE]

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


      Board of Directors
      Nava Leisure USA, Inc.
      Salt Lake City, Utah

      We have audited the balance sheet of Nava Leisure USA, Inc. (a development stage company) as of June 30, 1998 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended June 30, 1998 and 1997 and from inception on April 1, 1964 through June 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nava Leisure USA, Inc. as of June 30, 1998 and the results of its operations and its cash flows for the years ended June 30, 1998 and 1997 and from inception on April 1, 1964 through June 30, 1998 in conformity with generally accepted accounting principles.

      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is a development stage company with no established source of revenues. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


      /s/ Jones, Jensen & Company

      Jones, Jensen & Company
      Salt Lake City, Utah
      August 5, 1998

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                                 Balance Sheet


                                     ASSETS
                                     ------

                                                            June 30,
                                                              1998
                                                          ------------

CURRENT ASSETS

   Cash                                                   $        -
                                                          ------------
   Total Current Assets                                            -
                                                          ------------
   TOTAL ASSETS                                           $        -
                                                          ============


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------

CURRENT LIABILITIES

  Accounts payable                                        $      3,100
                                                          -------------
    Total Current Liabilities                                    3,100
                                                          -------------

STOCKHOLDERS' EQUITY (DEFICIT)

  Preferred stock, 5,000,000 shares authorized at $0.001
  par value; Series A preferred stock, 1,100,000
   shares authorized, -0- shares issued and outstanding             -
  Series B preferred stock, 100,000 shares authorized
   at $1.00 par value; -0- shares issued and outstanding            -
  Common stock, 50,000,000 shares authorized at $0.0005
   par value; 3,000,025 shares issued and outstanding            1,500
  Capital in excess of par value                                32,019
  Deficit accumulated during the development stage             (36,619)
                                                          --------------
   Total Stockholders' Equity (Deficit)                         (3,100)
                                                          --------------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)   $         -
                                                          ==============

  The accompanying notes are an integral part of these financial statements.

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                            Statements of Operations


                                                               From
                                                            Inception on
                                                               April 1,
                                For the Years Ended          1964 Through
                                    June 30,                   June 30,
                             -------------------------
                               1998         1997                 1998
                             ----------    -----------      --------------
REVENUE                      $       -     $        -       $          -
                             ----------    -----------      --------------
EXPENSES                        (10,374)        (7,810)            (36,619)
                             ----------    -----------      --------------
NET LOSS                     $  (10,374)   $    (7,810)     $      (36,619)
                             ==========    ===========      ==============
NET LOSS PER SHARE           $    (0.00)   $     (0.00)
                             ==========    ===========
WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING         3,000,025      3,000,025
                             ==========    ===========


   The accompanying notes are an integral part of these financial statements.

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                  Statements of Stockholders' Equity (Deficit)

                                                                                                      Deficit
                                                                                                      Accumulated
                                                                                     Capital in        During the
                                                                Common Stock         Excess of        Development
                                                             -------------------
                                                              Shares      Amount      Par Value          Stage
                                                             ---------   --------    -----------      -------------
Balance, April 1, 1965                                              -    $    -       $     -         $     -

Issuance of common stock for
 cash from inception on April 1,
 1965 through June 30, 1993 at
 approximately $0.0036 per share                             3,000,025     1,500         9,250              -

Contribution of capital through
 payment of expenses by
 shareholder                                                        -         -            500              -

Net loss from inception
 on April 1, 1964 through
 June 30, 1993                                                      -         -             -          (13,110)
                                                            -----------  ---------    ---------       ---------
Balance, June 30, 1993                                       3,000,025     1,500         9,750         (13,110)

Contribution of capital through
 payment of expenses by
 shareholder                                                        -         -          1,405              -

Net loss for the year
 ended June 30, 1994                                                -         -             -           (2,169)
                                                            -----------  ---------    ---------       ---------
Balance, June 30, 1994                                       3,000,025     1,500        11,155         (15,279)

Contribution of capital through
 payment of expenses by
 shareholder                                                        -         -          2,027              -

Net loss for the year
 ended June 30, 1995                                                -         -             -           (1,602)
                                                            -----------  ---------    ---------       --------
 Balance, June 30, 1995                                      3,000,025   $ 1,500      $ 13,182        $(16,881)
                                                            -----------  ---------    ---------       --------

  The accompanying notes are an integral part of these financial statements.

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
            Statements of Stockholders' Equity (Deficit) (Continued)

                                                                                                            Deficit
                                                                                                          Accumulated
                                                                               Capital in                  During the
                                                Common Stock                   Excess of                  Development
                                         --------------------------
                                            Shares       Amount                Par Value                     Stage
                                         ------------  ------------          -------------              ----------------
Balance, June 30, 1995                     3,000,025   $      1,500          $      13,182              $        (16,881)

Contribution of capital through
 payment of expenses by
 shareholder                                      -              -                     653                            -

Net loss for the year
 ended June 30, 1996                              -              -                      -                         (1,554)
                                         ------------  ------------          -------------              ----------------
Balance, June 30, 1996                     3,000,025          1,500                 13,835                       (18,435)

Contribution of capital through
 payment of expenses by
 shareholder                                      -              -                   7,403                            -

Net loss for the year
 ended June 30, 1997                              -              -                      -                         (7,810)
                                         ------------  -------------         --------------             ----------------
Balance, June 30, 1997                     3,000,025          1,500                 21,238                       (26,245)

Contributed capital                               -              -                  10,781                            -

Net loss for the year
 ended June 30, 1998                              -              -                      -                        (10,374)
                                         ------------  -------------         -------------              ----------------
Balance, June 30, 1998                     3,000,025   $      1,500          $      32,019              $        (36,619)
                                         ============  =============         =============              ================

  The accompanying notes are an integral part of these financial statements.

                            NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                           Statements of Cash Flows

                                                                                          From
                                                                                      Inception on
                                                                                         April 1,
                                                      For the Years Ended              1964 Through
                                                            June 30,                     June 30,
                                              -----------------------------------
                                                   1998                 1997               1998
                                              ---------------       -------------      ------------
CASH FLOWS FROM OPERATING
 ACTIVITIES

  Net loss                                         $ (10,374)          $  (7,810)       $  (36,619)
  Adjustments to reconcile net loss to
   cash used by operating activities:
    Expenses paid by shareholder                      10,781               7,403            22,769
    Increase (decrease) in accounts
     payable                                            (407)                407             3,100
                                              ---------------        ------------       -----------
       Net Cash Provided (Used) by
       Operating Activities                               -                   -            (10,750)
                                              ---------------        ------------       -----------
 CASH FLOWS FORM INVESTING
 ACTIVITIES                                               -                   -                 -
                                              ---------------        ------------       -----------

CASH FLOWS FROM FINANCING
 ACTIVITIES

  Proceeds from issuance of
   common stock                                           -                   -             10,750
                                              ---------------        ------------       -----------

      Net Cash Provided (Used) by
       Financing Activities                               -                   -             10,750
                                              ---------------        ------------       -----------

NET INCREASE (DECREASE) IN
 CASH AND CASH EQUIVALENTS                                -                   -                 -

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                                      -                   -                 -
                                              ---------------        ------------       -----------
CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                                $           -          $        -           $     -
                                              ===============        ============       ===========


  The accompanying notes are an integral part of these financial statements.

                            NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                           Statements of Cash Flows

                                                                                          From
                                                                                       Inception on
                                                                                          April 1,
                                                      For the Years Ended              1964 Through
                                                            June 30,                     June 30,
                                              ------------------------------------
                                                 1998                    1997              1998
                                              -----------             ------------     ------------
SUPPLEMENTAL DISCLOSURES OF
 CASH FLOW INFORMATION

  Interest paid                               $   -                   $   -            $   -
  Income taxes paid                           $   -                   $   -            $   -

The accompanying notes are an integral part of these financial statements.

                            NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                                 June 30, 1998


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          a. Organization

          The financial statements presented are those of Nava Leisure USA, Inc. (a development stage company) (the Company). The Company was incorporated on April 1, 1964 in the State of Idaho as Felton Products, Inc. for the purpose of engaging in investing activities.

          On October 13, 1987, the Company issued 12,000,000 of its previously unissued authorized shares to acquire the assets of Copytex. In connection with this agreement, the Company changed its name to Ink & Imagers, Inc. On October 3, 1988, the Company rescinded the agreement with Copytex. The shares issued pursuant to the agreement were returned and canceled.

          On November 30, 1998, the Company entered into an agreement with Nava Leisure USA, Inc. (Nava), whereby, it would acquire all of the issued and outstanding stock of Nava in exchange for 18,730,900 shares of its common stock, 1,002,000 shares of its series A preferred stock and 89,670 shares of its series B preferred stock. In connection with this agreement, the Company changed its name to Nava Leisure USA, Inc. On December 15, 1995, the Company rescinded the agreement due to non-performance by Nava. All shares issued per the agreement were canceled and the cancellation was shown retroactively. (Note 2).

          The Company is currently inactive, and is seeking other business opportunities through mergers and acquisitions.

          b.  Accounting Method

          The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a June 30 year end.

          c.  Net Loss Per Share

          The computation of net loss per share of common stock is based on the weighted average number of shares outstanding during the period.

          d.  Cash Equivalents

          For purposes of the Statement of Cash Flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                            NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                                 June 30, 1998


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


          e.  Provision for Taxes

          The Company accounts for income taxes using Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under Statement 109, the liability method is used in accounting for income taxes.

          As of June 30, 1998, the Company had net operating loss carryforwards of approximately $36,000 that may be offset against future taxable income through 2013. The tax benefit of the net loss carryforwards is offset by a valuation allowance of the same amount due to the uncertainty that the carryforwards will be used before they expire.

          f.  Stock Split

          On October 27, 1988, the Company effected a split of its common shares outstanding on a 1.5-for-1 basis. The financial statements have been retroactively restated to reflect the effects of this stock split.

          g.  Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -  LITIGATION

          On September 26, 1994, a shareholder of the Company filed a lawsuit against the Company and the shareholders (the Shareholders) that received shares of the of the Company's stock per the exchange agreement between the Company and Nava Leisure USA, Inc. (a Delaware corporation). The lawsuit alleged that the terms of the agreement had not been fulfilled, and that the exchange agreement should be unwound as a result of the non-performance. The lawsuit also sought damages from the shareholders in the amount of $35,000 on behalf of the Company.

          On December 11, 1995, a default judgment was recorded in favor of the shareholder who had filed the lawsuit. The judgment ordered that the Exchange Agreement be rescinded, that the shares issued per the Exchange Agreement be returned to the Company, and that the Company be awarded damages warded. Due to the uncertainty that the Company will collect any of the damages, the amount has been offset in full by a valuation allowance.

                            NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                                 June 30, 1998


NOTE 3 -  GOING CONCERN

          The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company. Currently, the stockholders are committed to covering all operating expenses and other costs until sufficient revenues are generated.

NOTE 4 -  RELATED PARTY TRANSACTIONS

          During the years ended June 30, 1998 and 1997, a shareholder of the Company paid expenses on its behalf in the amounts of $10,781 and $7,403, respectively. These amounts were contributed by the shareholder to the capital of the Company.

                             NAVA LEISURE USA, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                      SEPTEMBER 30, 1998 AND JUNE 30, 1998

                                C O N T E N T S





Independent Accountants' Report................   3

Balance Sheets.................................   4

Statements of Operations.......................   5

Statements of Stockholders' Equity (Deficit)...   6

Statements of Cash Flows.......................   8

Notes to the Financial Statements..............   9


                        INDEPENDENT ACCOUNTANTS' REPORT
                        -------------------------------



Board of Directors
Nava Leisure USA, Inc.

The accompanying balance sheet of Nava Leisure USA, Inc. (a development stage company) as of September 30, 1998 and the related statements of operations, stockholders' equity (deficit) and cash flows for the three months ended September 30, 1998 and 1997 and from inception on April 1, 1964 through September 30, 1998 were not audited by us and, accordingly, we do not express an opinion on them. The accompanying balance sheet as of June 30, 1998 was audited by us and we expressed an unqualified opinion on it in our report dated August 5, 1998.



Jones, Jensen & Company
Salt Lake City, Utah
October 12, 1998

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                                 Balance Sheets


                                                       September 30,       June 30,
                                                           1998             1998
                                                       -------------    -------------
                                                       (Unaudited)
CURRENT ASSETS


 Cash                                                 $          -      $         -
                                                      --------------    -------------

  Total Current Assets                                           -                -
                                                      --------------    -------------

  TOTAL ASSETS                                        $          -      $         -
                                                      ==============    =============


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------


CURRENT LIABILITIES

 Accounts payable                                     $        3,100    $       3,100
                                                      --------------    -------------

  Total Current Liabilities                                    3,100            3,100
                                                      --------------    -------------

STOCKHOLDERS' EQUITY (DEFICIT)

 Preferred stock, 5,000,000 shares authorized at $0.001
  par value:
   Series A preferred stock, 1,100,000 shares authorized,
     -0- shares issued and outstanding                           -                -
   Series B preferred stock, 100,000 shares authorized at
     $1.00 par value; -0- shares issued and outstanding          -                -
 Common stock, 50,000,000 shares authorized at $0.0005
  par value; 3,000,025 shares issued and outstanding           1,500            1,500
 Capital in excess of par value                               32,884           32,019
 Deficit accumulated during the development stage            (37,484)         (36,619)
                                                      --------------    -------------

  Total Stockholders' Equity (Deficit)                        (3,100)          (3,100)
                                                      --------------    -------------

  TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY (DEFICIT)                                   $          -      $         -
                                                      ==============    =============

  The accompanying notes are an integral part of these financial statements.

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                            Statements of Operations
                                  (Unaudited)

                                                                  From
                                                               Inception on
                                     For the Three Months      April 1, 1964
                                     Ending September 30,        Through
                                   -------------------------   September 30,
                                       1998          1997          1998
                                   -----------   -----------   ------------
REVENUE                            $      -      $       -     $       -
                                   -----------   -----------   -----------

EXPENSES                                  -              -             -
                                   -----------   -----------   -----------

OPERATING LOSS                            -              -             -
                                   -----------   -----------   -----------

LOSS ON DISCONTINUED
 OPERATIONS                               (865)       (1,455)      (37,484)
                                   -----------   -----------   -----------
NET LOSS                           $      (865)  $    (1,455)  $   (37,484)
                                   ===========   ===========   ===========

BASIC NET LOSS PER SHARE           $     (0.00)  $     (0.00)
                                   ===========   ===========

BASIC WEIGHTED AVERAGE NUMBER
 OF SHARES OUTSTANDING               3,000,025     3,000,025
                                   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                  Statements of Stockholders' Equity (Deficit)

                                                                            Deficit
                                                                          Accumulated
                                           Common Stock       Capital in   During the
                                      ---------------------   Excess of   Development
                                       Shares       Amount    Par Value      Stage
                                      ---------   ---------   ---------   -----------
Balance, April 1, 1965                      -     $     -     $     -     $     -

Issuance of common stock for
 cash from inception on April 1,
 1965 through June 30, 1993 at
 approximately $0.0036 per share      3,000,025       1,500       9,250         -

Contribution of capital through
 payment of expenses by
 shareholder                                -           -           500         -

Net loss from inception
 on April 1, 1964 through
 June 30, 1993                              -           -           -       (13,110)
                                      ---------   ---------   ---------   ---------

Balance, June 30, 1993                3,000,025       1,500       9,750     (13,110)

Contribution of capital through
 payment of expenses by
 shareholder                                -           -         1,405         -

Net loss for the year
 ended June 30, 1994                        -           -           -        (2,169)
                                      ---------   ---------   ---------   ---------

Balance, June 30, 1994                3,000,025       1,500      11,155     (15,279)

Contribution of capital through
 payment of expenses by
 shareholder                                -           -         2,027         -

Net loss for the year
 ended June 30, 1995                        -           -           -        (1,602)
                                      ---------   ---------   ---------   ---------

Balance, June 30, 1995                3,000,025   $   1,500   $  13,182   $ (16,881)
                                      ---------   ---------   ---------   ---------

  The accompanying notes are an integral part of these financial statements.

                            NAVA LEISURE USA, INC.
                         (A Development Stage Company)
           Statements of Stockholders' Equity (Deficit) (Continued)


                                                                            Deficit
                                                                          Accumulated
                                           Common Stock       Capital in   During the
                                      ---------------------   Excess of   Development
                                       Shares       Amount    Par Value      Stage
                                      ---------   ---------   ---------   -----------
Balance, June 30, 1995                3,000,025   $   1,500   $  13,182   $   (16,881)

Contribution of capital through
 payment of expenses by
 shareholder                                -           -           653           -

Net loss for the year
 ended June 30, 1996                        -           -           -          (1,554)
                                      ---------   ---------   ---------   -----------

Balance, June 30, 1996                3,000,025       1,500      13,835       (18,435)

Contribution of capital through
 payment of expenses by
 shareholder                                -           -         7,403           -

Net loss for the year
 ended June 30, 1997                        -           -           -          (7,810)
                                      ---------   ---------   ---------   -----------

Balance, June 30, 1997                3,000,025       1,500      21,238       (26,245)

Contributed capital                         -           -        10,781           -

Net loss for the year
 ended June 30, 1998                        -           -           -         (10,374)
                                      ---------   ---------   ---------   -----------

Balance, June 30, 1998                3,000,025       1,500      32,019       (36,619)

Contributed capital (unaudited)             -           -           865           -

Net loss for the three months
 ended September 30, 1998
 (unaudited)                                -           -           -            (865)
                                      ---------   ---------   ---------   -----------

Balance, September 30, 1998
 (unaudited)                          3,000,025   $   1,500   $  32,884   $   (37,484)
                                      =========   =========   =========   ===========

  The accompanying notes are an integral part of these financial statements.

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                            Statements of Cash Flows
                                  (Unaudited)



                                                                              From
                                                                           Inception on
                                                 For the Three Months      April 1, 1964
                                                 Ending September 30,        Through
                                               -------------------------   September 30,
                                                   1998          1997          1998
                                               -----------   -----------   ------------
CASH FLOWS FROM OPERATING
ACTIVITIES

 Net loss                                      $      (865)  $    (1,455)  $    (37,484)
 Adjustments to reconcile net loss to
  cash used by operating activities:

  Expenses paid by shareholder                         865           407         23,634
  Increase (decrease) in accounts
   payable                                             -           1,048          3,100
                                               -----------   -----------   ------------

   Net Cash Provided (Used) by
    Operating Activities                               -             -          (10,750)
                                               -----------   -----------   ------------

CASH FLOWS FROM INVESTING
ACTIVITIES                                             -             -              -
                                               -----------   -----------   ------------

CASH FLOWS FROM FINANCING
ACTIVITIES

 Proceeds from issuance of common
 stock                                                 -             -           10,750
                                               -----------   -----------   ------------

   Net Cash Provided (Used) by
    Financing Activities                               -             -           10,750
                                               -----------   -----------   ------------

NET INCREASE (DECREASE) IN CASH
AND CASH EQUIVALENTS                                   -             -              -

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                                   -             -              -
                                                -----------   -----------   ------------

CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                                  $      -      $      -      $       -
                                                ===========   ===========   ============
SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION:

 Interest paid                                  $      -      $      -      $       -
 Income taxes paid                              $      -      $      -      $       -

  The accompanying notes are an integral part of these financial statements.

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                      September 30, 1998 and June 30, 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         a.  Organization

         The financial statements presented are those of Nava Leisure USA, Inc. (a development stage company) (the Company). The Company was incorporated on April 1, 1964 in the State of Idaho as Felton Products, Inc. for the purpose of engaging in investing activities.

         On October 13, 1987, the Company issued 12,000,000 of its previously unissued authorized shares to acquire the assets of Copytex. In connection with this agreement, the Company changed its name to Ink & Imagers, Inc. On October 3, 1988, the Company rescinded the agreement with Copytex. The shares issued pursuant to the agreement were returned and canceled.

         On November 30, 1998, the Company entered into an agreement with Nava Leisure USA, Inc, (Nava), whereby, it would acquire all of the issued and outstanding stock of Nava in exchange aor 18,730,900 shares of its common stock, 1,002,000 shares of its Series A preferred stock and 89,670 shares of its Series B preferred stock. In connection with this agreement, the Company changed its name to Nava Leisure USA, Inc. On December 15, 1995, the Company rescinded the agreement due to non-performance by Nava. All shares issued per the agreement were canceled and the cancellation was shown retroactively (Note 2).

         The Company is currently inactive, and is seeking other business opportunities through mergers and acquisition.

         b.  Accounting Method

         The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a June 30 year end.

         c.  Basic Net Loss Per Share

         The computation of basic net loss per share of common stock is based on the weighted average number of shares outstanding during the period.

         d.  Cash Equivalents

         For purposes of the Statement of Cash Flows, the company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                       Notes to the Financial Statements
                      September 30, 1998 and June 30, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         e.  Provision for Taxes

         The Company accounts for income taxes using Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under Statement 109, the liability method is used in accounting for income taxes.

         As of September 30, 1998, the Company had net operating loss carryforwards of approximately $36,000 that may be offset against future taxable income through 2013. The tax benefit of the net loss carryforwards is offset by a valuation allowance of the same amount due to the uncertainty that the carryforwards will be used before they expire.

         f.  Stock Split

         On October 27, 1988, the Company effected a split of its common shares outstanding on a 1.5-for-1 basis. The financial statements have been retroactively restated to reflect the effects of this stock split.

         g.  Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - LITIGATION

         On September 26, 1994, a shareholder of the company filed a lawsuit against the Company and the shareholders (the Shareholders) that received shares of the Company's stock per the exchange agreement between the Company and Nava Leisure USA, Inc. (a Delaware corporation). The lawsuit alleged that the terms of the agreement had not been fulfilled, and that the exchange agreement should be unwound as a result of the non-performance. The lawsuit also sought damages from the shareholders in the amount of $35,000 on behalf of the Company.

         On December 11, 1995, a default judgment was recorded in favor of the shareholder who had filed the lawsuit. The judgment ordered that the Exchange Agreement be rescinded, that the shares issued per the Exchange Agreement be returned to the Company, and that the Company be awarded damages warded. Due to the uncertainty that the Company will collect any of the damages, the amount has been offset in full by a valuation allowance.

                             NAVA LEISURE USA, INC.
                         (A Development Stage Company)
                      September 30, 1998 and June 30, 1998


NOTE 3 - GOING CONCERN

         The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company. Currently the stockholders are committed to covering all operating expenses and other costs until sufficient revenues are generated.

NOTE 4 - RELATED PARTY TRANSACTIONS

         During the three month period ended September 30, 1998 and the year ended June 30, 1998, a shareholder of the Company paid expenses on its behalf in the amounts of $865 and $10,781, respectively. These amounts were contributed by the shareholder to the capital of the Company.

NOTE 5 - PROPOSED MERGER

         The Company has entered into an agreement with Senesco, LLC, a New Jersey limited liability company. The members of Senesco, LLC, desire to exchange all of their ownership interest in Senesco LLC for shares of the Company common stock, representing 63% of the total issued and outstanding common stock. Management of the Company has agreed to raise $500,000 through the bridge financing on the closing date.

                          SENESCO TECHNOLOGIES, INC.
                       (FORMERLY NAVA LEISURE USA, INC.)
                         (A DEVELOPMENT STAGE COMPANY)

                  CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

                              SEPTEMBER 30, 1998

                                C O N T E N T S

Consolidated Pro forma Balance Sheet.................   3

Consolidated Pro forma Statement of Operations.......   5

Statement of Assumptions and Disclosures.............   6

                          SENESCO TECHNOLOGIES, INC.
                       (Formerly Nava Leisure USA, Inc.)
                         (A Development Stage Company)
                     Consolidated Pro forma Balance Sheet
                              September 30, 1998
                                  (Unaudited)


                                    ASSETS
                                    ------

                                                            Proforma
                                     Senesco               Adjustments
                                  Technologies,  Senesco,    Increase      Proforma
                                      Inc.         LLC      (Decrease)   Consolidated
                                  -------------  --------  ------------  ------------
CURRENT ASSETS
  Cash                            $           -  $      -  $         -   $          -
                                  -------------  --------  -----------   ------------

        Total Current Assets                  -         -            -              -
                                  -------------  --------  -----------   ------------

OTHER ASSETS

  Patent costs                                -    16,417            -         16,417
                                  -------------  --------  -----------   ------------

        Total Other Assets                    -    16,417            -         16,417
                                  -------------  --------  -----------   ------------

        TOTAL ASSETS              $           -  $ 16,417  $         -   $     16,417
                                  =============  ========  ===========   ============

                  See Summary of Assumptions and Disclosures.

                          SENESCO TECHNOLOGIES, INC.
                       (Formerly Nava Leisure USA, Inc.)
                         (A Development Stage Company)
               Consolidated Pro forma Balance Sheet (Continued)
                              September 30, 1998
                                  (Unaudited)



                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------


                                                                                Proforma
                                                      Senesco                  Adjustments
                                                   Technologies,    Senesco,     Increase      Proforma
                                                        Inc.          LLC       (Decrease)   Consolidated
                                                   --------------  ----------  ------------  -------------
CURRENT LIABILITIES

           Accounts payable                        $       3,100   $       -   $    25,000   $     28,100
           Accrued expenses                                    -      36,417             -         36,417
                                                   -------------   ---------   -----------   ------------

                     Total Current Liabilities             3,100      36,417        25,000         64,517
                                                   -------------   ---------   -----------   ------------

STOCKHOLDERS' EQUITY (DEFICIT)

           Preferred stock; 5,000,000
            shares authorized at $0.001
            par value:
              Series A Preferred Stock,
              1,100,000 shares
              authorized, shares
              issued and outstanding                           -           -             -              -
              Series B Preferred Stock,
              100,000 shares authorized
              at $1.00 par value; -0-
              shares issued and
              outstanding                                      -           -             -              -
           Common stock; 50,000,000
              shares authorized at
              $0.0005 par value,
              2,698,413 shares issued
              and outstanding                              1,500           -          (151)         1,349
           Additional paid-in capital                     32,884      89,110       (62,333)        59,661
           Accumulated deficit                           (37,484)   (109,110)       37,484       (109,110)
                                                   -------------   ---------   -----------   ------------

                     Total Stockholders' Equity
                      (Deficit)                           (3,100)    (20,000)      (25,000)       (48,100)
                                                   -------------   ---------   -----------   ------------

                     TOTAL LIABILITIES AND
                      STOCKHOLDERS'
                      EQUITY (DEFICIT)             $           -   $  16,417   $         -   $     16,417
                                                   =============   =========   ===========   ============

                  See Summary of Assumptions and Disclosures.

                          SENESCO TECHNOLOGIES, INC.
                       (Formerly Nava Leisure USA, Inc.)
                         (A Development Stage Company)
                      Consolidated Statement of Operations
                               September 30, 1998
                                  (Unaudited)

                                                                        Proforma
                                              Senesco                  Adjustments
                                           Technologies,    Senesco,     Increase      Proforma
                                                Inc.          LLC       (Decrease)   Consolidated
                                           --------------  ----------  ------------  -------------
REVENUES                                        $      -   $        -  $         -   $          -
                                                --------   ----------  -----------   ------------

EXPENSES

             General and administrative           10,374      109,110            -        119,484
                                                --------   ----------  -----------   ------------

                         Total Expenses           10,374      109,110            -        119,484
                                                --------   ----------  -----------   ------------

LOSS FROM OPERATIONS                             (10,374)    (109,110)           -       (119,484)
                                                --------   ----------  -----------   ------------

             NET LOSS                           $(10,374)  $ (109,110) $         -   $   (119,484)
                                                ========   ==========  ===========   ============

BASIC NET LOSS PER SHARE                        $  (0.01)  $    (0.06)               $      (0.04)
                                                ========   ==========                ============

BASIC WEIGHTED AVERAGE
 NUMBER OF SHARES
 OUTSTANDING                                     998,413    1,700,000                   2,698,413
                                                ========   ==========                ============

                  See Summary of Assumptions and Disclosures.

                          SENESCO TECHNOLOGIES, INC.
                       (Formerly Nava Leisure USA, Inc.)
                         (A Development Stage Company)
                              September 30, 1998
                                  (Unaudited)


BACKGROUND AND HISTORICAL INFORMATION

       The financial statements presented are those of Senesco Technologies, Inc. (a development stage company) (the Company). The Company was incorporated on April 1, 1964 in the State of Idaho as Felton Products, Inc. for the purpose of engaging in investing activities.

       On October 13, 1987, the Company issued 12,000,000 of its previously unissued authorized shares to acquire the assets of Copytex. In connection with this agreement, the Company changed its name to Ink & Imagers, Inc. On October 3, 1988, the Company rescinded the agreement with Copytex. The shares issued pursuant to the agreement were returned and canceled.

       On November 30, 1998, the Company entered into an agreement with Nava Leisure USA, Inc, (Nava), whereby, it would acquire all of the issued and outstanding stock of Nava in exchange for 18,730,900 shares of its common stock, 1,002,000 shares of its Series A preferred stock and 89,670 shares of its Series B preferred stock. In connection with this agreement, the Company changed its name to Nava Leisure USA, Inc. On December 15, 1995, the Company rescinded the agreement due to non-performance by Nava. All shares issued per the agreement were canceled and the cancellation was shown retroactively.

       The Company was inactive, and was seeking other business opportunities through mergers and acquisition.

       Senesco, LLC (SLCC) was formed in June 1998 to commercially exploit potentially significant technology in connection with the identification and characterization of a gene (a lipase gene) which controls the aging of plants (flowers, fruits and vegetables).

       SLCC has formulated a Phase One research and development plan to attempt to further characterize the gene in flowers, fruits and vegetables. Senescence in plant tissues is the natural aging of these tissues. Loss of cellular membrane integrity attributable to lipase gene activity is an early event during the senescensce of all plant tissues that prompts the deterioration of fresh flowers, fruits and vegetables. This loss of integrity is attributable to the formation of lipid metabolites in membrane bi-layers that "phase-separate" and cause the membranes to become "leaky". A decline in cell function ensues leading to deterioration and eventual death (spoilage of the tissue).

       Presently, the technology utilized for controlling senescence and increasing the shelf life of flowers, fruits and vegetables relies on reducing ethylene biosynthesis, and hence only has application to a limited number of plants that are ethylene-sensitive. SLCC is researching a plan to avoid this limitation since Senesco believes that the lipase gene is present in all plants.

                          SENESCO TECHNOLOGIES, INC.
                       (Formerly Nava Leisure USA, Inc.)
                         (A Development Stage Company)
                              September 30, 1998
                                  (Unaudited)


BACKGROUND AND HISTORICAL INFORMATION (Continued)

       Currently, SLLC's research and development plan focuses on gene characterization of carnation for flowers, tomato for fruits, and Arabidopsis thaliana for (leafy) vegetables. In addition, SLLC expects to enter into a joint venture with an Israeli company. The joint venture is expected to be based on the contribution by SLLC of its gene technology and Rahan Meristem's know-how in banana fruit. Rahan Meristem is in the business of worldwide export marketing in genetically engineered banana plants.

       The inventor of SLLC's technology is John E. Thompson, Ph.D., who is the Dean of Science at the University of Waterloo in Waterloo, Ontario. SLLC is currently negotiating a three-year research and development agreement with Dr. Thompson and the University of Waterloo.

       SLLC filed a patent application on June 26, 1998 to protect the above-described developments/inventions.

PROFORMA TRANSACTIONS

       The historical financial information contained herein has been consolidated assuming the issuance of 1,700,000 common stock of Senesco Technologies, Inc. (STI) for 100% of the outstanding common stock of Senesco, LLC. as of September 30, 1998. The purchase has been retroactively applied to the historical information of these companies. The balance sheet of Senesco Technologies, Inc. is shown as of September 30, 1998 and the balance sheet of Senesco, LLC (SLLC) is shown as of September 30, 1998. The statement of operation of Nava Leisure USA, Inc. is for the year ended June 30, 1998 and the statement of operations of Senesco, LLC is from inception through September 30, 1998.

       Senesco Technologies, Inc. issued 1,700,000 shares of common stock in exchange for 100% of the outstanding interests of Senesco, LLC. The proforma adjustments have been accounted for as a recapitalization of SLLC because the members of SLLC control the Company after the acquisition. Therefore, SLLC is treated as the acquiring entity. Accordingly, there was no adjustment to the carrying value of the assets or liabilities of SLLC. STI is the acquiring entity for legal purposes and SLLC is the surviving entity for accounting purposes.

          1. Record the purchase of Senesco, LLC. through the issuance of 1,700,000 shares of common stock:

                         Common stock                  $ 850
                         Additional paid-in capital     (850)
                                                       -----

                              Total                    $   -
                                                       =====

                          SENESCO TECHNOLOGIES, INC.
                       (Formerly Nava Leisure USA, Inc.)
                         (A Development Stage Company)
                              September 30, 1998
                                  (Unaudited)


PROFORMA TRANSACTIONS (Continued)

   2) Record the estimated costs of the merger:

                    Accounts payable                   $    25,000
                    Additional paid-in capital             (25,000)
                                                       -----------

                                   Total               $         -
                                                       ===========

   3) Eliminate the deficit of Senesco Technologies, Inc.:

                    Accumulated deficit                $   (37,484)
                    Additional paid-in capital              37,484
                                                       -----------

                                   Total               $         -
                                                       ===========

   4) Record a 1 share for 3 shares reverse split of Senesco Technologies, Inc.:

                    Common stock                       $    (1,001)
                    Additional paid-in capital               1,001
                                                       -----------

                                   Total               $         -
                                                       ===========

                               THOMAS P. MONAHAN
                          CERTIFIED PUBLIC ACCOUNTANT
                             208 LEXINGTON AVENUE
                          PATERSON, NEW JERSEY 07502
                                (973) 790-8775


To the Shareholders' of
Senesco, Inc.
(a development stage company)

I have audited the accompanying balance sheet of Senesco, Inc. (a development stage company) as at December 9, 1998, and the related statement of operations, cash flows and stockholders' equity and cash flows for the period from inception, November 25, 1998, to December 9, 1998. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on our audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for our opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Senesco, Inc. (a development stage company) as at December 9, 1998 and the results of its operations, cash flows and stockholders' equity for the period from inception, November 25, 1998, to December 9, 1998 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Senesco, Inc. ( a development stage company) will continue as a going concern. As more fully described in Note 2, the Company has incurred operating losses since inception and requires additional capital to continue operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans as to these matters are described in Note 2. The financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of Senesco, Inc. (a development stage company) to continue as a going concern.

/s/ Thomas Monahan
------------------

December 21, 1998

                                  SENESCO, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 9, 1998


                            ASSETS
Current assets
  Cash and cash equivalents                                            $     -0-
                                                                       ---------
  Current assets                                                             -0-


Other assets
  Patent costs                                                            16,417
                                                                       ---------
   Total other assets                                                     16,417
                                                                       ---------
Total assets                                                           $  16,417
                                                                       =========


                     LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities
  Accrued expenses                                                     $  36,417
                                                                       ---------
Total current liabilities                                                 36,417


Stockholders' equity
Common Stock authorized 2,000,000 shares, no-par value each.              89,110
  At December 9, 1998, there are 1,700,000 shares outstanding
Deficit accumulated during development stage                            (109,110)
                                                                       ---------
Total stockholders' equity                                               (20,000)
                                                                       ---------
Total liabilities and stockholders' equity                             $  16,417
                                                                       =========

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF OPERATIONS
     FOR THE PERIOD FROM INCEPTION, NOVEMBER 25, 1998, TO DECEMBER 9, 1998


Revenue                                                  $     -0-

Cost of goods sold                                             -0-


Gross profit                                                   -0-
                                                         ----------

Operations:

 General and administrative                                 109,110

 Depreciation and amortization                                 -0-
                                                         ----------
 Total expense                                              109,110


Income (loss)                                              (109,110)
                                                         ----------

Net income (loss) per share -basic                       $    (0.06)
                                                         ==========
Number of shares outstanding-basic                        1,700,000
                                                         ==========

                See accompanying notes to financial statements.

                                      F3

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS
     FOR THE PERIOD FROM INCEPTION, NOVEMBER 25, 1998, TO DECEMBER 9, 1998


CASH FLOWS FROM OPERATING ACTIVITIES

 Net income (loss)                                                       $(109,110)

 Depreciation                                                                -0-

Adjustments to reconcile net income (loss) to net cash


 Accrued expenses                                                           36,417
                                                                         ---------
TOTAL CASH FLOWS FROM OPERATIONS                                           (72,693)

CASH FLOWS FROM INVESTING ACTIVITIES

 Patent costs                                                              (16,417)
                                                                         ---------
TOTAL CASH FLOWS FROM INVESTING ACTIVITIES                                 (16,417)

CASH FLOWS FROM FINANCING ACTIVITIES

 Members' equity contribution                                               89,110
                                                                         ---------

TOTAL CASH FLOWS FROM FINANCING ACTIVITIES                                  89,110


NET INCREASE (DECREASE) IN CASH                                              -0-

CASH BALANCE BEGINNING OF PERIOD                                             -0-

CASH BALANCE END OF PERIOD                                               $   -0-
                                                                         ---------

                See accompanying notes to financial statements

                                      F4

                                 SENESCO, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                       STATEMENT OF STOCKHOLDERS EQUITY)



                                                        Deficit accumulated
                       Common          Common           during development
Date                   Stock           Stock                stage                   Total
----                   -----           -----                -----                   -----
12-09-1998           1,700,000        $89,110             $(109,110)              $(20,000)



                 See accompanying notes to financial statements

                                      F5

                                 SENESCO, INC.
                         (A development stage company)
                         NOTES TO FINANCIAL STATEMENTS
                               December 9, 1998


     NOTE 1. ORGANIZATION OF COMPANY AND ISSUANCE OF COMMON STOCK
             ----------------------------------------------------

     a. Creation of the Company

     Senesco, Inc., (the "Company") was formed under the laws of New Jersey on November 25, 1998 and is authorized to issue 2,00,000 shares of common stock, no-par value each.

     b. Description of the Company

     The Company is a development stage company that was organized as a predecessor to Senesco, LLC ("Senesco") to commercially exploit technology acquired and developed in connection with the identification and characterization of a gene which controls the aging of fruits, vegetables and flowers.

     c. Issuance of Shares of Common Stock

     On December 9, 1998, the Company issued 1,700,000 shares of common stock to the Members of Senesco in exchange for Senesco's assets and the interests and rights to Senesco's technologies and patents. The transaction, which was consummated on December 9, 1998 was treated using the pooling of interest method of accounting with the historic costs attributed to Senesco, LLC for the period of June 25 to December 9, 1998 combined with the historic costs of the Company being the basis of the transfer of account balances to the Company.

     NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            ------------------------------------------
     a. Basis of Financial Statement Presentation

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. On June 25, 1998, Senesco acquired a certain patent application. Neither the Company or Senesco has generated any income and has been dependent upon management to pay the expenses to maintain the Company's existence and pay the costs of acquiring the patent. These factors indicate that the Company's continuation as a going concern is dependent upon its ability to obtain adequate financing.

     The financial statements presented consist of the balance sheet of the Company as at December 9, 1998 and the related statements of operations and cash flows for the period from inception, November 25, 1998, to December 9, 1998 and have been retroactively restated to include the combined statements of operations and cash flows for Senesco, LLC for the period from inception June 25, 1998 to December 9, 1998 as if the entities had been combined for all periods presented.

     b. Cash and cash equivalents

     The Company treats temporary investments with a maturity of less than three months as cash.

                                       F6

                                 SENESCO, INC.
                         (A development stage company)
                         NOTES TO FINANCIAL STATEMENTS
                               December 9, 1998



     c. Revenue recognition

     Revenue is recognized when  products are shipped or services are rendered.

     d. Selling and Marketing Costs

     Selling and Marketing - Certain selling and marketing costs are expensed in the period in which the cost pertains. Other selling and marketing costs are expensed as incurred.

     e. Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f. Asset Impairment

     The Company adopted the provisions of SFAS No. 121, Accounting for the impairment of long lived assets and for long-lived assets to be disposed of effective January 1, 1996. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. There was no effect of such adoption on the Company's financial position or results of operations.

     g. Research and Development Expenses

     Research and development expenses are charged to operations when incurred.

     h. Patent Costs

          Costs incurred to acquire exclusive licenses of patentable technology are capitalized and amortized over the shorter of a five year period or the term of the license or patent. The portion of these amounts determined to be attributable to patents is amortized over their remaining lives and the remainder is amortized over the estimated period of benefit but not more than 40 years on a straight line basis.

     NOTE 3 - TRANSFER OF ASSETS

     The Company entered into an Agreement and Plan of Merger (the "Agreement") on November 30, 1998 which was consummated on December 9, 1998, with Senesco, pursuant to which the Company exchanged all the membership interests in Senesco for an aggregate of 1,700,000 shares of common stock of the Company. The shares of common stock were divided amongst the Members of Senesco in the same ratio as the Membership interests. Mr. Phillippe Escaravage is the President of Senesco, Inc.

                                       F7

                                 SENESCO, INC.
                         (A development stage company)
                         NOTES TO FINANCIAL STATEMENTS
                               December 9, 1998


     The transaction has been accounted for as a transfer and is accounted for at historical cost as a pooling of interests with the recording of the net assets acquired at their historical book value. the financial statements of the Company have been retroactively restated to include the combined statements of operations and cash flows for the period from inception, November 25, 1998, to December 9, 1998 and the statements of operations and cash flows of Senesco, LLC for the period from June 25, 1998 to December 9, 1998.

     On October 2, 1998, the Company entered into a Letter of Intent with Nava Leisure USA Inc. ("Leisure"), pursuant to which Leisure would acquire the assets of the Company through Leisure's subsidiary Nava Leisure Acquisition Corp. ("Acquisition Corp.") in exchange for 1,700,000 shares of Leisure's common stock. Acquisition Corp. would be the surviving entity.

     As part of the agreement, the Company was to transfer its assets including the Company's patents, technologies and related agreements from Senesco.

     NOTE 4 -  MARKETABLE SECURITIES, AVAILABLE FOR SALE

     The Company adopted Financial Accounting Standards Board ("FASB") Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities",
which requires that investments in equity securities that have readily determinable fair values and investments in debt securities be classified in three categories: held-to-maturity, trading and available-for-sale. Based on the nature of the assets held by the Company and Management's investment strategy, the Company's investments have been classified as available-for-sale. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

     Securities classified as available-for-sale are carried at estimated fair value, as determined by quoted market prices, with unrealized gains and losses, net of tax, reported in a separate component of stockholders' equity. At October 31, 1998, the Company had no investments that were classified as trading or held-to-maturity as defined by the Statement.

     NOTE 5 - RELATED PARTY TRANSACTIONS
              --------------------------

     a. Transfer of Patent

     On June 25, 1998, John E. Thompson, Yuwen Hong and Katalin A. Hudak filed a U.S. Patent Application in connection with the identification and characterization of a gene which controls the aging of plants. On June 25, 1998, these individuals assigned their ownership of the patent to this technology including current and future patents to Senesco in exchange for Membership as follows: John E. Thompson, 25%; Yuwen Hong, 1% and Katalin A. Hudak, 1 %.

     b. Member Contribution

     Mr. Phillippe Escaravage caused to be paid on behalf of Senesco, $89,110 in expenses of Senesco for the period from inception, June 25, 1998, to October 31, 1998. This contributed amount was treated as an increase in Members' Equity in Senesco.

                                       F8

                                 SENESCO, INC.
                         (A development stage company)
                         NOTES TO FINANCIAL STATEMENTS
                               December 9, 1998


     c. Common Management

     Mr. Phillippe Escaravage is the Managing Member of the Company, President of Escaravage Biological Industries, LLC. and President of Senesco.

     NOTE 6 - COMMITMENTS AND CONTINGENCIES

     The Company has acquired through the acquisition of Senesco certain relationships as follows:

     a. Consulting Services

     Senesco has accrued $20,000 in consulting fees due Mr. Steven Katz, a Member, as of October 31, 1998.

     b. Consulting Agreement

     On June 26, 1998, the Senesco entered into a 3 year exclusive research and development Consulting Agreement, beginning July 1, 1998, with Dr. John E. Thompson, Dean of Science at the University of Waterloo, Waterloo, Ontario. The Consulting Agreement is automatically renewable for 2 additional three-year terms, unless either of the parties notifies the other with written notice. The Company is obligated to reimbuse Dr. Thompson for reasonable traveling and living expenses. Mr. Thompson has agreed to not compete and to assign to the Company his entire right, title and interest to any inventions or improvements during the course of this agreement and for a period of 1 year after the conclusion of this agreement. Dr. Thompson has also agreed to act as an independent contractor and is not eligible to participate in any benefits extended by the Company to its employees.

     c. Lease of Office Space

     The Company subleases office space at 11 Chambers Street, Princeton, New Jersey from Escaravage Biological Industries, LLC at $400 per month on a month to month lease.

     NOTE 7 - SUBSEQUENT EVENTS

     Research Agreement

     Subsequent to the date of the financial statements, Senesco entered into a research agreement with the University of Waterloo, Waterloo, Ontario, Canada, ("Waterloo"), pursuant to which Dr. Thompson will utilize the facilities and staff at Waterloo University to perform research and development services under the guidance of Dr. Thompson. Waterloo agrees to assign to Sernesco and the Company all rights, title and interest to any technology and inventions made, conceived of or arising this agreement.

                                       F9

                                 SENESCO, INC.
                         (A development stage company)
                         NOTES TO FINANCIAL STATEMENTS
                               December 9, 1998


     NOTE 8 - INCOME TAXES
              ------------

     The Company provides for the tax effects of transactions reported in the financial statements. The provision if any, consists of taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities, if any represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As of November 30, 1998, the Company had no material current tax liability, deferred tax assets, or liabilities to impact on the Company's financial position because the deferred tax asset related to the Company's net operating loss carryforward and was fully offset by a valuation allowance.

     At November 30, 1998, the Company has net operating loss carry forwards for income tax purposes of $109,110. This carryforward is available to offset future taxable income, if any, and expires in the year 2010. The Company's utilization of this carryforward against future taxable income may become subject to an annual limitation due to a cumulative change in ownership of the Company of more than 50 percent.

     The components of the net deferred tax asset as of November 30, 1998 are as follows:

          Deferred tax asset:
             Net operating loss carry forward              $ 37,097
             Valuation allowance                           $(37,097)
                                                           --------
             Net deferred tax asset                        $  -0-
                                                           ========

     The Company recognized no income tax benefit for the loss generated in the period from inception, November 25, 1998 to November 30, 1998.

     SFAS No. 109 requires that a valuation allowance be provided if it is more likely than not that some portion or all of a deferred tax asset will not be realized. The Company's ability to realize benefit of its deferred tax asset will depend on the generation of future taxable income. Because the Company has yet to recognize significant revenue from the sale of its products, the Company believes that a full valuation allowance should be provided.

                                      F10

                                   EXHIBIT A

                               MERGER AGREEMENT
                                      AND
                                PLAN OF MERGER


     THIS MERGER AGREEMENT AND PLAN OF MERGER, (hereinafter referred to as the "Agreement") is made and entered into this 9th day of October 1998 by and between NAVA LEISURE USA INC., an Idaho corporation (hereinafter referred to as "Nava Leisure"), the stockholders of Nava Leisure listed on the signature page (collectively, the "Principal Stockholders"), NAVA LEISURE ACQUISITION CORP., a New Jersey corporation (hereinafter referred to as "Acquisition") and SENESCO, LLC, a New Jersey Limited Liability Company (hereinafter referred to as "Senesco").


                                   RECITALS

     WHEREAS, Nava Leisure and Senesco desire to merge Senesco with and into Nava Leisure's wholly-owned subsidiary, Acquisition, whereby Acquisition shall be the surviving entity pursuant to the terms and conditions set forth herein and whereby the transaction shall qualify as a tax free exchange pursuant to
Section 351 of the Internal Revenue Code ("IRC");

     WHEREAS, in furtherance of such combination, the Boards of Directors and/or managing members of Nava Leisure, Acquisition and Senesco have each approved the merger of Senesco with and into Acquisition (the "Merger"), upon the terms and subject to the conditions set forth herein, in accordance with the applicable provisions of the Idaho Business Corporation Law (the "IBCL"), in the case of Nava Leisure, and the New Jersey Limited Liability Company Act (the "NJLLCA") in the case of Senesco.

     WHEREAS, the members of Senesco desire to exchange all of their ownership interest in Senesco for shares of Nava Leisure common stock representing approximately 63% of the total issued and outstanding common stock of Nava Leisure on a fully diluted basis and in the respective amounts set forth in
Schedule 1.2 hereto as a tax free exchange pursuant to Section 351 of the IRC;

     WHEREAS, the parties hereto desire to reorganize, pursuant to Section 368(a)(1)(A) of the IRC, the management, operations and principal place of business of Nava Leisure and Acquisition.

     NOW, THEREFORE, in consideration of the premises and mutual representations, warranties and covenants herein contained, the parties hereby agree as follows:

                                   ARTICLE I

     SECTION 1.1  (a)  Merger and Plan of Reorganization.  At the Effective Time
                       ---------------------------------
(as defined in Section 1.1(b) hereof), and subject to and upon the terms and conditions of this Agreement and the NJLLCA, Senesco shall be merged with and into Acquisition, the separate corporate existence of Senesco shall cease, and Acquisition shall continue as the surviving corporation. Acquisition after the Effective Time is sometimes referred to herein as the "Surviving Corporation". Nava Leisure shall change its name to "Senesco Technologies, Inc.", Acquisition shall change its name to "Senesco, Inc." and the renamed Acquisition shall remain a wholly-owned subsidiary of Nava Leisure. As consideration for their agreement to surrender their ownership interests in Senesco and to approve the Merger, the members of Senesco shall receive an aggregate of One Million Seven Hundred Thousand (1,700,000) shares (the "Merger Shares") of authorized but previously unissued Nava Leisure common stock, par value $0.0005 per share, post-split as described below in Section 1.3(vi), on a pro rata basis. The
                                                       --- ----
parties hereto hereby further agree that as promptly as practicable after the Closing, the necessary steps shall be taken in order to reflect the relocation of Acquisition's principal place of business to Senesco' facility in Princeton, New Jersey; and the management and operations of Acquisition will be reorganized to become engaged in the current business endeavors of Senesco.

                  (b)  The Effective Time.  As promptly as practicable after the
                       ------------------
satisfaction or waiver of the conditions set forth in Articles VII, VIII and IX, the parties hereto shall cause the merger to be consummated by filing the articles of merger as contemplated by NJLLCA (the "Certificate of Merger"), together with any required related documents, with the appropriate administrator, as indicated in the NJLLCA, in such form as required by, and executed in accordance with the relevant provision of, the NJLLCA. The Merger shall be effective at the time indicated in such Certificate of Merger (the "Effective Time").

     SECTION 1.2  Issuance of Shares.
                  ------------------

     (a) At the Effective Time, Nava Leisure shall cause to be issued and delivered to the members of Senesco or their designees, stock certificates evidencing ownership of the Merger Shares in the amounts set forth in Schedule
1.2 hereto.

     (b) The Merger Shares to be issued hereunder are deemed "restricted securities" as defined by Rule 144 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and the recipients shall represent that they are acquiring the Merger Shares for investment purposes only and without the intent to make a further distribution of the Merger Shares. All Merger Shares to be issued under the terms of this Agreement shall be issued pursuant to exemptions from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the restricted Merger Shares shall bear the following, or similar legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

     SECTION 1.3  Consent of Shareholders and Directors.  In anticipation of
                  -------------------------------------
this Agreement and as a condition precedent to the consummation of the Merger, Nava Leisure shall notice and hold a Special Meeting of Shareholders (the "Shareholder Meeting") or shall have obtained the unanimous written consent of its shareholders in accordance with the General Corporation Law of the State of Idaho and with the Securities Act and all other applicable federal securities laws and have taken all necessary and requisite action to obtain the consent of its Shareholders and Directors in order to transact the following business:

     (i) To ratify this Agreement, the Merger, and all transactions contemplated hereby;

     (ii) To consider and vote upon a proposal to amend the Articles of Incorporation of Nava Leisure to change the name of Nava Leisure to "Senesco Technologies, Inc." or to a similar name to be approved by the shareholders, in order to more accurately describe the new business of the Company;

     (iii) To accept the resignations of the current officers and Board of Directors of Nava Leisure and appoint and elect the following individuals as officers and directors of Nava Leisure as of and at the Closing Date:

                  Phillippe Escaravage (Class A Director), President and
                  Treasurer
                  Christopher Forbes (Class A Director)
                  Steven Katz (Class B Director)
                  Two Other Nominees (Class A Directors)
                  Sascha Fedyszyn, Vice President
                  Christian Ahrens, Secretary

     (iv) To consider and vote upon the proposal to amend the By-Laws of Nava Leisure to create two class of directors: Class A to consist of four (4) directors each elected to a one-year term and Class B to consist of one (1) director appointed to a two-year term;

     (v) To consider and vote upon the proposal for Nava Leisure to obtain up to $500,000 in bridge financing (the "Bridge Financing") to support expansion of its operations in the interim period prior to the completion of the Offering, such bridge financing to consist of Notes, bearing interest at a rate of no more than prime plus 2% per annum and upon such additional and consistent terms as shall be approved by the Board of Directors of Nava Leisure.

     (vi) To consider and vote upon the proposal to effect a one-for-three reverse stock split.

     (vii) To consider and vote upon the proposal to set aside 500,000 shares of Nava Leisure common stock for issuance pursuant to one or more stock option plans to be created and approved by the Board of Directors substantially in the form attached hereto as Exhibit A.

     (viii) To consider and vote upon the proposal to change the state of incorporation of Nava Leisure to Delaware from Idaho conditioned upon approval of legal counsel.

     SECTION 1.4  Closing.  Unless this Agreement shall have been terminated
                  -------
pursuant to Section X, and subject to the satisfaction or waiver, if permissible, of the conditions set forth in Articles VII, VIII and IX, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place (i) at the offices of Kaplan Gottbetter & Levenson, LLP, as promptly as practicable (and in any event within five business days) after satisfaction or waiver, if permissible, of the conditions set forth in Articles VII, VIII and IX or (ii) at such other time, date or place as Senesco and Nava Leisure may mutually agree.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES
                                      OF
           NAVA LEISURE, ACQUISITION AND THE PRINCIPAL STOCKHOLDERS

     As an inducement of Senesco to enter into this Agreement, Nava Leisure and each Principal Stockholder hereby makes jointly and severally, as of the date hereof and as of the Closing Date, the following representations and warranties to the best of their knowledge to Senesco and the Senesco Members except that each Principal Stockholder makes no representation or warranties with respect to Sections 2.2(b) and 2.4:

     SECTION 2.1  Organization of Nava Leisure.  Nava Leisure is a corporation
                  -----------------------------
duly organized, validly existing and in good standing under the laws of the State of Idaho, is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged. With the exception of Acquisition, there are no corporations or other entities with respect to which (i) Nava Leisure owns any of the outstanding stock or other interests, or (ii) Nava Leisure may be deemed to be in control. Nava Leisure, Acquisition and the Principal Stockholders have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby, and except for the approval of this Agreement, the Merger and the transactions contemplated hereby, or notice thereof, by the shareholders of Nava Leisure as required by the IBCL and the federal securities laws, have taken all corporate or other action necessary to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. This Agreement upon its execution and delivery, is the legal, valid and binding obligation of Nava Leisure and Acquisition, enforceable against Nava Leisure and Acquisition in accordance with its respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

     Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged.
There are no corporations or other entities with respect to which (i) Acquisition owns any of the outstanding stock or other interests, or (ii) Acquisition may be deemed to be in control.

     SECTION 2.2  Capitalization of Nava Leisure and Acquisition.  (a) The
                  ----------------------------------------------
authorized capital stock of Nava Leisure consists of 50 million (50,000,000) shares of common stock, par value $0.0005 per share (the "Common Stock"), of which three million twenty five, (3,000,025) shares of Common Stock are issued and outstanding, and five million (5,000,000) shares of preferred stock, par value $0.001 per share, with such rights, privileges, preferences and other terms and conditions as shall be approved by its Board of Directors pursuant to a duly adopted resolution thereof, of which no shares are issued and outstanding. All shares of Common Stock currently issued and outstanding have been duly authorized and validly issued and are fully paid and non-assessable, and have been issued in compliance with any and all applicable federal and state laws or pursuant to appropriate exemptions therefrom. There are no options, warrants, rights, calls, commitments or agreements of any character obligating Nava Leisure to issue any shares of its capital stock or other securities or any security representing the right to purchase or otherwise receive any such stock or other securities. The Merger Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable.

          (b) Schedule 2.2(a) sets forth the name of each holder of shares of Common Stock, as well as the number of shares of Common Stock held by each such holder as of October 8, 1998.

          (c) Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal or right of any person to cause any redemption of Common Stock or the merger or consolidation of Nava Leisure with or into any other entity. Nava Leisure is not under any obligation under any agreement to register any of its securities under federal or state securities laws.

          (d) There are no agreements among stockholders of Nava Leisure, or otherwise, voting trusts, proxies or other agreements or understanding of any character, whether written or oral, with respect to or concerning the purchase, sale, transfer or voting of the Common Stock or any other security of Nava Leisure.

          (e) None of Nava Leisure or any Principal Stockholders have any legal obligations, absolute or contingent, to any other Person to sell the Assets or to sell any capital stock or any other security of Nava Leisure or any of its Subsidiaries or to effect any merger, consolidation or other reorganization of Nava Leisure or any of its Subsidiaries or to enter into any agreement with respect thereto, except pursuant to this Agreement.

     Acquisition, a New Jersey corporation is the only subsidiary of Nava Leisure. Acquisition is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. There are two hundred (200) shares of common stock, without par, (the "Acquisition Stock") of Acquisition authorized, which are all outstanding and held by Nava Leisure. The Acquisition Stock was validly issued, fully paid and non-assessable and not subject to any preemptive rights created by statute, Acquisitions' Certificate of Incorporation or bylaws or any contract. There is no outstanding vote, plan, pending proposal or right of any person to cover any redemption of the Acquisition Stock as for the merger or consolidation of Acquisition with or into any other entity, except as contemplated hereby. Acquisition holds no assets and conducts no business.

     SECTION 2.3  Charter Documents.  Certified copies of the Nava Leisure and
                  -----------------
Acquisition Certificate and Articles of Incorporation and By-Laws, as amended to date, have been or will be delivered to Senesco prior to the Closing are true, correct and complete copies thereof.

     SECTION 2.4  Corporate Documents.  The Nava Leisure shareholders' list as
                  -------------------
set forth on Schedule 2.2(a) and corporate minute books are complete and accurate as of the date hereof and the corporate minute books contain the recorded minutes of all corporate meetings or the written consents of shareholders and directors.

     SECTION 2.5  Financial Statements.  (a)  Nava Leisure's audited financial
                  --------------------
statements (the "Nava Leisure Financial Statements") for the years ended June 30, 1997 and 1998, copies of which have been delivered to Senesco, are true and complete in all material respects, having been prepared in accordance with generally accepted accounting principles applied on a consistent basis for the period covered by such statements, and fairly present, in accordance with generally accepted accounting principles, the financial condition of Nava Leisure, and results of its operations for the periods covered thereby. Nava Leisure and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed with management's authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's authorizations and (iv) the recorded accountability for assets if compared with existing assets at reasonable intervals and appropriate action is taken with respect to any difference. Neither Nava Leisure nor any of its subsidiaries has engaged in any transaction, maintained any back account or used any corporate funds except for transactions bank accounts or funds which have been and are reflected in the normally maintained books and records. Except as otherwise disclosed to Senesco in writing and as set forth herein, there has been no material adverse change in the business operations, assets, properties, prospects or condition (financial or otherwise) of Nava Leisure taken as a whole from that reflected in the financial statements referred to in this Section 2.5.

          (b)     SEC Documents.  Nava Leisure has furnished Senesco with a true
                  -------------
and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Nava Leisure with the SEC since January 1, 1994 (as such documents have since the time of their filing been a mended, the "Nava Leisure SEC Documents") and since that date Nava Leisure has filed with the SEC all documents required to be filed pursuant to Section 15(d) of the Exchange Act of 1934, as amended (the "Exchange Act"). As of their respective dates, the Nava Leisure SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Nava Leisure SEC Documents, and none of the Nava Leisure SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Nava Leisure included in the Nava Leisure SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, are accurate, complete and in accordance with the books and records of Nava Leisure, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of Nava Leisure as at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

     SECTION 2.6  Absence of Certain Changes or Events.  Since the date of the
                  ------------------------------------
latest Nava Leisure financial statement and except as disclosed otherwise herein, Nava Leisure has not (i) issued or sold any promissory note, stock, bond, option or other security of which it was an issuer or other obligor, (ii) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, direct or indirect, (iii) incurred or suffered to be incurred any liability or obligation whatsoever, (iv) cause or permitted any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, (v) declared or made any dividend, payment or distribution to stockholders or purchased or redeemed or agreed to purchase or redeem any shares of its capital stock, (vi) reclassified its shares of capital stock, (vii) amended its Certificate of Incorporation or Bylaws,
(viii) acquired any equity interest in any other Person, or (ix) entered into any agreement or transaction except in connection with the execution and performance of this Agreement. Neither Nava Leisure nor Acquisition, has entered into any Agreement to do any of the foregoing action described in this
Section 2.6.

     SECTION 2.7  Assets and Liabilities.  Nava Leisure has good and marketable
                  ----------------------
title to all of its assets and property, free and clear of any and all liens, claims and encumbrances. As of the date hereof, Nava Leisure does not have any debts, liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise, whether due or to become due, that are not fully reflected in the Nava Leisure Financial Statements.

     Acquisition has no assets and no liabilities.

     SECTION 2.8  Tax Returns and Payments.  All of Nava Leisure's tax returns
                  ------------------------
(Federal, state, city, county or foreign) which are required by law to be filed on or before the date of this Agreement, have been duly filed and are complete and accurate in all respects. Nava Leisure has paid all taxes due on said returns, any assessments made against Nava Leisure and all other taxes, fees and similar charges imposed on Nava Leisure by any governmental authority (other than those, the amount or validity of which is being contested in good faith by appropriate proceedings). No tax liens have been filed and no claims are being assessed with respect to any such taxes, fees or other similar charges. Nava Leisure and Acquisition knows of (i) no other tax returns or reports which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis thereof.

     Acquisition which was formed on October 9, 1998 has not filed, and has not yet been required to file any tax return.

     SECTION 2.9  Required Authorizations.  There have been or will be timely
                  -----------------------
filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by Nava Leisure or the consummation by it of the transactions contemplated hereby. Prior to the Closing, a majority of the shareholders of Nava Leisure and Acquisition shall have approved this Agreement and the transactions contemplated hereunder and appropriate corporate filings shall have been made with the States of Idaho and New Jersey, as required.

     SECTION 2.10 Compliance with Law and Government Regulations.  Nava Leisure
                  ----------------------------------------------
and Acquisition are in compliance with and are not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting Nava Leisure, Acquisition, or either of its properties or the operation of its businesses. Nava Leisure and Acquisition are not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

     SECTION 2.11 Litigation. Except as set forth on Schedule 2.11, there is no
                  ----------
litigation, arbitration, proceeding or investigation pending, threatened or anticipated to which Nava Leisure or Acquisition is a party or which may result in any material change in the business or condition, financial or otherwise, of Nava Leisure or Acquisition or in any of its properties or assets, or which might result in any liability on the part of Nava Leisure or Acquisition, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of Nava Leisure and Acquisition, there is no basis for any such litigation, arbitration, proceeding or investigation. There are presently no outstanding judgments, decrees or orders of any court or any governmental or administrative agency against or affecting Nava Leisure or Acquisition or any of either of their assets that is not disclosed herein. Schedule 2.11 contains a complete and accurate description of all claims, suits, litigations, proceedings, investigations, dispites, writs, injunctions, judgments and decrees since January 1, 1992 to which Nava Leisure has been a party.

     SECTION 2.12 Trade Names and Rights.  Nava Leisure does not use any trade
                  ----------------------
mark, service mark, trade name, or copyright in its business, nor does it own any trade marks, trade mark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications. To the knowledge of Nava Leisure and Acquisition, no person owns any trade mark, trade mark registration or application, service mark, trade name, copyright or copyright registration or application, the use of which is necessary or contemplated in connection with the operation of Nava Leisure's business.

     SECTION 2.13 Governmental Consent.  No consent, approval, authorization or
                  --------------------
order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of Nava Leisure is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated hereby with the exception of the necessary corporate filings with the State of New Jersey relating to the proposed exchange of shares.

     SECTION 2.14 Authority.  Nava Leisure has full power, authority and legal
                  ---------
right to enter into this Agreement and to consummate the transactions contemplated hereby and thereby, and except for the approval of this Agreement, the Merger and the transactions contemplated hereby, or notice thereof, by the shareholders of Nava Leisure as required by the IBCL and the federal securities laws, has taken all corporate or other action necessary to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. This Agreement upon its execution and delivery, is the legal, valid and binding obligation of Nava Leisure and Acquisition, enforceable against Nava Leisure and Acquisition in accordance with its respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

     SECTION 2.15 No Disqualifying Orders.  Neither Nava Leisure, Acquisition,
                  -----------------------
the Principal Stockholders nor any of its affiliates, directors, officers or principals is subject to any disqualifying order under the "Bad Boy" provisions of the federal or any state's securities law. As used herein, "Bad Boy" provisions include Rule 262 of Regulation A, Rule 507 of Regulation D and other similar disqualifying provisions of federal and state securities laws.

     SECTION 2.16 Business.  Nava Leisure and Acquisition: (i) do not own or
                  --------
lease any real property or personal property; (ii) are not a party to any contract; (iii) have no employees or anyone who acts as an employee; (iv) have only the bank accounts listed on Schedule 2.16 hereto; (v) are not required to have any Permits.

     SECTION 2.17 No Conflict or Violation: Consent.  None of the execution,
                  ---------------------------------
delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or thereby, nor compliance by Nava Leisure or any Principal Stockholder with any of the provisions hereof or thereof, will (a) violate or conflict with any provision of the governing documents of Nava Leisure, any of its subsidiaries or any Principal Stockholder, (b) violate, conflict with, or result in a breach of or constitute a default (with or without notice of passage of time) under, or result in the termination of, or accelerate the performance required by, or result in a right to terminate, accelerate, modify or cancel under, or require a notice under, or result in the creation of any Encumbrance upon any of its respective assets under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or the arrangement to which Nava Leisure, any of its subsidiaries or any Principal Stockholder is a party or by which Nava Leisure, any of its subsidiaries or any Principal Stockholder is bound or to which any of its respective assets are subject, (c) violate any applicable regulation or court order or (d) impose any encumbrance on any assets. No notices to, declaration, filing or registration with, approvals or consents of, or assignments by, any Person (including any federal, state or local governmental or administrative authorities) are necessary to be made or obtained by Nava Leisure, any of its subsidiaries or any Principal Stockholder in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby or thereby.

     SECTION 2.18 Full Disclosure.  None of the representations and warranties
                  ---------------
made by Nava Leisure or Acquisition herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Nava Leisure or Acquisition on its behalf pursuant hereto, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading. The information with respect to Nava Leisure and Senesco which is to be included in any information statement or proxy statement to be sent to the shareholders of Nava Leisure will not contain any untrue statement of material fact, or omit to state any material fact necessary to make the statement or fact contained herein not misleading.

     SECTION 2.19 Brokerage.  No broker, finder or investment banker is entitled
                  ---------
to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of Nava Leisure or Acquisition.

     SECTION 2.20 Transactions with Affiliates.  No director or officer of Nava
                  ----------------------------
Leisure or any member of his or her immediate family, is a party to any contract or other business arrangement or relationship of any kind with Nava Leisure has an ownership interest in any business, corporate or otherwise, which is a party to, or in any property which is the subject of, business arrangements or relationships of any kind with Nava Leisure.

     SECTION 2.21 Environmental Matters.
                  ---------------------

                  (i) Nava Leisure is in compliance with all Environmental Laws (as defined below);

                  (ii) Nava Leisure has no knowledge of an existing or potential Environmental Claim (as defined below), nor has Nava Leisure or any Principal Stockholder received any notification or knowledge of alleged, actual or potential responsibility for, or any inquiry or investigation regarding, any disposal, release, or threatened release at any location of any Hazardous Substance (as defined below) stored, generated or transported by Nava Leisure;

                  (iii) (A) no underground tank or other underground storage receptacle for Hazardous Substance has leaked from any underground tank or related piping at any time; and (B) there have been no releases of Hazardous Substances by Nava Leisure on, upon or into any properties of Nava Leisure or any of its predecessors;

                  (iv) There has never been any PCBs or asbestos located at or on any owned or leased property by Nava Leisure or any of its predecessors;

                  (v) No environmental lien has ever been attached to any real property owned or leased by Nava Leisure or any of its predecessors;

                  (vi) Definitions. For purposes of this Agreement, "Environmental Laws" shall mean all federal, state, district, local and foreign laws, all rules or regulations promulgated thereunder, and all orders, consent orders, judgments, notices, permits, or demand letters issued, promulgated, or entered pursuant thereto, relating to pollution or protection of the environment (including without limitation ambient air, surface water, ground water, land surface, or subsurface strata), including without limitation (x) laws relating to emissions, discharges, releases or threatened releases, or threatened releases of pollutants, contaminants, chemicals, materials, wastes or other substances into the environment and (y) laws relating to the identification, generation, manufacture, processing, distribution, use, treatment, storage, disposal, recovery, transport or other handling of pollutants, contaminants, chemicals, industrial materials, wastes or other substances.

     For purposes of this Agreement, "Environmental Claims" shall mean all accusations, allegations, notice of violations, liens, claims, demands, suits or causes of action or any damage, including without limitation, personal injury, property damage (including any depreciation of property values), lost use of property, or consequential damages, arising directly or indirectly out of Environmental Conditions or Environmental Laws.

     For purposes of this Agreement, "Environmental Conditions" shall mean the state of environment, including natural resources (e.g. flora and fauna), soil, surface water, ground water, any present or potential drinking water supply, subsurface strata, or ambient air, relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, pouring, emptying, discharging, injection, escaping, leaching, disposal, dumping, or threatened release of Hazardous Substances by any Consolidated Entity or its predecessors or such predecessors in interest, agents, representatives, employees, or independent contracts.

     For purposes of this Agreement, "Hazardous Substances" shall mean all pollutants, contaminants, chemicals, wastes, and any other carcinogenic, ignitable, corrosive, reactive, toxic, or otherwise hazardous substances or materials (whether solids, liquids or gases), including but not limited to any substances, materials, or wastes subject to regulation, control, or remediation under Environmental Laws.

                                  ARTICLE III

                  COVENANTS OF NAVA LEISURE, ACQUISITION AND
                          THE PRINCIPAL STOCKHOLDERS

     SECTION 3.1   Conduct Prior to the Closing.  Between the date hereof and
                   ----------------------------
the Closing, other than actions or transactions referred to herein:

     (a) Nava Leisure and Acquisition will not enter into any material agreement, contract or commitment, whether written or oral, or engage in any transaction, without the prior written consent of Senesco;

     (b) Nava Leisure and Acquisition will not pay, incur or declare any dividends or distributions with respect to its capital stock or amend its Articles of Incorporation or By-Laws, without the prior written consent of Senesco;

     (c) Nava Leisure and Acquisition will not authorize, issue, sell, purchase or redeem any shares of its capital stock or any options or other rights to acquire its capital stock, without the prior written consent of Senesco;

     (d) Nava Leisure and Acquisition will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish written information to Senesco in connection with any such requirements imposed upon the parties hereto in connection therewith and will provide Senesco with the opportunity to review and approve any mailing or proxy to be delivered to stockholders of Nava;

     (e) Nava Leisure and Acquisition will not incur any indebtedness for money borrowed, or issue or sell any debt securities, incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, acquire or dispose of fixed assets change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount or enter into any other transaction other than in the regular course of business, except to comply with the terms of this Agreement, without the prior written consent of Senesco.

     (f) Nava Leisure and Acquisition will not make any investment of capital nature either buy purchased stock or securities, contribution to capital, property transfer or otherwise, or by the purchase of any property or assets of any other Person.

     (g) Nava Leisure and Acquisition will not enter into any contract whatsoever, including any employment contract or any other compensation arrangement.

     (h) Nava Leisure and Acquisition will not do any other act which would cause representation or warranty of Nava Leisure in this Agreement to be or become untrue in any material respect or that is not in the ordinary course of business consistent with past practice.

     (i) Neither Nava leisure nor any Principal Stockholder shall directly or indirectly (a) solicit any inquiry or proposals or enter into or continue any discussions, negotiation or agreements relating to (i) the sale or exchange of Nava Leisure or Acquisition's capital stock (ii) the merger of Nava Leisure or Acquisition with any Person other than Senesco or (b) provide any assistance or any information to other otherwise cooperate with any Person in connection with any such inquiry, proposal or transaction.

     (j) Nava Leisure and Acquisition shall grant to Senesco and its counsel, accountants and other representatives, full access during normal business hours during the period to the Closing to all of its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to Senesco and such representatives all information relating to Nava Leisure as Senesco may reasonably request, and shall extend to Senesco the opportunity to meet with Nava Leisure's accountants and attorneys to discuss the financial condition of Nava Leisure; and

     (k) Except for the transactions contemplated by this Agreement, Nava Leisure and Acquisition will conduct its business in the normal course, and shall not sell, pledge or assign any of its assets without the prior written consent of Senesco.

     SECTION 3.2   Affirmative Covenants.  Prior to Closing, Nava Leisure will
                   ---------------------
do the following:

     (a) Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all conditions contained in this Agreement;

     (b) Promptly notify Senesco in writing of any material adverse change in the financial condition, business, operations or key personnel of Nava Leisure or Acquisition, any threatened material litigation or investigation, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement or in an exhibit annexed hereto and made a part hereof;

     (c) Use its best efforts to obtain approval of this Agreement from its shareholders and otherwise satisfy all consents of or notices to its shareholders under federal and state securities laws and state corporate law.

     (d) Obtain the written resignations of its existing officers and Directors and nominate by the consent of its shareholders a new Board of Directors, whose nominees are listed in Section 1.3(iii), which shall be effective upon the Closing or upon such earlier date as the consent of the shareholders shall state; and

     (e)  Obtain the Bridge Financing.


                                  ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES OF
                                    SENESCO

     Senesco hereby represents, warrants and agrees that:

     SECTION 4.1   Organization of Senesco.  Senesco is a Limited Liability
                   -----------------------
Company duly organized, validly existing and in good standing under the laws of the State of New Jersey, is duly qualified or will become duly qualified and in good standing in every jurisdiction in which such qualification is necessary. There are no corporations or other entities with respect to which (i) Senesco owns any of the outstanding stock or other interests, or (ii) Senesco may be deemed to be in control except as otherwise disclosed in Schedule 4.1 annexed hereto and by this reference made a part hereof.

     SECTION 4.2   Ownership.  Senesco is owned by nine (9) members.  There are
                   ---------
no options, warrants, rights, calls, commitments or agreements of any character obligating Senesco to issue any units of ownership except as otherwise disclosed in Schedule 4.2 annexed hereto and by this reference made a part hereof. Attached hereto as Exhibit 4.2 is a list of all of the members of Senesco certified by the Managing Member of Senesco.

     SECTION 4.3   Charter Documents.  Complete and correct copies of the
                   ------------------
Certificate of Formation and Operating Agreement of Senesco and all amendments thereto, have been or will be delivered to Nava Leisure prior to the Closing.

     SECTION 4.4   Financial Statements, Assets and Liabilities.  Senesco's
                   --------------------------------------------
unaudited financial statements for the stub period from inception to and through the period ending September 30, 1998, have been or will be delivered to Nava Leisure and are true and complete in all material aspects. Senesco has good and marketable title to all of its assets and property to be delivered to Nava Leisure hereunder free and clear of any and all liens, claims and encumbrances, except as may be otherwise set forth herein and in its financial statements. Nava Leisure and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed with management's authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets,
(ii) access to assets is permitted only in accordance with management's authorizations and (iv) the recorded accountability for assets if compared with existing assets at reasonable intervals and appropriate action is taken with respect to any difference. Neither Nava Leisure nor any of its Subsidiaries has engaged in any transaction, maintained any back account or used any corporate funds except for transactions bank accounts or funds which have been and are reflected in the normally maintained Books and Records.

     SECTION 4.5   Absence of Certain Changes or Events.  Since the date of the
                   ------------------------------------
latest Senesco financial statement and except as disclosed otherwise herein, Senesco has not (i) issued or sold any promissory note, unit of ownership or membership, bond, option or other security of which it was an issuer or other obligor, (ii) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, direct or indirect, except in the ordinary course of its business, (iii) incurred or suffered to be incurred any liability or obligation whatsoever, except in the ordinary course of its business, (iv) cause or permitted any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, (v) declared or made any dividend, payment or distribution to members or purchased or redeemed or agreed to purchase or redeem any member's ownership rights, (vi) reclassified its shares of capital stock, or (vii) entered into any agreement or transaction except in connection with the execution and performance of this Agreement.

     SECTION 4.6   Tax Returns and Payments.  All of Senesco's tax returns
                   ------------------------
(Federal, state, city, county or foreign) which are required by law to be filed on or before the date of this Agreement, have been duly filed or extended with the appropriate governmental authority and are complete and accurate in all respects. Senesco has paid all taxes to be due on said returns, any assessments made against Senesco and all other taxes, fees and similar charges imposed on Senesco by any governmental authority (other than those, the amount or validity of which is being contested in good faith by appropriate proceedings). No tax liens have been filed and no claims are being assessed with respect to any such taxes, fees or other similar charges. Senesco knows of (i) no other tax returns or reports which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis thereof.

     SECTION 4.7   Required Authorizations.  There have been or will be timely
                   -----------------------
filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by Senesco or the consummation by it of the transactions contemplated hereby and appropriate corporate filings shall have been made in the State of New Jersey, as required.

     SECTION 4.8   Compliance with Law and Government Regulations.  Senesco is,
                   ----------------------------------------------
to the best of its knowledge, in compliance with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standard affecting its properties and operations, imposed by the United

States of America or any state to which Senesco is subject, the failure to comply with which would, either individually or in the aggregate, have a material adverse effect on the business, finances or prospects of Senesco.

     SECTION 4.9   Litigation.  There is no litigation, arbitration, proceeding
                   ----------
or investigation pending or threatened to which Senesco is a party or which may result in any material change in the business of condition, financial or otherwise, of Senesco or in any of its properties or assets, or which might result in any liability on the part of Senesco, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of Senesco, there is no basis for any such litigation, arbitration, proceeding or investigation except as otherwise set forth in Schedule 4.9. There are presently no outstanding judgments, decrees or orders of any court or any governmental or administrative agency against or affecting Senesco or any of either of their assets that is not disclosed herein. Schedule 2.11 contains a complete and accurate description of all claims, suits, litigations, proceedings, investigations, dispites, writs, injunctions, judgments and decrees since January 1, 1993 to which Senesco has been a party.

     SECTION 4.10  Patents, Trademarks, Trade Names and Rights. Schedule 4.10
                   -------------------------------------------
annexed hereto and by this reference is made a part hereof, contains a complete list of all patents, assignments of patents, patent licenses, trademarks, service marks, trade marks, service mark, trademark and service mark registrations, applications and licenses with respect to the forgoing owned or held by Senesco. Senesco has no knowledge of any facts and nothing has come to its attention that would lead it to believe that it has infringed or misappropriated or is infringing upon any trademark, copyright, patent or other similar right of any person. No claim relating thereto is pending or to the knowledge of Senesco is threatened. Senesco has no knowledge of any rights owned by third parties in the patents, trademarks and other intellectual property rights listed in Schedule 4.10, except as set forth in Schedule 4.10.

     SECTION 4.11  Governmental Consent.  No consent, approval, authorization or
                   --------------------
order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of Senesco is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated other than filing the Agreement together with Articles of Merger with the State of New Jersey.

     SECTION 4.12  Authority.  Senesco and each of its members have approved
                   ---------
this Agreement and duly authorized the execution hereof. Senesco has full power, authority and legal right to enter into this Agreement on behalf of Senesco and its members and to consummate the transactions contemplated hereby, and all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by Senesco with the provisions hereof will not (a) conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Senesco under, any of the terms, conditions or provisions of the Certificate of Formation or Operating Agreement of Senesco, or any note, bond, mortgage, indenture, license, agreement or any instrument or obligation to which Senesco is a party or by which it is bound; or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Senesco or any of its properties or assets.

     SECTION 4.13  Investment Purpose.  Senesco has received or shall receive
                   ------------------
representations from its members that the recipients of the restricted Nava Leisure Shares hereunder are acquiring the shares for investment purposes only and acknowledges that the Nava Leisure Shares issued hereunder are "restricted securities" and may not be sold, traded or otherwise transferred without registration under the Securities Act or exemption therefrom.

     SECTION 4.14  Nonexistence of Disqualifying Orders.  Neither Senesco nor
                   -------------------------------------
any of its affiliates, directors, officers or principals is subject to any disqualifying order under the "Bad Boy" provisions of the federal or any state's securities law which are defined in Section 2.15.

     SECTION 4.15  Business.  Except as listed on Schedule 4.15, Senesco: (i)
                   --------
does not own or lease any real property or personal property; (ii) is not a party to any contract; (iii) has no employees or anyone who acts as an employee;
(iv) is not required to have any Permits.

     SECTION 4.16  No Conflict or Violation: Consent.  None of the execution,
                   ---------------------------------
delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or thereby, nor compliance by Senesco with any of the provisions hereof or thereof, will (a) violate or conflict with any provision of the governing documents of Senesco, any of its subsidiaries, (b) violate, conflict with, or result in a breach of or constitute a default (with or without notice of passage of time) under, or result in the termination of , or accelerate the performance required by, or result in a right to terminate, accelerate, modify or cancel under, or require a notice under, or result in the creation of any Encumbrance upon any of its respective assets under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or the arrangement to which Senesco, any of its Subsidiaries is a party or by which Senesco, any of its Subsidiaries is bound or to which any of its respective assets are subject, (c) violate any applicable regulation or court order or (d) impose any encumbrance on any assets. No notices to, declaration, filing or registration with, approvals or consents of, or assignments by, any Person (including any federal, state or local governmental or administrative authorities) are necessary to be made or obtained by Senesco, any of its Subsidiaries or any Principal Stockholder in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

     SECTION 4.17  Full Disclosure.  None of the representations and warranties
                   ---------------
made by Senesco herein, or in any exhibit, certificate or memorandum furnished or to be furnished by, on its behalf pursuant hereto, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

     SECTION 4.18  Transactions and Affiliates.  No member of Senesco or any
                   ---------------------------
member of his or her immediate family, is a party to any contract or other business arrangement or relationship of any kind with Senesco has an ownership interest in any business, corporate or otherwise, which is a party to, or in any property which is the subject of, business arrangements or relationships of any kind with Senesco.

                                   ARTICLE V

                           COVENANTS OF SENESCO LLC

     SECTION 5.1   Conduct Prior to the Closing.  Between the date hereof and
                   ----------------------------
the Closing:

     (a) Except within the regular course of business or in connection with its financing activities previously disclosed to Nava Leisure, Senesco will not enter into any material agreement, contract or commitment, whether written or oral, without the prior written consent of Nava Leisure;

     (b) Senesco will not pay, incur or declare any dividends or distributions with respect to its members or amend its Certificate of Formation or Operating Agreement, without the prior written consent of Nava Leisure;

     (c) Senesco will not authorize, issue, sell, purchase, or redeem any units of ownership or any options or other rights to acquire ownership interests without the prior written consent of Nava Leisure.

     (d) Except within the regular course of business and in its financing activities previously disclosed to Nava Leisure, Senesco will not incur any indebtedness for money borrowed or issue any debt securities, or incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, without the prior written consent of Nava Leisure;

     (e) Nava Leisure and Acquisition will not make any investment of capital nature either buy purchased stock or securities, contribution to capital, property transfer or otherwise, or by the purchase of any property or assets of any other Person.

     (f) Nava Leisure and Acquisition will not do any other act which would cause representation or warranty of Nava Leisure in this Agreement to be or become untrue in any material respect or that is not in the ordinary course of business consistent with past practice.

     (g) Neither Nava leisure nor any Principal Stockholder shall directly or indirectly (a) solicit any inquiry or proposals or enter into or continue any discussions, negotiation or agreements relating to (i) the sale or exchange of Nava Leisure or Acquisition's capital stock (ii) the merger of Nava Leisure or Acquisition with any Person other than Senesco or (b) provide any assistance or any information to other otherwise cooperate with any Person in connection with any such inquiry, proposal or transaction.

     (h) Senesco will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish written information to Nava Leisure in connection with any such requirements imposed upon the parties hereto in connection therewith;

     (i) Senesco shall grant to Nava Leisure and its counsel, accountants and other representatives, full access during normal business hours during the period to the Closing to all its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to Nava Leisure and such representatives all information relating to Senesco as Nava Leisure may reasonably request, and shall extend to Nava Leisure the opportunity to meet with Senesco's accountants and attorneys to discuss the financial condition of Senesco.

     SECTION 5.2   Affirmative Covenants.  Prior to Closing, Senesco will do the
                   ---------------------
following:

     (a) Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all conditions contained in this Agreement; and

     (b) Promptly notify Nava Leisure in writing of any material adverse change in the financial condition, business, operations or key personnel of Senesco, any threatened material litigation or investigation, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement.


                                  ARTICLE VI

                             ADDITIONAL AGREEMENTS

     SECTION 6.1   Expenses.  All costs and expenses incurred in connection with
                   --------
this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense except as provided for in Section 11.1 herein.

     SECTION 6.2.  Brokers and Finders.  Each of the parties hereto represents,
                   -------------------
as to itself, that no agent, broker, investment banker or firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

     SECTION 6.3   Necessary Actions.  Subject to the terms and conditions
                   -----------------
herein provided, each of the parties hereto agree to use all reasonable efforts to take, or cause to be taken, all action, and to do or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper managers, officers and/or directors of Nava Leisure or Senesco, as the case may be, shall take all such necessary action.

SECTION 6.4    Indemnification.
               ---------------

               (a)  General.
                    -------

                    (i) Subsequent to the Closing, the Principal Stockholders shall, jointly and severally, indemnify Senesco, and each of the Senesco Members ("Senesco Indemnified Parties") against, and hold each of the Senesco Indemnified Parties harmless from any damage, claim, loss, cost, liability or expense, including without limitation, interest, penalties, reasonable attorneys' fees and expenses of investigation, diminution of value, response action, removal action or remedial action (collectively "Damages") incurred by any such Senesco Indemnified Party, that are incident to, arise out of, in connection with, or related to, whether directly or indirectly, the breach of any warranty, representation, covenant or agreement of Nava Leisure or the Principal Stockholders contained in this Agreement or any schedule hereto or in any certificate or instrument of conveyance (including, without limitation, any Notice to be delivered to the shareholders of Nava Leisure) delivered by or on behalf of Nava Leisure or the Principal Stockholders pursuant to this Agreement or in connection with the transaction contemplated hereby.

                    (ii) Subsequent to the Closing, Senesco shall indemnify Nava Leisure and the Principal Stockholders ("Nava Leisure Indemnified Parties"), against, and hold each of the Nava Leisure Indemnified Parties harmless from, any Damages incurred by such Nava Leisure Indemnified Party, that are incident to, arise out of, in connection with, or related to, whether directly or indirectly, the breach of any warranty, representation, covenant or agreement of Senesco contained in this Agreement, any schedule or in any certificate or instrument of conveyance delivered by or on behalf of Senesco pursuant to this Agreement or in connection with the transactions contemplated hereby.

          The term "Damages" as used in this Section 6.4 is not limited to matters asserted by third parties against Senesco Indemnified Parties or Nava Leisure Indemnified Parties, but includes Damages incurred or sustained by such persons in the absence of third party claims.

          (b)  Procedure for Claims.

               (i) If a claim for Damages (a "Claim') is to be made by a person entitled to indemnification hereunder, the person claiming such indemnification (the "Indemnified Party"), subject to clause (ii) below, shall give written notice (a "Claim Notice") to the indemnifying person (the "Indemnifying Party") as soon as practicable after the Indemnified Party becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought under this Section 6.4. The failure of any Indemnified Party to give timely notice hereunder shall not affect rights to indemnification hereunder, except and only to the extent that, the Indemnifying Party demonstrates actual material damage caused by such failure. In the case of a Claim involving the assertion of a claim by a third party (whether pursuant to a lawsuit or other legal action or otherwise, a "Third-Party Claim'), if the Indemnifying Party shall acknowledge in writing to the Indemnified Party under the terms of its indemnity hereunder in connection with such Third-Party Claim, then (A) the Indemnifying party shall be entitled and, if it so elects, shall be obligated at its own cost, risk and expense, (1) to take control of the defense and investigation such Third-Party Claim and (2) to pursue the defense thereof in good faith by appropriate actions or proceedings promptly taken or instituted and diligently pursued, including, without limitation, to employ and engage attorneys of its own choice reasonably acceptable to the Indemnified Party to handle and defend the same, and (B) the Indemnifying Party shall be entitled (but not obligated), if it so elects, to compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the Indemnified Party, such consent not to be unreasonably withheld. In the event the Indemnifying Party elects to assume control of the defense and investigation of such lawsuit or other legal action in accordance with this Section 6.4, the Indemnified Party may, at its own cost and expense, participate in the investigation, trial and defense of such Third-Party Claim; provided that, if the named persons to a lawsuit or other legal action include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised in writing by counsel that there may be one ore more legal defenses available such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall be entitled, at the Indemnifying Party's cost, risk and expense, to separate counsel of its own choosing. If the Indemnifying Party fails to assume the defense of such Third-Party Claim in accordance with this Section 6.4 within 10 calendar days after receipt of the Claim Notice, the Indemnified Party against which such Third-Party Claim has been asserted shall upon delivering notice to such effect to the Indemnifying Party have the right to undertake, at the Indemnifying Party's cost, risk and expense, the defense, compromise and settlement of such Third-Party Claim on behalf of and for the account of the Indemnifying Party; provided that such Third-Party Claim shall not be compromised or settled without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. In the event the Indemnifying Party assumes the defense of the claim, the Indemnifying Party shall keep the Indemnified Party reasonably informed of the progress of any such defense, compromise or settlement, and in the event the Indemnified Party assumes the defense of the claim, the Indemnified Party shall keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement. The Indemnifying Party shall be liable for any settlement of any Third-party Claim effected pursuant to and in accordance with this Section 6.4 and for any final judgment (subject to any right of appeal), and the Indemnifying party agrees to indemnify and hold harmless each Indemnified Party from and against any and all Damages by reason of such settlement or judgment.

               (ii) Notwithstanding clause (i) above, in the event that the Indemnified Party is a Nava Leisure Indemnified Party, any Claim Notice election or other notification or correspondence required pursuant to such clause (i) shall be valid if it is delivered to each Nava Leisure Principal Stockholder (the "Stockholder Representation"). Each Principal Stockholder hereby irrevocably appoints the Stockholder Representative as its agent and attorney-in-fact with respect to the matters set forth in this Section 6.4, and hereby irrevocably grants to the Stockholder Representative the authority to administer Claims on behalf of such Stockholder, to exercise such other rights and powers as are set forth in this Agreement and to enter into, and to bind such Stockholder with respect to, the settlement of any such Claim. Each Senesco Indemnified Party shall be entitled to rely on the agreements and representations of, and notices and other correspondence from, the Stockholder Representative as such agent and attorney-in-fact in connection with any Claim by or against any Stockholder pursuant to this Section 6.4.

          (c)  No Right of Contribution.  After the Closing, no Principal
               ------------------------
Stockholder shall have any right of contribution against the Surviving Corporation for any breach of any representation, warranty, covenant or agreement of Nava Leisure. Senesco and Nava Leisure shall be entitled to specific performance and injunctive relief, without posting bond or other security, for the purpose of asserting their respective rights under this
Section 6.4. The remedies described in this Section 6.4 shall be in addition to, and not in lieu of, and any other remedies at law or in equity that the parties may elect to pursue.

                                  ARTICLE VII

                   CONDITIONS TO OBLIGATIONS OF THE PARTIES

     The obligations of the parties under this Agreement are subject to the fulfillment and satisfaction of each of the following conditions:

     SECTION 7.1   Legal Action.  No preliminary or permanent injunction or
                   ------------
other order by any federal or state court which prevents the consummation of this Agreement or any of the transactions contemplated by this Agreement shall have been issued and remain in effect.

     SECTION 7.2   Absence of Termination.  The obligations to consummate the
                   ----------------------
transactions contemplated hereby shall not have been canceled pursuant to
Article X hereof.

     SECTION 7.3   Required Approvals. Nava Leisure and Senesco shall have
                   ------------------
received all such approvals, consents, authorizations or modifications as may be required to permit the performance by Nava Leisure and Senesco of the respective obligations under this Agreement, and the consummation of the transactions herein contemplated, whether from governmental authorities or other persons, and Nava Leisure and Senesco shall each have received any and all permits and approvals from any regulatory authority having jurisdiction required for the lawful consummation of this Agreement.

     SECTION 7.4   "Blue Sky" Compliance.  There shall have been obtained any
                   ---------------------
and all permits, approvals and consents of the appropriate state securities commissions of any jurisdictions, and of any other governmental body or agency, which counsel for Nava Leisure or Senesco may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement may be in compliance with all applicable laws.


                                 ARTICLE VIII

                    CONDITIONS PRECEDENT TO OBLIGATIONS OF
           NAVA LEISURE, ACQUISITION AND THE PRINCIPAL STOCKHOLDERS

     All obligations of Nava Leisure under this Agreement are subject to the fulfillment and satisfaction by Senesco prior to or at the time for Closing, of each of the following conditions, any one or more of which may be waived by Nava Leisure.

     SECTION 8.1   Representations and Warranties True at Closing.  All
                   ----------------------------------------------
representations and warranties of Senesco contained in this Agreement will be true and correct at and as of the time of the Closing, and Senesco shall have delivered to Nava Leisure a Manager's Certificate, dated the Closing Date, to such effect and in the form and substance satisfactory to Nava Leisure, and signed, in the case of Senesco, by its managing members.

     SECTION 8.2   Performance.  The obligations of Senesco to be performed on
                   ------------
or before the Closing pursuant to the terms of this Agreement shall be duly performed at such time, and Senesco shall have delivered to Nava Leisure a Manager's Certificate, dated the Closing Date, to such effect and in form and substance satisfactory to Nava Leisure.

     SECTION 8.3   Authority.  All action required to be taken by, or on the
                   ---------
part of Senesco and its members to authorize the execution, delivery and performance of this Agreement by Senesco and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.

     SECTION 8.4   Absence of Certain Changes or Events.  There shall not have
                   ------------------------------------
occurred, since the date hereof, any adverse change in the business, condition (financial or otherwise), assets or liabilities of Senesco or any event or condition of any character adversely affecting Senesco, and it shall have delivered to Nava Leisure, certificates, dated the Closing Date, to such effect and in form and substance satisfactory to Nava Leisure and signed, in the case of Senesco, by its managing members.

     SECTION 8.5  Acceptance by Senesco Members.  Prior to the Closing, each
                  -----------------------------
member of Senesco shall have approved this Agreement and agreed to the Merger.

     SECTION 8.6  Closing Documents.  Senesco shall have delivered to Nava
                  -----------------
Leisure the documents and other items described in Section 10.2 and such other documents and items as Nava Leisure shall reasonably request.

                                  ARTICLE IX

                     CONDITIONS TO OBLIGATIONS OF SENESCO

     All obligations of Senesco under this Agreement are subject to the fulfillment and satisfaction by Nava Leisure, Acquisition and the Principal Stockholders prior to or at the time of Closing, of each of the following conditions, any one or more of which may be waived by Senesco.

     SECTION 9.1  Representations and Warranties True at Closing.  All
                  ----------------------------------------------
representations and warranties of Nava Leisure, Acquisition and the Principal Stockholders contained in this Agreement will be true and correct at and as of the time of the Closing, and Nava Leisure and the Principal Stockholders shall have delivered to Senesco an Officer's Certificate and a Principal Stockholders' Certificate, each dated the Closing Date, to such effect and in the form and substance satisfactory to Senesco, and signed, in the case of Nava Leisure, by its President and Secretary and by each Principal Stockholder.

     SECTION 9.2  Performance.  The obligations of Nava Leisure, Acquisition and
                  -----------
the Principal Stockholders to be performed on or before the Closing pursuant to the terms of this Agreement shall have been duly performed at such time, and Nava Leisure, Acquisition and the Principal Stockholders shall have delivered to Senesco an Officer's Certificate and a Principal Stockholders' Certificate, each dated the Closing Date, to such effect and in form and substance satisfactory to Senesco, and signed in the case of Nava Leisure and Acquisition by each of its Presidents and Secretary (a "Nava Closing Certificate" and an "Acquisition Closing Certificate") and by each Principal Stockholder.

     SECTION 9.3  Authority.  All action required to be taken by, or on the part
                  ---------
of Nava Leisure and Acquisition and its shareholders and Acquisition to authorize the execution, delivery and performance of this Agreement by Nava Leisure and Acquisition and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.

     SECTION 9.4  Absence of Certain Changes or Events.  There shall not have
                  ------------------------------------
occurred, since the date hereof, any adverse change in the business, condition (financial or otherwise), assets or liabilities of Nava Leisure or Acquisition or any event or condition of any character adversely affecting Nava Leisure or Acquisition, and it shall have delivered to Senesco, certificates, dated the Closing Date, to such effect and in form and substance satisfactory to Senesco and signed, in the case of Nava Leisure and Acquisition, by each of its respective President and Secretary.

     SECTION 9.5  Action by Nava Leisure Shareholders.  Prior to the Closing of
                  -----------------------------------
this Agreement, a majority of the shareholders of Nava Leisure shall have approved this Agreement and the transactions contemplated hereunder and all of the proposals set forth in Section 1.3 above. The current directors and officers of Nava Leisure and Acquisition shall have submitted their resignations as directors and officers of Nava Leisure effective as of the Closing of this Agreement.

     SECTION 9.6  Employment Agreements.  Nava Leisure shall have entered into
                  ---------------------
employment agreements with Phillip O. Escaravage, as President, Sascha P. Fedyszyn as Vice President and Christian P.R. Ahrens as Secretary, each for a term of not less than three (3) years and in form and substance satisfactory to each party.

     SECTION 9.7  Indemnification Agreements.  Nava Leisure shall have executed
                  --------------------------
indemnification agreements in favor of all directors of Nava Leisure.

     SECTION 9.8  Opinion of Counsel.  Nava Leisure shall deliver to Senesco an
                  ------------------
opinion of counsel stating that the transactions contemplated in this Agreement do not violate any state or federal securities laws.

     SECTION 9.9  Closing Documents.  Nava Leisure and the Principal
                  -----------------
Stockholders, as the case may be, shall have delivered to Senesco the documents and other items described in Section 10.1 and such other documents and items as Senesco may reasonably require.

     SECTION 9.10 Exemption Under Federal and State Securities Laws.  The
                  -------------------------------------------------
issuance of shares of Nava Leisure in the Merger shall not violate any federal or state securities laws.

     SECTION 9.11 Completion of Senesco Diligence.  Senesco shall have completed
                  -------------------------------
its business and legal due diligence to its satisfaction, in its sole judgment.

     SECTION 9.12 Stockholder Approval/Notice.  Nava Leisure shall have taken
                  ---------------------------
all actions related to the due authorization of the Merger as may be required under the federal and state law, including the IBCL and federal securities laws.

     SECTION 9.13 Board of Directors Approval.  The Merger shall have been
                  ---------------------------
approved by appropriate action of the Board of Directors of Nava Leisure.

     SECTION 9.14 Bridge Financing.  Nava Leisure shall have obtained the Bridge
                  ----------------
Financing.

     SECTION 9.15 Directors and Officers Insurance.  Nava Leisure shall have
                  --------------------------------
obtained Directors and Officers insurance on each post-Merger director and officer.

                                   ARTICLE X

                                    CLOSING

                             On the Closing Date:

     SECTION 10.1 Deliveries by Nava Leisure.  Nava Leisure shall deliver (or
                  --------------------------
cause to be delivered) to Senesco:

          (a) any Consents required to be obtained by Nava Leisure and the Principal Stockholders;

          (b) Nava Leisure and Acquisition shall deliver an Officer's Certificate as described in Sections 9.1, 9.2 and 9.4 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by Nava Leisure and Acquisition are true and correct as of, or have been fully performed and complied with by the Closing Date;

          (c)  All Nava Leisure company books and records.

          (d) an opinion of legal counsel to Nava Leisure dated as of the Closing Date, in a form reasonably satisfactory to Senesco;

          (e) the Merger Shares to be issued to the Senesco Members in accordance with Section 1.2;

          (f) Evidence that this Agreement and the transactions contemplated hereby have been approved by the stockholders of Nava Leisure;

          (g) a certified check made payable to Nava Leisure for the initial amount of the Bridge Financing;

          (h) Certificates of good standing from Idaho and any other state on which Nava Leisure is required to be qualified to do business;

          (i) a Secretaries Certificate of Nava Leisure, in the form and substance satisfactory to Senesco, attaching thereto the current Certificate of Incorporation of Nava leisure, bylaws of Nava Leisure and meeting minutes from all Board and shareholder meetings for the last five years as well as verify that no other director or stockholder minutes exist and no other director or stockholder meetings took place;

          (j) a waiver executed by H.D. Williams relinquishing all liabilities owed to him by Nava Leisure, including that in the amount of $22,769;

          (k) proof that Nava Leisure has satisfied a debt carried on its financial statements in the amount of $3,100;

          (l) such other documents and certificates duly executed as may reasonably be requested by Senesco prior to the Closing Date;

     SECTION 10.2 Delivered by Senesco.  Senesco shall deliver to Nava Leisure:
                  --------------------

          (a)  any Consents required to be obtained by Senesco;

          (b)  Senesco shall deliver a Manager's Certificate as described in
Section 8.1 and 8.2 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by Senesco are true and correct as of, or have been, fully performed and complied with by the Closing Date;

          (c) Senesco shall deliver to Nava Leisure all company books and records;

          (d) an opinion of Buchanan Ingersoll, counsel to Senesco, dated as of the Closing Date, in a form reasonably satisfactory to Senesco;

          (e)  a Statement signed by all Senesco members stating that

               (i) they are the only members of Senesco and own 100% of Senesco; and

               (ii) Escaravage is the duly appointed managing member of Senesco and has full authority to enter into this Agreement and has taken all steps necessary to effectuate the merger.


          (f) such other documents and certificates duly executed as may reasonably be requested by Nava Leisure prior to the Closing Date.

     SECTION 10.3 Termination.  Notwithstanding anything herein or elsewhere to
                  -----------
the contrary, this Agreement may be terminated:

     (a) By mutual agreement of the parties hereto at any time prior to the Closing;

     (b) By the Board of Directors of Nava Leisure at any time prior to the Closing, if:

               (i) a condition to performance by Nava Leisure under this Agreement or a covenant of Senesco contained herein shall not be fulfilled on or before the date of the Closing or at such other time and date specified in this Agreement for the fulfillment for such covenant or condition; or

               (ii) a material default or breach of this Agreement shall be made by Senesco;



     (c)  By Senesco at any time prior to the Closing, if:

               (i) a condition to Senesco's performance under this Agreement or a covenant of Nava Leisure or Acquisition contained herein shall not be fulfilled on or before the date of the Closing or at such other time and date specified in this Agreement for the fulfillment for such covenant or condition; or

               (ii) a material default or breach of this Agreement shall be made by Nava Leisure or Acquisition or a Principal Stockholder; or

     (d) By either party if it notifies the other that it is not satisfied with its due diligence review.


     SECTION 10.4 Effect of Termination.  If this Agreement is terminated, this
                  ---------------------
Agreement, except as to Section 11.1 and Section 11.2, shall no longer be of any force or effect and there shall be no liability on the part of any party or its respective directors, officers or stockholders; provided however, that in the case of a termination pursuant to Section 10.1 (b)(ii) or 10.1(c)(ii) hereof because of a prior material default under or a material breach of this Agreement by another party, the damages which the aggrieved party or parties may recover from the defaulting party or parties shall in no event exceed the amount of out-of-pocket costs and expenses incurred by such aggravated party or parties in connection with this Agreement, and no party to this Agreement shall be entitled to any injunctive relief.

                                  ARTICLE XI

                                 MISCELLANEOUS

     SECTION 11.1 Cost and Expenses.  In the event of any termination of this
                  -----------------
Agreement pursuant to Section 10.1, subject to the provisions of Section 10.2, Nava Leisure and Senesco will each bear their own respective expenses.

     SECTION 11.2 Extension of time: Waivers.  At any time prior to the Closing
                  --------------------------

     (a) Nava Leisure may in its sole discretion (i) extend the time for the performance of any of the obligations or other acts of Senesco, (ii) waive any inaccuracies in the representations and warranties of Senesco contained herein or in any documents delivered pursuant hereto by Senesco and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by Senesco. Any agreement on the part of Nava Leisure to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of Nava Leisure and shall only be effective in the specific instance. No waiver or any condition or provision shall be deemed to be a subsequent waiver of such condition or provision or a waiver of any condition or provision other than the one specifically waived.

     (b) Senesco may in its sole discretion (i) extend the time for the performance of any of the obligations or other acts of Nava Leisure, (ii) waive any inaccuracies in the representations and warranties of Nava Leisure contained herein or in any documents delivered pursuant hereto by Nava Leisure and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by Nava Leisure. Any agreement on the part of Senesco to any such extension or waiver shall be valid only if set forth in an instrument, in
writing, signed on behalf of Senesco   and shall only be effective in the
specific instance. No waiver or any condition or provision shall be deemed to be a subsequent waiver of such condition or provision or a waiver of any condition or provision other than the one specifically waived.

     SECTION 11.3 Notices.  Any notice to any party hereto pursuant to this
                  -------
Agreement shall be in writing and given by Certified or Registered Mail, Fedex or by facsimile, addressed as follows:

          SENESCO, LLC
          c/o Buchanan Ingersoll
          Professional Corporation
          500 College Road East
          Princeton, NJ 08540
          Attn: David J. Sorin, Esq.



          NAVA LEISURE USA, INC. AND
          NAVA LEISURE ACQUISITION CORP.
          c/o Kaplan Gottbetter & Levenson, LLP
          630 Third Avenue
          New York, NY 10017
          Attn: Adam S. Gottbetter, Esq.

     Additional notices are to be given as to each party, at such other address as should be designated in writing complying as to delivery with the terms of this Section 11.3. All such notices shall be effective when sent, addressed as aforesaid.

     SECTION 11.4   Parties in Interest.  This Agreement shall inure to the
                    -------------------
benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

     SECTION 11.5   Counterparts.  This Agreement may be executed in one or more
                    ------------
counterparts, each of which shall be deemed an original and together shall constitute one document. The delivery by facsimile of an executed counterpart of this Agreement shall be deemed to be an original and shall have the full force and effect of an original executed copy.

     SECTION 11.6   Severability.  The parties hereto agree and affirm that none
                    ------------
of the provisions herein is dependent upon the validity of any other provision, and if any part of this Agreement is deemed to be unenforceable, the remainder of the Agreement shall remain in full force and effect.

     SECTION 11.7   Headings.  The "Article" and "Section" headings are provided
                    --------
herein for convenience of reference only and do not constitute a part of this Agreement.

     SECTION 11.8   Survival of Representations and Warranties.  All terms,
                    ------------------------------------------
conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, shall survive the Closing and the delivery of the Nava Leisure Shares issued hereunder at the Closing, for a period of one year from the Closing regardless of any investigation made by or on behalf of any of the parties hereto.

     SECTION 11.9   Assignability. This Agreement shall not be assigned by any
                    -------------
of the parties hereto without the prior written consent of the other parties.

     SECTION 11.10  Amendment.  This Agreement may be amended with the approval
                    ---------
of the Boards of Directors of Nava Leisure and Senesco at any time before or after approval thereof by stockholders of Nava Leisure, if required, and Senesco; but after such approval by the Nava Leisure shareholders, no amendment shall be made which substantially and adversely changes the terms hereof. This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties hereto.

     SECTION 11.11  Choice of Law.  This Agreement shall be construed,
                    -------------
interpreted and the rights of the parties determined in accordance with the laws of the State of New Jersey except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

     SECTION 11.11  Publicity.  Except as required by law or on advice of
                    ---------
counsel, neither party shall issue any press release or make any public statement regarding the transactions contemplated hereby without the prior approval of the other parties, and the parties hereto shall issue a mutually acceptable press release as soon as practicable after the date hereof and after the Closing Date.

     SECTION 11.12  No Third Party Beneficiaries.  This Agreement shall be
                    ----------------------------
binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation, except as specifically set forth in Article 9 hereof.



     SECTION 11.13  Definitions.
                    ------------

          "Permits" means all licenses, permits, franchises, approvals, authorizations, consents or order of, or filing with, any governmental authority, whether foreign, federal, state or local, necessary or desirable for the past, present or anticipated conduct or operation of the Business or ownership of the assets of such person.

          "Person" means any person or entity, whether an individual, trustee, corporation, limited liability company, general partnership, limited partnership, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority or any similar entity.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement of thirty-three (33) pages in a manner legally binding upon them as of the date first above written.



NAVA LEISURE USA, INC.
                                              Attest:

By: /s/ J. Rockwell Smith
    ---------------------                     ------------------
       President                              Secretary



NAVA LEISURE  ACQUISITION CORP.
                                              Attest:

By: /s/ J. Rockwell Smith
   ----------------------                     ------------------
     President                                Secretary



                                              Attest:

/s/ J. Rockwell Smith
-------------------------------------------   ------------------
J. Rockwell Smith, as Principal Shareholder


                                              Attest:

/s/ H. D. Williams
-------------------------------------------   ------------------
H.D. Williams, as Principal Shareholder


                                              Attest:


/s/ David Williams
-------------------------------------------   ------------------
David Williams, as Principal Shareholder

                                              Attest:

/s/ Edwar Cowle
-------------------------------------------   ------------------
Edward Cowle, as Principal Shareholder



SENESCO, LLC
                                              Attest:

By: /s/ Phillip Escaravage
    ----------------------------------        ------------------
       Phillip Escaravage, Manager

                                 SCHEDULE 1.2

Senesco member list and number of Nava Leisure/Senesco Technologies, Inc. shares to be issued to each member

                                SENESCO MEMBERS


                                        PERCENT             NUMBER OF
                                     OWNERSHIP (1)           SHARES (2)
                                     -------------          -----------


Phillippe Escaravage                    56.259                 956,403
Michel Escaravage                       14.065                 239,105
John Bradley                             0.243                   4,131
John Thompson                           25.000                 425,000
Yuwen Hong                               1.000                  17,000
Katalin Hudak                            1.000                  17,000
Sascha Fedyszyn                          0.730                  12,410
Christian Ahrens                         0.243                   4,131
Steven Katz                              1.460                  24,820
                                       -------               ---------
                                       100.000               1,700,000
                                       =======               =========



(1)  At Day #1
(2)  In Senesco Technologies, Inc.

                                SCHEDULE 2.2(A)
                       HOLDERS OF SHARES OF COMMON STOCK



BD--O5--1 23                                             NAVA LEISURE USA, INC.                                      DATE 10/08/98
BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                                   PAGE 12
                                                COMBINED HOLDER/CERTIFICATE LISTING
ACCOUNT #                                           DATE ADDED/ ---------------CERTIFICATES HELD-----------------------------------
                   NAME AND ADDRESS               LST ACTV/TAX ID SUB   PR NUMBER       SHARES    ACQ DATE TRACE CNCL DATE TRACE ALT

           NANCI GILBERT                              12/01/88          N      102      1,000       11/28/88 N1
           2685 CHADWICK ST.                                                                  1,000       *         0.03333%
           SALT LAKE CITY, UT 84106

       266 SARAH GILBERT                              11/21/88                 288        100       11/22/88 282   11/28/88 N1
           2685 CHADWICK ST.                          11/28/88          N      103      1,000       11/28/88 N1
           SALT LAKE CITY, UT 84106                                                           1,000       *         0.03333%

       267 SCOTT GILBERT                              11/21/88                 289        100       11/22/88 282   11/22/88 N1
           3028 PUTNAM CT.                            11/28/88          N      104            1,000 11/28/88 N1
           WEST VALLEY CITY, UT 84120                                                         1,000       *         0.03333%

       261 TONY GILBERT                               11/21/88                 284        100       11/22/82 282   11/28/88 N1
           2685 CHADWICK ST.                          11/28/82          N      105      1,000       11/28/88 N1
           SALT LAKE CITY, UT 84106                                                           1,000       *         0.03333%

       135 JANET A. GOLDSTEIN                         07/14/88                 180        100       11/18/88 149
           P.O. BOX 38                                07/14/88                                  100       *         0.00333%
           PARK CITY, UT 84060

       246 JOHN & LINDA GOOCH                         07/14/88                 342        100       11/22/88 309
                                                      11/21/88                                  100       *         0.00333%

       243 MARY GOOCH                                 07/14/88                 339        100       11/22/88 309
           RFD #1, BOX 435a                           11/21/88                                  100       *         0.00333%
           LEHI, UT 84043

       180 CHET OR TERI GOODWIN                       07/14/88                 225        100       11/17/88 213
           7750 SUNBIRD WAY                           11/21/88                                  100       *         0.00333%
           MIDVALE, UT 84047

        22 LESLIE GOVEDICH                            07/13/87                  29        150       08/26/87 21
           1245 COACHMAN DRIVE                        08/31/87                                  150       *         0. 00500%
           SPARKS, NV 89431

       245 JUDY GRACE                                 07/14/88                 344        100       11/22/88 3209
                                                      12/01/88                                  100       *         0.00333%

       258 ROGER GRACE                                11/21/88                 341        100       11/22/88 309
                                                      12/01/88                                  100       *         0.00333%

       310 CRAIG GRIFFIN                              11/21/88          N       57      1,000       11/28/88 N1
           2116 TWILIGHT COURT                        11/28/88                                1,000       *         0.03333%
           PARK CITY, UT 84060

       121 DON GRIFFIN                                07/14/88                 166        100       11/18/88 140


                                                      NAVA LEISURE USA, INC.                                      DATE 10/08/98
BD-05-01        23                                                                                                PAGE 1
BOND/STOCKHOLDER ACCOUNTING SYSTEM

                                                COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                               DATE ADDED/ ----------------CERTIFICATES HELD----------------------------
                NAME AND ADDRESS              LST ACTV/TAX ID SUB PR NUMBER    SHARES         ACQ DATE TRACE CNCL DATE TRACE ALT
         110    MICHAEL ALDRICH                  07/14/88             155         100         11/18/88   149
                2220 SO. 23RD EAST               07/14/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84109

         236    DARIN ALLMAN                     07/14/88             328         100         11/22/88   309
                530 NORTH 200 WEST               11/21/88                                100        *             0.00333%
                LEHI, UT 84043

         253    LONNIE ALLMAN                    11/21/88             327         100         11/22/88   309
                530 NORTH 200 WEST               11/21/88                                100        *             0.00333%
                LEHI, UT 84043

         241    PAUL ALLMAN                      07/14/88             337         100         11/22/88   309
                                                 11/21/88                                100        *             0.00333%
                LEHI, UT 84043

         257    TAMMY ALLMAN                     11/21/88             336         100         11/22/88   309
                                                 11/21/88                                100        *             0.00333%
                LEHI, UT 84043

         288    NADINE ALLVILAR                  11/21/88                                  0        *             0.00000%
                29801 RUNNING DEER LANE          11/21/88
                LAGUNA NIGEL, CA 92677

         120    HEIDE ALSOP                      07/14/88             165         100         11/18/88   149
                P.O. BOX 462                     07/14/88                                100        *             0.00333%
                PARK CITY, UT 84060

         157    ROBERT C. ALVEY                  07/14/88             202         100         11/18/88   149
                                                 07/14/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84108

          50    MELBOURNE ARMSTRONG              08/26/87              58         150         08/31/87    45
                BOX 452                          08/31/87                                150        *             0.00500%
                PARK CITY, UT 84060

         388    JANIS AVERETT                    11/29/88       N     123       1,000         11/30/88  N107
                1336 RIDGEMARK DRIVE             12/01/88                              1,000        *             0.03333%
                SANDY, UT 84092

         285    RAYMON C. AVERETT                11/21/88             234         100         11/17/88   213
                29801 RUNNING DEER LANE          11/21/88                                100        *             0.00333%
                LAGUNA NIGEL, CA 92677

         117    THOMAS BAHAN                     07/14/88             162         100         11/18/88   149
                P.O. BOX 1816                    11/28/88       N      90         900         11/28/88    N1
                PARK CITY, UT 84060                                                    1,000        *             0.03333%

         273    BYRON BAILEY                     11/21/88             295         100         11/22/88   282
                4071 S. 570 E. #14A              11/21/88                                 100       *             0.00333%


                                                       NAVA LEISURE USA, INC.                                     DATE 10/08/98
BD-05-01        23                                                                                                PAGE 2
BOND/STOCKHOLDER ACCOUNTING SYSTEM

                                                 COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                               DATE ADDED/ ----------------CERTIFICATES HELD----------------------------
                NAME AND ADDRESS              LST ACTV/TAX ID SUB PR NUMBER    SHARES         ACQ DATE TRACE CNCL DATE TRACE ALT
                SALT LAKE CITY, UT 84107

         278    KAYE BAILEY                      11/21/88             300         100         11/22/88   282
                725 E. 300 S.                    11/21/88                                100        *             0.00333%
                CENTERVILLE, UT 84014

         279    KENNA BAILEY                     11/21/88             301         100         11/22/88   282
                725 E. 300 S.                    11/21/88                                100        *             0.00333%
                CENTERVILLE, UT 84014

         280    RIANA BAILEY                     11/21/88             302         100         11/22/88   282
                725 E. 300 S.                    11/21/88                                100        *             0.00333%
                CENTERVILLE, UT 84014

         277    STAN BAILEY                      11/21/88             299         100         11/22/88   282
                725 E. 300 S.                    11/21/88                                100        *             0.00333%
                CENTERVILLE, UT 84014

           4    FORREST BAKER                    06/19/87               5          10         05/07/64         05/07/64
                BOX 224                          09/01/87              14     372,096         05/15/66         11/30/87 111
                SPOKANE, WA 99210                                      15     186,048         09/02/67         11/30/87 111
                                                                       17     186,048         07/01/70         11/30/87 111
                                                                                           0        *             0.00000%

          15    SARASANAN BLAENDRA               07/13/87              21         150         08/26/87   21
                439 WEST 233RD STREET            09/01/87             115     173,645         11/30/87   111
                CARSON, CA 90745                                                     173,795        *             5.79312%

         414    BAGLEY SECURITIES, INC.          06/15/90         N   155      10,000         05/22/90   N155
                BOX 2998                         06/15/90         N   156         250         05/22/90   N155
                SALT LAKE CITY, UT 84110-2998                                         10,250        *             0.34166%

         190    EDNA B. BARKER                   07/14/88             248         100         11/22/88   245
                2017 S. LINCOLN #405             11/21/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84105

         184    PAUL & CARRIE BARKER JTWROS      07/14/88             229         100         11/17/88   213
                11455 SOUTH PLAYER ROAD          11/21/88                                100        *             0.00333%
                SANDY, UT 84092

         366    ADAM BATCHELOR                    NO DATE       N      85       1,000         11/28/88  N1
                4942 JANETTE AVENUE              11/28/88                              1,000        *             0.03333%
                WEST VALLEY CITY, UT 84120

         365    BRETT BATCHELOR                   NO DATE       N      84       1,000         11/28/88  N1
                4942 JANETTE AVENUE              12/01/88                              1,000        *             0.03333%
                WEST VALLEY CITY, UT 84120

         364    KATHY BATCHELOR                   NO DATE       N      83       1,000         11/28/88  N1
                4942 JANETTE AVENUE              11/28/88                              1,000        *             0.03333%


                                                       NAVA LEISURE USA, INC.                                     DATE 10/08/98
BD-05-01        23                                                                                                PAGE 3
BOND/STOCKHOLDER ACCOUNTING SYSTEM

                                                 COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                               DATE ADDED/ ----------------CERTIFICATES HELD----------------------------
                NAME AND ADDRESS              LST ACTV/TAX ID SUB PR NUMBER    SHARES         ACQ DATE TRACE CNCL DATE TRACE ALT
                WEST VALLEY CITY, UT 84120

         368    MATTHEW BATCHELOR                 NO DATE         N    87         1,000        11/28/88   N1
                4942 JANETTE AVENUE              11/28/88                                1,000       *             0.03333%
                WEST VALLEY CITY, UT 84120

         186    TONY & MARINA BATTILORO JTWROS   07/14/88             231         100          11/17/88   213
                1863 SOUTH TERRACE DRIVE         11/21/88                                100         *             0.00333%
                OREM, UT 84057

         210    JERRI LYNN BEATTY                07/14/88             268         100          11/22/88   245
                345 MILTON AVENUE                11/21/88                                100         *             0.00333%
                SALT LAKE CITY, UT 84115

         316    MRS. RICHARD BECKS               11/21/88         N    69         1,000        11/28/88   N1
                62 WEST 400 SOUTH                11/28/88                                1,000       *             0.03333%
                SALT LAKE CITY, UT 84101

         315    RICHARD BECKS                    11/21/88         N    68         1,000        11/28/88   N1
                62 WEST 400 SOUTH                11/28/88                                1,000       *             0.03333%
                SALT LAKE CITY, UT 84101

         204    MELANIE BENTLEY                  07/14/88             262         100          11/22/88   245
                342 WEST 350 SOUTH               11/21/88                                100         *             0.00333%
                LAYTON, UT 84041

         275    CODY BERG                        11/21/88             297         100          11/22/88   282
                                                 11/21/88                                100         *             0.00333%


         387    JOHN BERG                        11/29/88         N   122         1,000        11/30/88   N107
                                                 12/01/88                                1,000       *             0.03333%
                FIRTH

         386    RUTH BERG                        11/29/88         N   121         1,000        11/30/88   N107
                                                 12/01/88                                1,000       *             0.03333%
                FIRTH

         396    JEAN BEST                        11/29/88         N   132         1,000        11/30/88   N107
                5245 SOUTH STATE STREET          12/01/88                                1,000       *             0.03333%
                MURRAY, UT 84107

         395    ROBERT BEST                      11/29/88         N   131         1,000        11/30/88   N107
                5245 SOUTH STATE STREET          12/01/88                                1,000       *             0.03333%
                MURRAY, UT 84107

         124    KIMBERLY BICKMORE                07/14/88             169         100          11/18/88   149
                101 MARSHALL CREST               07/14/88                                100         *             0.00333%
                TOOELE, UT 84074




                                                       NAVA LEISURE USA, INC.                                     DATE 10/08/98
BD-05-01        23                                                                                                PAGE 4
BOND/STOCKHOLDER ACCOUNTING SYSTEM

                                                 COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                               DATE ADDED/ ----------------CERTIFICATES HELD----------------------------
                NAME AND ADDRESS              LST ACTV/TAX ID SUB PR NUMBER    SHARES         ACQ DATE TRACE CNCL DATE TRACE ALT

         123    PAUL BICKMORE                     07/14/88            168         100         11/18/88   149
                2791 HOLIDAY RANCH LOOP           12/01/88        N   120         900         11/30/88   N107
                PARK CITY, UT 84060                                                      1,000      *             0.03333%

         357    KATHY BISHOP                     NO DATE          N    41         1,000       11/28/88   N1
                405 SOUTH MAIN                   11/29/88                                1,000      *             0.03333%
                1ST FLOOR ANNEX
                SALT LAKE CITY, UT 84111

         355    LARRY BOCK                       NO DATE          N    39         1,000       11/28/88   N1
                734 W. 500 N.                    11/28/88                                1,000      *             0.03333%
                SALT LAKE CITY, UT 84116

         130    CHARLOTTE BOGNESSS               07/14/88             175         100         11/18/88   149
                P.O. BOX 680114                  07/14/88                                100        *             0.00333%
                PARK CITY, UT 84068

         235    LARRY & MARGO BOWDEN             07/14/88             326         100         11/22/88   309
                1434 SETTLERS WAY #10            11/21/88                                100        *             0.00333%
                WEST VALLEY CITY, UT 84123

         342    KATHLEEN BRACKSMAYER             NO DATE          N    26         1,000       11/28/88   N1
                200 EAST 82ND STREET             03/13/89                                1,000      *             0.03333%
                APT 9B
                RETURNED
                NEW YORK, NY 10028

         131    NANCY BRADISH                    07/14/88             176         100         11/18/88   149
                P.O. BOX 1742                    07/14/88                                100        *             0.00333%
                PARK CITY, UT 84060

         234    DEBBIE BREWER                    07/14/88             325         100         11/22/88   309
                567 I STREET                     11/21/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84103

         237    JESSIE BREWER                    07/14/88              329        100         11/22/88   309
                C/F DEBBIE BREWER                11/21/88                                100        *             0.00333%
                567 I STREET
                SALT LAKE CITY, UT 84103

         413    S. RICHARD BRIGHTON              11/30/88         N   151         100         12/15/88   N1
                P.O. BOX 4348                    11/30/88                                100        *             0.00333%
                PARK CITY, UT 84060

         122    WALLY BROWN                      07/14/88             167         100         11/18/88   149
                950 CURLING LANE                 07/14/88                                100        *             0.00333%
                BOISE, ID 83702

         126    SHELBY BUFORD, JR.               07/14/88             171         100         11/18/88   149
                P.O. BOX 3623                    07/14/88                                100        *             0.00333%





                                                      NAVA LEISURE USA, INC.                                      DATE 10/08/98
BD-05-01        23                                                                                                PAGE 5
BOND/STOCKHOLDER ACCOUNTING SYSTEM

                                                COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                               DATE ADDED/ ----------------CERTIFICATES HELD----------------------------
                NAME AND ADDRESS              LST ACTV/TAX ID SUB PR NUMBER    SHARES         ACQ DATE TRACE CNCL DATE TRACE ALT
                PARK CITY, UT 84060

          31    JERRY BUTLER                     07/13/87              38         150         08/26/87    21
                20012 MAYPORT LANE               01/11/96                                150        *             0.00500%
                HUNTINGTON BEACH, CA 92646
                RETURNED

         189    PEARL & ARVIL CANTRELL           07/14/88             247         100         11/22/88   245
                923 GODDARD CIRCLE               11/21/88                                100        *             0.00333%
                LAYTON, UT 84041

         156    TONY CARTER                      07/14/88             201         100         11/18/88   149
                1747 WASATCH DRIVE               07/14/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84108

          66    DR. ANDREW CASTER                09/01/87              71       3,000         09/11/87    69
                10808 WASHINGTON BLVD.           01/11/96                              3,000        *             0.10000%
                CULVER CITY, CA 90232
                RETURNED

         114    STEVEN CASTOLDI                  07/14/88             159         100         11/18/88   149
                P.O. BOX 3541                    07/14/88                                100        *             0.00333%
                PARK CITY, UT 84060

         132    STEVEN CASTOLDI                  07/14/88             177         100         11/18/88   149
                P.O. BOX 3541                    07/14/88                                100        *             0.00333%
                PARK CITY, UT 84060

         106    HENRY CATE                       07/14/88             151         100         11/18/88   149
                P.O. BOX 2041                    07/14/88                                100        *             0.00333%
                PARK CITY, UT 84060

         107    MONIQUE CATE                     07/14/88             152         100         11/18/88   149
                P.O. BOX 4475                    07/14/88                                100        *             0.00333%
                PARK CITY, UT 84060

         209    CEILING BRIGHT                   07/14/88             267         100         11/22/88   245
                212 WEST 700 NORTH               11/21/88                                100        *             0.00333%
                CLEARFIELD, UT 84015

         100    JOHN CHAGNOVIDH                  07/14/88             143         100         11/07/88   128
                2497 WILMINGTON AVENUE           07/14/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84109

         291    JUDY CHAPMAN                     11/21/88             239         100         11/17/88   213
                3045 BRIGHTON COURT              11/21/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84121

         290    SCOTT CHAPMAN                    11/21/88             238         100         11/17/88   213
                3045 BRIGHTON COURT              11/21/88                                100        *             0.00333%



                                                      NAVA LEISURE USA, INC.                                      DATE 10/08/98
BD-05-01        23                                                                                                PAGE 6
BOND/STOCKHOLDER ACCOUNTING SYSTEM

                                                COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                               DATE ADDED/ ----------------CERTIFICATES HELD----------------------------
                NAME AND ADDRESS              LST ACTV/TAX ID SUB PR NUMBER    SHARES         ACQ DATE TRACE CNCL DATE TRACE ALT
                SALT LAKE CITY, UT 84121

         191    IREL AND/OR LOUISE CHASE         07/14/88             249         100         11/22/88   245
                2283 TARA LANE #4                11/21/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84117

         169    JEFF CHATTERLEY                  07/14/88             214         100         11/17/88   213
                796 EAST 400 SOUTH               11/21/88                                100        *             0.00333%
                OREM, UT 84058

         172    CHRIS CLARK                      07/14/88             217         100         11/17/88   213
                495 EAST 1960 SOUTH              11/21/88                                100        *             0.00333%
                OREM, UT 84058

         174    DELAINE & WELSFORD CLARK         07/14/88             219         100         11/17/88   213
                495 EAST 1960 SOUTH              11/21/88                                100        *             0.00333%
                OREM, UT 84058

         175    LEE & JEANA CLARK JTWROS         07/14/88             220         100         11/17/88   213
                329 EAST 1730 SOUTH              11/21/88                                100        *             0.00333%
                OREM, UT 84058

         173    SUZANNE & WALT CLARK             07/14/88             218         100         11/17/88   213
                495 EAST 1960 SOUTH              11/21/88                                100        *             0.00333%
                OREM  UT 84058

         400    CLAY CONSTRUCTION COMPANY        11/29/88         N   136       1,000         11/30/88   N107
                P.O. BOX 26                      12/01/88                              1,000        *             0.00333%
                LANDER, WY 82520

         399    ARCHIE D. CLAY                   11/29/88         N   135       1,000         11/30/88   N107
                P.O. BOX 26                      12/01/88                              1,000        *             0.00333%
                LANDER, WY 82520

          86    JACK S. CLISSOLD                 07/14/88             129         100         11/07/88   128
                3097 MELBOURNE ST.               07/14/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84106

          85    LANE CLISSOLD                    07/14/88             128         100         11/07/88   128
                135 WEST 900 SOUTH               07/14/88                                100        *             0.03333%
                SALT LAKE CITY, UT 84101

          20    ROXANNE V. COLLINS               07/13/87              27         150         08/26/87   21
                969 EL CAMINO                    01/11/96                                150        *             0.00500%
                #403
                RETURNED
                SUNNYVALE, CA 94087

         133    HOLLY CONNER                     07/14/88             178         100         11/18/88   149
                2820 HACKNEY COURT               07/14/88                                100        *             0.03333%


                                                      NAVA LEISURE USA, INC.                                      DATE 10/08/98
BD-05-01        23                                                                                                PAGE 7
BOND/STOCKHOLDER ACCOUNTING SYSTEM

                                                COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                               DATE ADDED/ ----------------CERTIFICATES HELD----------------------------
                NAME AND ADDRESS              LST ACTV/TAX ID SUB PR NUMBER    SHARES         ACQ DATE TRACE CNCL DATE TRACE ALT
                PARK CITY, UT 84060

         401    MARC COULAM                      11/29/88               N         137    1,000  11/30/88   N107
                136 S. MAIN, SUITE 716           12/01/88                                    1,000    *             0.03333%
                SALT LAKE CITY, UT 84101

         402    TRACY COULAM                     11/29/88               N         138    1,000  11/30/88   N107
                136 S. MAIN, SUITE 716           12/01/88                                    1,000    *             0.03333%
                SALT LAKE CITY, UT 84101

          68    ED COWLE                         09/01/87                          79   10,000  11/23/87   79     11/23/87
                                                 09/01/87                          80   15,000  11/23/87   79
                    ,    90732                                                     81   15,000  11/23/87   79
                                                                                   82   15,000  11/23/87   79
                                                                                   83   15,000  11/23/87   79
                                                                                   84   15,000  11/23/87   79
                                                                                   85   15,000  11/23/87   79
                                                                                   86   15,000  11/23/87   79
                                                                                   87   15,000  11/23/87   79
                                                                                   88   15,000  11/23/87   79
                                                                                   89   15,000  11/23/87   79
                                                                                   90   30,000  11/23/87   79
                                                                                   91   30,000  11/23/87   79
                                                                                   92   30,000  11/23/87   79
                                                                                   93   30,000  11/23/87   79
                                                                                   94   30,000  11/23/87   79
                                                                                   95   30,000  11/23/87   79
                                                                                   96   30,000  11/23/87   79
                                                                                   97   30,000  11/23/87   79
                                                                                   98   13,608  11/23/87   79
                                                                                  104   75,000  11/23/87   79
                                                                                  105   75,000  11/23/87   79
                                                                                  106   75,000  11/23/87   79
                                                                                  107   54,072  11/23/87   79
                                                                                             682,680  *            22.75581%

         113    RICHARD CROPPER                  07/14/88             158         100           11/18/88   149
                P.O. BOX 2761                    07/14/88                                  100        *             0.00333%
                PARK CITY, UT 84060

         292    SHERRY CROWDER                   11/21/88             240         100           11/17/88   213
                                                 11/21/88                                  100        *             0.00333%


         238    CAROLYN CRUMB                    07/14/88             331         100           11/22/88   309
                685 SOUTH 50 WEST                11/21/88                                  100        *             0.00333%
                PLEASANT GROVE, UT 84062

         254    JACK CRUMB                       11/21/88             330         100           11/22/88   309
                685 SOUTH 5O WEST                11/21/88                                  100        *             0.00333%



                                                      NAVA LEISURE USA, INC.                                      DATE 10/08/98
BD-05-01        23                                                                                                PAGE 1
BOND/STOCKHOLDER ACCOUNTING SYSTEM

                                                COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                               DATE ADDED/ ----------------CERTIFICATES HELD----------------------------
                NAME AND ADDRESS              LST ACTV/TAX ID SUB PR NUMBER    SHARES         ACQ DATE TRACE CNCL DATE TRACE ALT
                PLEASANT GROVE, UT 84062

         408    CULISER NETHERLANDS B.V.         11/30/88                                  0        *             0.00000%
                                                 10/14/96

         134    DICK CULLER                      07/14/88             179         100         11/18/88   149
                P.O. BOX 2436                    07/14/88                                100        *             0.00333%
                PARK CITY, UT 84060

         105    RICHARD CULLER                   07/14/88             150         100         11/18/88   149
                P.O. BOX 2436                    07/14/88                                100        *             0.00333%
                PARK CITY, UT 84060

         406    BETTY CURTIS                     12/01/88         N   125       1,000         11/30/88   N107
                64 WEST 4TH SOUTH                12/01/88                              1,000        *             0.00333%
                SALT LAKE CITY, UT 84101

          34    MIKE DALEY                       07/13/87              41         150         08/26/87   21
                29641 S. WESTERN AVENUE          04/17/96                                150        *             0.00500%
                SAN PEDRO, CA 90732
                RETURNED

         338    JANET N. DAVISON                  NO DATE         N    22       1,000         11/28/88   N1
                10 EXCHANGE PLACE                11/28/88                              1,000        *             0.00333%
                SUITE 610
                SALT LAKE CITY, UT 84111

         224    ANDREA DEUS                      07/14/88             311         100         11/22/88   309
                433 E. 5600 S. #D                11/21/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84120

         248    CORVIN DEUS                      11/21/88             310         100         11/22/88   309
                433 E. 5600 S. #D                11/21/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84120

         148    AGNES E. DILLON                  07/14/88             193         100         11/18/88   149
                P.O. BOX 5089                    01/11/96                                100        *             0.00333%
                EVANSTON, IL 60204
                RETURNED

         192    TONY & HEIDI DUGMORE             07/14/88             250         100         11/22/88   245
                3142 SOUTH 2600 EAST             11/21/88                                100        *             0.03333%
                SALT LAKE CITY, UT 84109

          63    JACKIE DUMONT                    08/31/87              66         150         09/01/87    65
                BOX 2415                         08/31/87                                150        *             0.00500%
                PARK CITY, UT 84060

         159    JEFF DUNN                        07/14/88             204         100         11/18/88   149


                                                       NAVA LEISURE USA, INC.                                     DATE 10/08/98
BD-05-01        23                                                                                                PAGE 9
BOND/STOCKHOLDER ACCOUNTING SYSTEM

                                                 COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                               DATE ADDED/ ----------------CERTIFICATES HELD----------------------------
                NAME AND ADDRESS              LST ACTV/TAX ID SUB PR NUMBER    SHARES         ACQ DATE TRACE CNCL DATE TRACE ALT

                P.O. BOX 680 787                 07/14/88                                100        *             0.00333%
                PARK CITY, UT 87087

         403    JEREMY DUNNE                     11/29/88         N    139        1,000       11/30/88   N107
                300 E. MINERAL AVENUE, SUITE 5   12/01/88                                1,000      *             0.03333%
                LITTLETON, CO 80122

         111    JAMES EAGAR                      07/14/88              156        100         11/18/88   149
                P.O. BOX 476                     07/14/88                                100        *             0.00333%
                NO. SALT LAKE, UT 84054

         112    LAWRENCE ELDREDGE                07/14/88              157        100         11/18/88   149
                2039 ROLLING KNOLLS WAY          07/14/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84121

         149    LANCE E. EMERY                   07/14/88              194        100         11/18/88   149
                P.O. BOX 3813                    12/01/88                                100        *             0.00333%
                PARK CITY, UT 84060

           5    DON ENGLISH/GRACE ENGLISH        06/19/87                7        139,536     05/11/64          11/30/87 108
                2501 EAST SHERMAN                09/01/87                                  0        *             0.00000%
                APT 408
                COEUR D'ALENE, ID 83814

         394    ARLENE EVANOFF                   11/29/88         N    130        1,000       11/30/88   N107
                3681 EAST 3225 SOUTH             12/01/88                              1,000        *             0.03333%
                SALT LAKE CITY, UT 84109

         393    PETE EVANOFF                     11/29/88         N    129        1,000       11/30/88   N107
                3681 EAST 3225 SOUTH             12/01/88                              1,000        *             0.03333%
                SALT LAKE CITY, UT 84109

         372    DIANE FARMER                     11/29/88         N     92        1,000       11/29/88   N1
                6362 CAMINITO BASILIO            11/29/88                              1,000        *             0.03333%
                SAN DIEGO, CA 92111

         374    DANIELLE FARMER                  11/29/88         N    108        1,000       11/30/88   N107
                6362 CAMINITO BASILIO            12/01/88                              1,000        *             0.03333%
                SAN DIEGO, CA 92111

         373    JOSHUA FARMER                    11/29/88         N    107        1,000       11/30/88   N107
                6362 CAMINITO BASILIO            12/01/88                              1,000        *             0.03333%
                SAN DIEGO, CA 92111

         337    GEORGE FEHR                       NO DATE         N     21        1,000       11/28/88   N1
                10 EXCHANGE PLACE                11/28/88                              1,000        *             0.03333%
                SUITE 610
                SALT LAKE CITY, UT 84111

         104    BOB FERGUSON                     07/14/88              149        100         11/18/88   149


                                                      NAVA LEISURE USA, INC.                                      DATE 10/08/98
8D-05-01        23                                                                                                PAGE 10
BOND/STOCKHOLDER ACCOUNTING SYSTEM

                                                COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                               DATE ADDED/ ----------------CERTIFICATES HELD----------------------------
                NAME AND ADDRESS              LST ACTV/TAX ID SUB PR NUMBER    SHARES         ACQ DATE TRACE CNCL DATE TRACE ALT
                P.O. BOX 2194                    07/14/88                                100        *             0.00333%
                , UT 84110
                PARK CITY

         281    IAN FISHER                       11/21/88             303         100         11/22/88   282
                3030 S. STATE ST.                11/21/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84115

         287    ROGER &/OR VAL FRAZIER           11/21/88             235         100         11/22/88   213
                P.O. BOX 28                      11/21/88                                100        *             0.00333%
                HINCKLEY, UT 84635

         170    BYRON FRYER                      07/14/88             215         100         11/17/88   213
                1831 NEW YORK DRIVE              11/21/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84116

         185    GARY FRYER                       07/14/88             230         100         11/17/88   213
                5036 BOOTHILL DRIVE              11/21/88                                100        *             0.00333%
                WEST VALLEY CITY, UT 84120

         283    BECKEY GARRICK                   11/21/88             305         100         11/22/88   282
                1493 W. 6675 S.                  11/21/88                                100        *             0.00333%
                SALT LAKE CITY, UT 84123

          78    ANTHONY GAUDENTI                 12/07/87             118       6,000         12/22/87   118
                26500 HAWKHURST DR.              12/07/87                              6,000        *             0.20000%
                RANCHO PALOS VERDES, CA 90727

         194    REYMOND E. GELHARD               07/14/88             252         100         11/22/88   245
                270 N. 850 E.                    11/21/88                                100        *             0.00333%
                LAYTON, UT 84041

         199    ROSEMARY GELHARD                 07/14/88             257         100         11/22/88   245
                270 N. 850 E.                    11/21/88                                100        *             0.00333%
                LAYTON, UT 84041

         242    COLLENE GIBBONS                  07/14/88             338         100         11/22/88  309
                                                 11/21/88                                100        *             0.00333%
                BOUNTIFUL, UT 84010

         247    ERA AND/OR ILA GIBBONS           07/14/88             343         100         11/22/88   309
                7805 S. CANDLESTICK LANE         11/21/88                                100        *             0.00333%
                APT 107
                MIDVALE, UT 84047

         138    JAN GIBSON                       07/14/88             183         100         11/18/88   149
                6996 W. GILLIS ROAD              07/14/88                                100        *             0.00333%
                BOISE, ID 83703

          82    CHRISTINE GILBERT                07/14/88             124       4,000         11/07/88   122     11/22/88  282


                                                       NAVA LEISURE USA, INC.                                     DATE 10/08/98
BD-05-01        23                                                                                                PAGE 11
BOND/STOCKHOLDER ACCOUNTING SYSTEM

                                                 COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                               DATE ADDED/ ----------------CERTIFICATES HELD----------------------------
                NAME AND ADDRESS              LST ACTV/TAX ID SUB PR NUMBER    SHARES         ACQ DATE TRACE CNCL DATE TRACE ALT

                2685 CHADWICK ST.                 11/29/88            307         1,400       11/22/88   282    11/28/88 N1
                SALT LAKE CITY, UT 84106                              308           100       11/22/88   282    11/28/88 N1
                                                                  N     7         1,000       11/28/88   N1
                                                                                        1,000       *             0.03333%

         272    DOROTHY GILBERT                  11/28/88             294           100       11/22/88   282    11/28/88 N1
                183 Q STREET                     11/28/88         N    93         1,000       11/28/88   N1
                SALT LAKE CITY                                                           1,000      *             0.03333%

         259    GARY GILBERT                     11/21/88             282           100       11/22/88   282    11/28/88 N1
                2685 CHADWICK ST.                11/28/88         N    94         1,000       11/28/88   N1
                SALT LAKE CITY, UT 84106                                                 1,000      *             0.03333%

         270                                     11/21/88             291           100       11/22/88   282    11/28/88 N1
                HEATHER GILBERT                  11/28/88         N    95         1,000       11/28/88   N1
                3028 PUTNAM CT.                                                          1,000      *             0.03333%
                WEST VALLEY CITY, UT 84120

         263    JANIE GILBERT                    11/21/88             286           100       11/22/88   282    11/28/88 N1
                2685 CHADWICK ST.                11/28/88         N    96         1,000       11/28/88   N1
                SALT LAKE CITY, UT 84106                                                 1,000       *            0.03333%

         271                                     11/21/88             293           100       11/22/88   282    11/28/88 N1
                JASON GILBERT                    11/28/88         N    97         1,000       11/28/88   N1
                3028 PUTNAM CT.                                                          1,000      *             0.03333%
                WEST VALLEY CITY, UT 84120

         269                                     11/21/88             292           100       11/22/88   282    11/28/88 N1
                JENNFIER GILBERT                 11/28/88         N    98         1,000       11/28/88   N1
                3028 PUTNAM CT.                                                          1,000      *             0.03333%
                WEST VALLEY CITY, UT 84120

         260    JOLENE GILBERT                   11/21/88             283           100       11/22/88   282    11/28/88 N1
                2685 CHADWICK ST.                11/28/88         N    99         1,000       11/28/88   N1
                SALT LAKE CITY, UT 84106                                                 1,000     *             0.03333%

         262    LEE ANNE GILBERT                 11/21/88              285        100         11/22/88   282    11/28/88 N1
                2685 CHADWICK ST.                11/28/88         N    100        1,000       11/28/88   N1
                SALT LAKE CITY, UT 84106                                                 1,000     *             0.03333%


         264    LAUREN GILBERT                   11/21/88         N    91       1,000         11/28/88   N1
                2685 CHADWICK ST.                11/28/88                              1,000        *             0.03333%
                SALT LAKE CITY, UT 84106

         268    LORIE GILBERT                    11/21/88             290         100         11/22/88   282     11/28/88 N1
                3028 PUTNAM CT.                  11/28/88         N   101       1,000         11/28/88   N1
                WEST VALLEY CITY, UT 84120                                             1,000        *             0.03333%

         265                                     11/21/88             287         100         11/22/88   282     11/28/88 N1



BD--O5-1 23                                             NAVA LEISURE USA, INC.                                       DATE 10/08/98
BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                                   PAGE 24
                                                  COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                             DATE ADDED/--------------CERTIFICATES HELD------------------------------------

                  NAME AND ADDRESS                LST ACTV/TAX ID SUB PR NUMBER     SHARES        ACQ DATE TRACE CNCL DATE TRACE ALT

       369 LORIE MYERS                                 NO DATE        N      88        1,000      11/28/88 N1
           4942 JANETTE AVENUE                        11/28/88                               1,000      *           0.03333%
           WEST VALLEY CITY, UT 84120

       407 PIER LUIGI NAVA                            11/30/88                                   0      *           0.00000%
                                                      10/14/96

       188 GAYLYNN & CHRIS NEILSON                    07/14/88              246          100      11/22/88 245
           P.O. BOX 588                               11/21/88                                 100      *           0.00333%
           HUNTINGTON, UT 84528

       201 KRISTEN NEILSON                            07/14/88              259          100      11/22/88 245
           P.O. BOX 588                               11/28/88                                 100      *           0.00333%
           HUNTINGTON, UT 84528


       128 LEONARD NEILSON                            07/14/88              173          100      11/18/88 149   11/28/88 N1
           433 SO. 400 EAST                           11/28/88        N       9        1,000      11/28/88 N1
           SALT LAKE CITY, UT 84111                                                          1,000      *           0.03333%

       181 SUZANNE & DAVID NELSON JTWROS              07/14/88              226          100      11/17/88 213
           1043 NORTH 910 EAST                        11/21/88                                 100      *           0.00333%
           OREM, UT 84057

       354 LOEY Y. NEWREN                             NO DATE         N      38        1,000      11/28/88 N1
           27 WALKER PLACE                            11/28/88                               1,000      *           0.03333%
           SALT LAKE CITY, UT 84101

       136 LU NIESLEY                                 07/14/88              181          100      11/18/88 149
           P.O. BOX 1937                              07/14/88                                 100      *           0.00333%
           PARK CITY, UT 84060

        35 EDWARD NOONAN                              07/13/87               42          150      08/26/87 21
           29641 S. WESTERN AVENUE                    08/31/87                                 150      *           0.00500%
           RANCHOS PALOS VERDES, CA 90732

       187 DAVID P. NORRIS                            07/14/88              245          100      11/22/88 245
           922 GODDARD CIRCLE                         11/21/88                                 100      *           0.00333%
           LAYTON, UT 84041

        53 LAURA C. NORRIS                            08/26/87               61          150      08/31/87 45
           62 WEST 400 SOUTH                          08/31/87                                 150      *           0.00500%
           SALT LAKE CITY, UT 84101

       197 STAN & GLORIA NORRIS                       07/14/88              255          100      11/22/88 245
           P.O. BOX 595                               11/21/88                                 100      *           0.00333%
           KAMAS, UT 84036

       389 JANIS 0'BRIEN                              11/29/88        N     124        1,000      11/30/88 N107


BD-05-1 23                                             NAVA LEISURE USA, INC.                                       DATE 10/08/98
BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                                  PAGE 25
                                                 COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                           DATE ADDED/----------------CERTIFICATES HELD------------------------------------

                  NAME AND ADDRESS               LST ACTV/TAX ID SUB PR NUMBER       SHARES       ACQ DATE TRACE CNCL DATE TRACE ALT

           8 EAST BROADWAY, #613                      12/01/88                                1,000      *          0.03333%
           SALT LAKE CITY, UT 84111

       193 MARY LOU & WAYNE OLSEN                     07/14/88             251          100        11/22/88 245
           64 WEST FAYETTE                            11/21/88                                  100      *          0.00333%
           SALT LAKE CITY, UT 84101

       11  HARRY K. OMINE                             06/19/87              13       93,024        08/15/66       07/13/87 18
           119 NORTH BERNARD                          08/26/87              16       46,512        11/01/67       08/28/87 44
           SPOKANE, WA 99201                                                                      0      *          0.00000%

       379 BERNADETTE OTT                             11/29/88       N     113        1,000        11/30/88 N107
           P.O. BOX 2243                              12/01/88                                1,000      *          0.03333%
           PARK CITY, UT 84060

       378 MATT OTT                                   11/29/88       N     112        1,000        11/30/88 N107
           P.O. BOX 2243                              12/01/88                                1,000      *          0.03333%
           PARK CITY, UT 84060

       176 MITCHELL & RACHEL OVIATT                   07/14/88             221          100       11/17/88 213
           1942 S. COLUMBIA LANE                      11/21/88                                  100      *          0.00333%
           OREM, UT 84058

       319 JILL PATTERSON                             11/21/88       N      72        1,000        11/28/88 N1
           P.O. BOX 2757                              11/28/88                                1,000      *          0.03333%
           PARK CITY, UT 84060

       139 LYNN M. PATTERSON                          07/14/88             184          100        11/18/88 149
           P.O. BOX 3155                              07/14/88                                  100      *
           PARK CITY, UT 84060                                                                                      0. 00333%

       211 SHERRIE PATTERSON                          07/14/88             269          100        11/22/88 245
           964 EAST SNOW CREEK DRIVE                  11/21/88                                  100      *          0.00333%
           LAYTON, UT 84040

       212 KENNETH PEDOCKIE                           07/14/88             270          100        11/22/88 245
           3428 SOUTH 300 EAST #1                     11/21/88                                  100      *          0.00333%
           SALT LAKE CITY, UT 84115

       27  GEORGE PEREIRA                             07/13/87              34          150       0  8/26/87 21
           3741 EL RICON WAY                          08/31/87                                  150      *
           SACRAMENTO, CA 95825                                                                                     0.00500%

       17  JOHN PEREIRA                               07/13/87              23          150        08/26/87 21
           215 S. FIRST STREET                        03/13/89                                  150      *          0.00500%
           RETURNED
           DUNSMUIR

       19  JAMES V. PEREIRA                           07/13/87              26          150        08/26/87 21
           215 SOUTH FIRST STREET                     03/13/89                                  150      *          0.00500%



BD-O5-1 23                                             NAVA LEISURE USA, INC.                                         DATE 10/08/98
BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                                    PAGE 26
                                                 COMBINED HOLDER/CERTIFICATE LISTING


ACCOUNT #                                             DATE ADDED/____________    CERTIFICATES HELD__________________________________

                  NAME AND ADDRESS                LST ACTV/TAX ID SUB PR  NUMBER      SHARES      ACQ DATE TRACE CNCL DATE TRACE ALT

           RETURNED
           DUNSMUIR

        24 SUSAN PEREIRA                              07/13/87               31         150       08/26/87  21
           1119 ARCADIAN AVENUE                       08/31/87                                150       *              0.00500%
           CHICO, CA 95926

       14  VICTOR PEREIRA                             07/13/87               20      93,024       07/13/87  18      08/26/87  21
           29641 SOUTH WESTERN AVENUE                 12/07/87               43      90,824       08/26/87  21      09/11/87  69
           SUITE 317                                                         74      80,424       09/11/87  69      10/22/87  75
           SAN PEDRO, CA 90732                                               78      74,424       10/22/87  75      12/14/87  116
                                                                            117      71,424       12/14/87 116      12/22/87  118
                                                                            121      87,636       12/22/87 118                     S

                                                                                           87,636      *               2.92118%
       377 BRETT PERETTI                              11/29/88         N    111       1,000       11/30/88 N107
           2576 LUCKY JOHN DRIVE                      12/01/88                              1,000      *               0.03333%
           PARK CITY, UT 84060

       177 JACK & DONNA PHILLIPS                      07/14/88              222         100       11/17/88 213
           476 JACKSON ST.                            11/21/88                                100      *               0.00333%
           MIDVALE, UT 94947

       116 VIRGINIA PINDER                            07/14/88              161         100       11/18/88 149
           P.O. BOX 1329                              07/14/88                                100      *               0.00333%
           PARK CITY, UT 84060

       282 JEFF PISTORIUS                             11/21/88              304         100       11/22/88 282
           6684 CLERNATES DR.                         11/21/88                                100      *               0.00333%
           WEST JORDAN, UT 84084

       155 JACK PLUMB                                 07/14/88              200         100       11/18/88 149
           135 WEST 900 SOUTH                         07/14/88                                100      *               0.00333%
           SALT LAKE CITY, UT 84101

       195 SARAH ANN PRESTON                          07/14/88              253         100       11/22/88 245
           305 E. SUNSET AVENUE                       11/21/88                                100      *               0.00333%
           SALT LAKE CITY, UT 00085-0015

       250 CONNIE PULLEY                              11/21/88              315         100       11/22/88 309
           210 GREEN STREET                           11/21/88                                100      *               0.00333%
           LAYTON, UT 84041

       229 ELDON PULLEY                               07/14/88              318         100       11/22/88 309
           915 N. 1300 W.                             11/21/88                                100      *               0.00333%
           SALT LAKE CITY, UT 84116

        52 GLEN &/OR ILA PULLEY                       08/26/87               60         150       08/31/87 45
           120 N. WEST STATE ROAD #105                07/14/88                                150      *               0.00500%
           AMERICAN FORK, UT 84003


BD-O5-1 23                                             NAVA LEISURE USA, INC.                                      DATE 10/08/98
BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                                 PAGE 27
                                                COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                             DATE ADDED/ ______________ CERTIFICATES HELD ______________________________
                  NAME AND ADDRESS                LST ACTV/TAX ID SUB PR NUMBER     SHARES     ACQ DATE TRACE CNCL DATE TRACE ALT
       228 GORDON PULLEY                              07/14/88              317         100       11/22/88 309
           120 N. WEST STATE ROAD #105                11/21/88                                100      *               0.00333%
           AMERICAN FORK, UT 84003

       227 LEON PULLEY                                07/14/88              316          100      11/22/88 309
           210 GREEN STREET                           11/21/88                                100      *               0.00333%
           LAYTON, UT 84041

        51 TINA PULLEY                                08/26/87               59          150      08/31/87 45
           7805 S. CANDLESTICK LANE                   11/28/88              123        4,000      11/07/88 122        11/22/88 309
           APT. 107                                                         345          400      11/22/88 309        11/28/88 N1
           MIDVALE, UT 84047                                          N       8        1,000      11/28/88 N1
                                                                                            1,150      *               0.03833%
       371 SHEILA PURDOM                               NO DATE        N     143        1,000      11/28/88 N1
           2319 COMSTOCK DRIVE                        11/30/88        N     150          100      12/15/88 N1
           PARK CITY, UT 84060                                                              1,100      *               0.03667%

       125 L. CLIFTON READ, JR.                       07/14/88              170          100      11/18/88 149
           BOX 1985                                   07/14/88                                100      *               0.00333%
           PARK CITY, UT 84060

       313 DARRELL REEVES                             11/21/88        N      66        1,000      11/28/88 N1
           2970 ARABIAN DRIVE                         11/28/88                              1,000      *               0.03333%
           PARK CITY, UT 84060

       312 TEDDY REEVES                               11/21/88        N      65        1,000        11/28/88 N1
           2970 ARABIAN DRIVE                         11/28/88                              1,000      *               0.03333%
           PARK CITY, UT 84060

       314 TARA REEVES                                11/21/88        N      67        1,000        11/28/88 N1
           2970 ARABIAN DRIVE                         11/28/88                              1,000      *               0.03333%
           PARK CITY, UT 84060

       392 THELMA REEVES                              11/29/88        N     128        1,000       11/30/88 N107
           2970 ARABIAN DRIVE                         12/01/88                              1,000      *               0.03333%
           PARK CITY, UT 84060

       213 MICHELLE RICHINS                           07/14/88              271          100       11/22/88 245
           4935 OLD POST ROAD #20                     11/21/88                                100      *               0.00333%
           OGDEN, UT 84403

        65 RAY RICHLIN                                 09/01/87              69        3,000       09/11/87 69
           9001 WILSHIRE BLVD.                         09/01/87              70        3,000       09/11/87 69
           BEVERLY HILLS, CA 90211                                                          6,000      *               0.20000%

       226 VALERIE ROBERTS                            07/14/88              314          100       11/22/88 309
           360 W. 400 N. #42                          11/21/88                                 100     *               0.00333%
           SPRINGVILLE, UT 84663


BD-05-1 23                                              NAVA LEISURE USA, INC.                                DATE 10/08/98
BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                            PAGE 28
                                                  COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                             DATE ADDED/ ______________ CERTIFICATES HELD _____________________________
                  NAME AND ADDRESS                LST ACTV/TAX ID SUB PR NUMBER     SHARES        ACQ DATE TRACE CNCL DATE TRACE ALT

        32 DONALD M. ROSE                             07/13/87               39           150        08/26/87  21
           895 SUMMERSET COURT                        09/O1/87               77         3,000        10/22/87  75
           SAN CARLOS, CA 94070                                                               3,150      *             0.10500%

       108 ROBERT ROXBURGH                            07/14/88              153           100        11/18/88  149
           4534 ORLEANS WAY                           07/14/88                                  100      *             0.00333%
           WEST VALLEY CITY, UT 84120

        87 HAP RUSSELL                                07/14/88              130           100        11/07/88  128
           4851 SO. WOODBRIDGE DR.                    07/14/88                                  100      *             0.00333%
           APT. #38
           SALT LAKE CITY, UT 84117

        91 HELEN J. RUSSELL                           07/14/88              134           100        11/07/88  128
           87 `C' STREET                              07/14/88                                  100      *             0.00333%
           SALT LAKE CITY, UT 84103

       145 ANDREA RUZICKA                             07/14/88              190           100        11/18/88  149
           P.O. BOX 1685                              11/28/88          N    64           900        11/28/88  N1
           PARK. CITY, UT 84060                                                               1,000      *             0.03333%

        71 JIM RUZICKA                                09/01/87              108       209,304        11/30/87  108    12/01/88 N107
           P.O. BOX 3813                              12/01/88          N   140       174,404        11/30/88  N107
           PARK CITY, UT 84060                                                              174,404      *             5.81342%

       146 KRISTINA RUZICKA                           07/14/88              191           100        11/18/88 149
           1041 W. OGDEN AVENUE #320                  11/28/88          N    62           900        11/28/88 N1
           NAPERVILLE, IL 60540                                                               1,000      *             0.03333%

        62 UTE RUZICKA                                08/31/87               65           150        09/O1/87 65
           BOX 3073                                   11/28/88              174           100        11/18/88 149
           PARK CITY, UT 84060                                          N    63           750        11/28/88  N1
                                                                                              1,000      *             0.03333%

        18 CHRISTOPHER SANDERS (GUARDIAN)             07/13/87               24           150        08/26/87 21
           215 SOUTH FIRST STREET                     08/31/87                                  150      *             0.00500%
           DUNSMUIR

        26 GREGORY SANDERS                            07/13/87               33           150        08/26/87 21
           1245 COACHMAN DRIVE                        08/31/87                                  150      *             0.00500%
           SPARKS, NV 89431

       160 PAUL E. SCHOENFELD                         07/14/88              205           100        11/18/88 149
           7689 SO. 1040 EAST                         07/14/88                                  100      *             0.00333%
           MIDVALE, UT 84047

       161 ROSS SCHOENFELD                            07/14/88              206           100        11/18/88 149
           4014 50. 1140 EAST                         07/14/88                                  100      *             0.00333%
           SALT LAKE CITY, UT 84127


BD-05-1 23                                               NAVA LEISURE USA, INC.                                 DATE 10/08/98
BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                              PAGE 29
                                                COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                             DATE ADDED/ ________________ CERTIFICATES HELD ____________________________
                  NAME AND ADDRESS                LST ACTV/TAX ID SUB PR NUMBER     SHARES    ACQ DATE TRACE CNCL DATE TRACE ALT
       143 RICH SCHREIBER                             07/14/88              188            100       11/18/88 149
           P.O. BOX 680011                            07/14/88                                   100      *         0.00333%
           PARK CITY, UT 84068

       167 RAY F. SCHUREMAN                           07/14/88              232            100       11/17/88 213
           979 W. 230 N.                              11/21/88                                   100      *         0.00333%
           OREN, UT 84057

       75  ASSIEH SEDAGHATI                           09/O1/87              113        173,646       11/30/87 111
           5011 ABUELA DRIVE                          01/11/96                               173,646      *         5.78815%
           SAN DIEGO, CA 92124
           RETURNED

       151 DENISE J. SHACKELFORD                      07/14/88              196            100       11/18/88 149
           P.O. BOX 3325                              01/11/96                                   100      *         0.00333%
           BOISE, ID 83703
           RETURNED

       356 DIANE SHEPHARD                             NO DATE         N      40          1,000       11/28/88 N1
           C/0 DILLON SECURITIES                      11/28/88                                 1,000      *         0.03333%
           47 WEST 200 SOUTH, SUITE 430
           AMERICAN PLAZA III
           SALT LAKE CITY, UT 84101

       171 KEN SIMMONS                                07/14/88              216            100       11/17/88 213
           3810 SOUTH REDWOOD #2096                   11/21/88                                   100      *         0.00333%
           WEST VALLEY CITY, UT 84119

        42 MARILYN SLOAN                              08/26/87               50            150       08/31/87 45
           19803 10TH PLACE N. W.                     08/31/87                                   150      *         0.00500%
           SEATTLE, WA 98177

       397 ALVIN I. SMITH                             11/29/88        N     133          1,000       11/30/88 N107
           805 DONNER WAY                             12/01/88                                 1,000      *         0.03333%
           SALT LAKE CITY, UT 84108

        37 BRIAN SMITH                                08/26/87               45            150       08/31/87 45
           3810 8TH AVENUE                            11/28/88        N      61            850       11/28/88 N1
           SAN DIEGO, CA 92103                                                                 1,000      *         0.03333%

        38 ERIC SMITH                                 08/26/87               46            150       08/31/87 45
           308 4TH STREET                             11/28/88        N      60            850       11/28/88 N1
           SAUSALITO, CA 94965                                                                 1,000      *         0.03333%

        40 LUCILE SMITH                               08/26/87               48            150       08/31/87 45
           13320 HIGHWAY 99 S. #92                    08/31/87              150                           *         0.00500%
           EVERETT, WA 98204

        36 ROCKWELL SMITH                             08/26/87               44         46,512       08/28/87 44   08/31/87 45



BD-05-1 23                                             NAVA LEISURE USA, INC.                                      DATE 10/08/98

BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                                 PAGE 30

                                                COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                         DATE ADDED/ ----------------CERTIFICATES HELD--------------------------------
                   NAME AND ADDRESS           LST ACTV/TAX ID SUB PR NUMBER       SHARES     ACQ DATE TRACE CNCL DATE TRACE ALT
           62 WEST 400 SOUTH                      11/30/88               64         44,712    08/31/87  45   09/01/87  65
           SALT LAKE CITY, UT 84101                                      68         66,618    09/01/87  65   11/07/88  122
                                                                        109         69,768    11/30/87  109  11/28/88  N1
                                                                        127         46,618    11/07/88  122  11/18/88  149
                                                                        212         40,318    11/18/88  149  11/28/88  N1
                                                                  N     106          8,636    11/28/88  N1
                                                                                         8,636      *        0.28786%
       311 SHIRLEY SMITH                          11/21/88        N      59          1,000    11/28/88  N1
           P.O. BOX 943                           11/30/88        N     152            100    12/15/88  N1
           PARK CITY, UT 84060                                                           1,100      *        0.03667%

       347 CINDY SNOW                              NO DATE        N      31          1,000    11/28/88  N1
           254 EAST 9545 SOUTh                    11/28/88                               1,000      *        0.03333%
           SANDY, UT 84070

       348 ELIZABETH SNOW                          NO DATE        N      32          1,000    11/28/88  N1
           254 EAST 9545 SOUTH                    11/28/88                               1,000      *        0.03333%
           SANDY. UT 84070

       344 JEANNIE SNOW                            NO DATE        N      28          1,000    11/28/88  N1
           254 EAST 9545 SOUTH                    11/28/88                               1,000      *        0.03333%
           SANDY. UT 84070

       346 MICHELLE SNOW                           NO DATE        N      30          1,000    11/28/88  N1
           254 EAST 9545 SOUTH                    11/28/88                               1,000      *     0.03333%
           SANDY, UT 84070

       343 RON SNOW                                NO DATE        N      27          1,000    11/28/88  N1
           254 EAST 9545 SOUTH                    11/28/88                               1,000      *        0.03333%
           SANDY, UT 84070

       345 STEPHANIE SNOW                          NO DATE        N      29          1,000    11/28/88  N1
           254 EAST 9545 SOUTH                    11/28/88                               1,000      *        0. 03333%
           SANDY, UT 84070

       349 SUZANNE SNOW                            NO DATE        N      33          1,000    11/28/88  N1
           254 EAST 9545 SOUTH                    11/28/88                               1,000      *        0.03333%
           SANDY, UT 84070

       358 C. T. STANGER                           NO DATE        N      42          1,000    11/28/88  N1
           6362 CAMINITO BASILIO                  11/28/88                               1,000      *        0.03333%
           SAN DIEGO, CA 92111

       334 DAN STANGER                             NO DATE        N      18          1,000    11/28/88  N1
           6362 CAMINITO BASILIO                  11/28/88                               1,000      *        0.03333%
           SAN DIEGO, CA 92111

       359 DONNA STANGER                           NO DATE        N      78          1,000    11/28/88  N1
           6362 CAMINITO BASILIO                  11/28/88                               1,000      *        0.0333


BD-05-1 23                                             NAVA LEISURE USA, INC.                                       DATE 10/08/98

BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                                  PAGE 31

                                                COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                       DATE ADDED/-----------------CERTIFICATES HELD-------------------------------

                   NAME AND ADDRESS             LST ACTV/TAX ID SUB PR NUMBER      SHARES     ACQ DATE TRACE CNCL DATE TRACE ALT

           SAN DIEGO, CA 92111

       376 KATHY STANGER                            11/29/88          N    110         1,000     11/30/88 N107
           6362 CAMINITO BASILIO                    12/01/88                                1,000      *         0.03333%
           SAN DIEGO, CA 92111

       360 LORRIE SUTTON                             NO DATE          N     79         1,000     11/28/88 N1
           6362 CAMINITO BASILIO                    11/28/88                                1,000      *         0.03333%
           SAN DIEGO, CA 92111

       375 PERRY STANGER                            11/29/88          N    109         1,000     11/30/88 N107
           6362 CAMINITO BASILIO                    12/01/88                                1,000      *         0.03333%
           SAN DIEGO, CA 92111

       411 LARRY STANLEY                            11/30/88          N    148           100     12/15/88 N1
           BOX 2566                                 11/30/88                                  100      *         0.00333%
           PARK CITY, UT 84060

        25 CANDICE STEWART                          07/13/87                32           150     08/26/87 21
           1965 MORGAN AVENUE                       08/31/87                                  150      *         0.00500%
           MORGAN HILL, CA 95037

       140 DAVE STURGES                             07/14/88               185           100     11/18/88 149
           P.O. BOX 435                             07/14/88                                  100      *         0.00333%
           PARK CITY, UT 84060

        23 ALBERT E. SUNSHINE                       07/13/87                30           150     08/26/87 21
           7461 BEVERLY BOULEVARD                   01/11/96                                  150      *         0.00500%
           LOS ANGELOS, CA 90036
           RETURNED

       232 LISA THOMAS                              07/14/88               323           100     11/22/88 309
           4585 S. 2850 W. #267                     11/21/88                                  100      *         0.00333%
           WEST VALLEY CITY, UT 84119

        289 LORRAINE TULIN                          11/21/88               237           100     11/17/88 213
            5704 WATERBURY WAY                      11/21/88                                  100      *         0.00333%
            SALT LAKE CITY, UT 84121

        44 JEFF USHER                               08/26/87                52           150     08/31/87 45
           11354 SANDPOINT WAY                      08/31/87                                  150      *         0.00500%
           SEATTLE, WA 98125

        43 LARRY USHER                              08/26/87                51           150     08/31/87 45
           11747 LAKESIDE N. E.                     08/31/87                                  150      *         0.00500%
           SEATTLE, WA 98125

       203 HEATHER VAN BIBBER                       07/14/88               261           100     11/22/88 245
           1347 HILLSBORO DRIVE                     11/21/88                                  100      *         0.00333%
           LAYTON, UT 84041

BD--05--1 23                                             NAVA LEISURE USA, INC.                                     DATE 10/08/98

BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                                    PAGE 32

                                                COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                            DATE ADDED/------------------CERTIFICATES HELD------------------------------
                  NAME AND ADDRESS                LST ACTV/TAX ID SUB PR NUMBER     SHARES     ACQ DATE TRACE CNCL DATE TRACE ALT
      12 JAMES VASSER, JR.                         07/13/87                  18        139,536      07/13/87 18              S
         1965 MORGAN AVENUE                        08/31/87                  25            150      08/26/87 21              S
         MORGAN HILL, CA 95037                                                               139,686      *        4.65616%

      28 JAMES VASSER, SR.                         07/13/87                  35            150      08/26/87 21
         1965 MORGAN AVENUE                        08/31/87                                      150      *        0.00500%
         MORGAN HILL, CA 95037

      16 VICTORIA VASSER                           07/13/87                  22            150      08/26/87 21
         1965 MORGAN AVENUE                        08/31/87                                      150      *        0.00500%
         MORGAN HILL, CA 95037

     409 FRANK B. VENER                            11/30/88                                        0      *        0.00000%
                                                   10/14/96

     999 VOIDED CERTIFICATE                        11/21/88                 244              0       NO DATE
                                                   11/21/88                                        0      *        0.00000%

     325 KAY WALKER                                 NO DATE          N        6          1,000      11/28/88 N1
         543 BRYANT STREET                         11/28/88                                    1,000      *        0.03333%
         PALO ALTO, CA 94301

     324 TOM WALKER                                 NO DATE          N        5          1,000      11/28/88 N1
         543 BRYANT STREET                         11/28/88                                    1,000      *        0.03333%
         PALO ALTO, CA 94301

       9 EBEN H. WALTERS                           06/19/87                  11        279,072      06/05/64     11/30/87 110
         COEUR D'ALENE BRANCH GEBEOLOGICAL LIBR.   01/11/96                                        0      *        0.00000%
         HAYDEN LAKE, ID 83835
         RETURNED

       2 SHERIL HOCK WARD                          06/19/87                   2         46,512      04/20/64     11/23/87 79
         5716-- 131 STREET                         09/01/87                                        0      *        0.00000%
         S. E. SNOHOMISH, WA 98290

     274 JENNIFER WASMER                           11/21/88                 296            100      11/22/88 282
         1272 E. STRATFORD AVENUE                  11/21/88                                      100      *        0.00333%
         SALT LAKE CITY, UT 84106

     231 DAVID WATERS                              07/14/88                 322            100      11/22/88 309
         4144 W. THAYNE DRIVE                      11/21/88                                      100      *        0.00333%
         WEST VALLEY CITY, UT 84119

     252 LORI WATERS                               11/21/88                 321            100      11/22/88 309
         4144 W. THAYNE DRIVE                      11/21/88                                      100      *        0.00333%
         WEST VALLEY CITY, UT 84119


BD-05-1 23                                             NAVA LEISURE USA, INC.                                       DATE 10/08/98

BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                                   PAGE 33

                       COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                            DATE ADDED/                  CERTIFICATES HELD
                  NAME AND ADDRESS                LST ACTV/TAX ID SUB PR NUMBER      SHARES      ACQ DATE TRACE CNCL DATE TRACE ALT
       412 MARSHA WELLEVER                            11/30/88        N     149         100      12/15/88 N1
           4972 W. PONDEROSA CT.                      11/30/88                                100      *         0. 00333%
           PARK CITY, UT 84060

        94 DAVID C. WESTLEY                           07/14/88              137         100      11/07/88 128
           1288 SUNSET DRIVE                          07/14/88                                100      *         0. 00333%
           SALT LAKE CITY

       341 NANCY WESTPHAL                              NO DATE        N      25       1,000      11/28/88 N1
           437 WEST 36Th STREET                       11/28/88                              1,000      *         0.03333%
           APT 28
           NEW YORK, NY 10018

       339 R. E. WESTPHAL                              NO DATE        N      23       1,000      11/28/88 N1
           437 WEST 36Th STREET                       11/28/88                              1,000      *         0.03333%
           APT 2B
           NEW YORK, NY 10018

       340 WALT WESTPHAL                               NO DATE        N      24       1,000      11/28/88 N1
           437 WEST 36TH STREET                       11/28/88                              1,000      *         0.03333%
           APT 28
           NEW YORK, NY 10018

       293 DENNIS WHARTON                             11/21/88              241         100      11/17/88 213
           1229 PRODO VISTA                           11/21/88                                100      *         0.00333%
           WEST VALLEY CITY, UT 84123

       294 DEBBIE WHARTON                             11/21/88              242         100      11/17/88 213
                                                      11/21/88                                100      *         0.00333%

       321 LAURA WILKINS                              11/21/88        N       1       1,000      11/28/88 N1
           635-- 12TH AVENUE                          11/28/88                              1,000      *         0.03333%
           SALT LAKE CITY, UT 84103

       320 SANDRA WILKINS                             11/21/88        N      77       1,000      11/28/88 N1
           635-- 12TH AVENUE                          11/28/88                              1,000      *         0.03333%
           SALT LAKE CITY, UT 84103

       306 AMANDA WILLIAMS                            11/21/88        N      53       1,000      11/28/88 N1
           2876 WEST LONG DRIVE                       11/28/88                              1,000      *         0.03333%
           LITTLETON, CO 80122

       323 ALICE WILLIAMS                              NO DATE        N       3       1,000      11/28/88 N1
           P.O. BOX 2148                              11/28/88                              1,000      *         0.03333%
           PARK CITY, UT 84060

       304 BONNIE WILLIAMS                            11/21/88        N      51       1,000      11/28/88 N1
           2876 WEST LONG DRIVE                       11/28/88                              1,000      *         0.03333%
           LITTLETON, CO 80122


BD-05-1 23                                             NAVA LEISURE USA, INC.                                       DATE 10/08/98

BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                                   PAGE 34

                                                   COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                             DATE ADDED/                 CERTIFICATES HELD
                   NAME AND ADDRESS               LST ACTV/TAX ID SUB  PR    NUMBER   SHARES      ACQ DATE TRACE CNCL DATE TRACE ALT

       299 CONNIE WILLIAMS                            11/21/88         N         46    1,000      11/28/88 N1
           1452 LYNWOOD AVENUE                        11/28/88                               1,000      *          0.03333%
           LOGAN, UT 84321

       322 CAROL WILLIAMS                              NO DATE         N          2    1,000      11/28/88 N1
           62 WEST 400 SOUTH                          11/28/88                               1,000      *          0.03333%
           SALT LAKE CITY, UT 84101

        72 DAVID WILLIAMS                             09/01/87                  110  418,608      11/30/87 110
           62 WEST 400 SOUTH                          09/01/87                             418,608      *         13.95348%
           SALT LAKE CITY, UT 84101

       303 DAVE WILLIAMS                              11/21/88         N         50    1,000      11/28/88 N1
           2876 WEST LONG DRIVE                       11/28/88                               1,000      *          0.03333%
           LITTLETON, CO 80122

       363 GEOFF WILLIAMS                              NO DATE         N         82    1,000      11/28/88 N1
           P.O. BOX 2148                              11/28/88                               1,000      *          0.03333%
           PARK CITY, UT 84060

       367 GARY WILLIAMS                               NO DATE         N         86    1,000      11/28/88 N1
           78-6955 WALUA ROAD                         11/28/88                               1,000      *          0.03333%
           KAILUA, KONA., HI 96740

        73 H. D. WILLIAMS                             09/01/87                  111  372,096      11/30/87 111
           62 WEST 400 SOUTH                          09/01/87                             372,096      *         12.40310%
           SALT LAKE CITY, UT 84101

       302 HOMER D. WILLIAMS                          11/21/88         N         49    1,000      11/28/88 N1
           637-- 12TH AVENUE                          11/28/88                               1,000      *          0.03333%
           SALT LAKE CITY, UT 84103

       296 JAMES J. WILLIAMS                          11/21/88         N         43    1,000      11/28/88 N1
           1703 MIRAMONT DRIVE                        11/28/88                               1,000      *          0.03333%
           FT. COLLINS, CO 80524

       307 LINDSAY WILLIAMS                           11/21/88         N         54    1,000      11/28/88 N1
           2876 WEST LONG DRIVE                       11/28/88                               1,000      *          0.03333%
           LITTLETON, CO 80122

       297 MARY WILLIAMS                              11/21/88         N         44    1,000      11/28/88 N1
           62 WEST 400 SOUTH                          11/28/88                               1,000      *          0.03333%
           SALT LAKE CITY, UT 84101

       305 NATE WILLIAMS                              11/21/88         N         52    1,000      11/28/88 N1
           2876 WEST LONG DRIVE                       11/28/88                               1,000      *          0.03333%
           LITTLETON, CO 80122

       318 PAT WILLIAMS                               11/21/88         N         71    1,000      11/28/88 N1


BD-05-1 23                                            NAVA LEISURE USA, INC.                                       DATE 10/08/98

BOND/STOCKHOLDER ACCOUNTING SYSTEM                                                                                    PAGE 35

                                                  COMBINED HOLDER/CERTIFICATE LISTING

ACCOUNT #                                            DATE ADDED/                  CERTIFICATES HELD
                  NAME AND ADDRESS                LST ACTV/TAX ID SUB    PR   NUMBER      SHARES  ACQ DATE TRACE CNCL DATE TRACE ALT

           1452 LYNWOOD AVENUE                        11/28/88                                    1,000      *         0.03333%
           LOGAN, UT 84321

       298 ROBERT WILLIAMS                            11/21/88           N      45          1,000      11/28/88 N1
           1452 LYNWOOD AVENUE                        11/28/88                                    1,000      *         0.03333%
           LOGAN, UT 84321

       206 SHELLEY WILLIAMS                           07/14/88                 264            100      11/22/88 245
           2500 NORTH FORT LANE #229                  11/21/88                                      100      *         0.00333%
           LAYTON, UT 84041

       137 MIKE WILSON                                07/14/88                 182            100      11/18/88 149
           P.O. BOX 892                               07/14/88                                      100      *         0.00333%
           PARK CITY, UT 84060

       317 LARRY WILLIAMS                             11/21/88           N      70          1,000      11/28/88 N1
           1452 LYNWOOD AVENUE                        11/28/88                                    1,000      *         0.03333%
           LOGAN, UT 84321

       183 HOWARD YOKOYAMA                            07/14/88                 228            100      11/17/88 213
           2763 SOUTH STATE                           11/21/88                                      100      *         0.00333%
           SALT LAKE CITY, UT 84115

       20S SHARON YORK                                07/14/88                 263            100      11/22/88 245
           813 EAST 525 SOUTH                         11/21/88                                      100      *         0.00333%
           LAYTON, UT 84041

TOTALS ACTIVE HOLDERS 387 ACTIVE CERTIFICATES 437                                             3,000,025      **
                                                                                              3,000,025      ***

                                 SCHEDULE 2.11
                    DESCRIPTION OF SUITS, LITIGATIONS, ETC.

     1. On September 26, 1994, a shareholder of Nava Leisure commenced a shareholder derivative action against a company and its principal office for breach of an exchange agreement. On December 11, 1995, a default judgment was entered in favor of plaintiff shareholder. The judgment awarded plaintiff, and hence Nava Leisure, the sum of $40,440.04. This judgment has been deemed uncollectable (See notes to Nava Leisure's financial statements). Copies of the
               ---
pleadings and other relevant litigation papers have been provided to Senesco.

                                 SCHEDULE 2.16
                                 BANK ACCOUNTS


None.

                                 SCHEDULE 4.1
                 OTHER ENTITIES OWNED OR CONTROLLED BY SENESCO

None.

                                 SCHEDULE 4.2


None.

                                 SCHEDULE 4.9
                              SENESCO LITIGATION


None.

                                 SCHEDULE 4.10
           LIST OF PATENTS, ASSIGNMENTS OF PATENTS, TRADEMARKS, ETC.


     U.S. Patent Application No. 09-105182 filed on June 26, 1998 and titled:

          A Plant Lipase Gene Exhibiting Senescence-Induced Expression and a Method for Controlling Senescence in a Plant

                                 SCHEDULE 4.15
                    SENESCO PROPERTY, CONTRACTS, EMPLOYEES



1. Consulting Agreements between Senesco, LLC and Dr. John E. Thompson, dated June 26, 1998.

2. Assignment Agreement between John E. Thompson, Yuwen Hong, Katalin A. Hudak and Senesco, LLC dated June 25, 1998.

3. Employees of Senesco are: Phillippe Escaravage, Sascha Fedyszyn and Christian Ahrens.

                                   EXHIBIT A
                               STOCK OPTION PLAN

                            NAVA LEISURE USA, INC.

                           1998 STOCK INCENTIVE PLAN

     1.  Purposes of the Plan.  The purposes of this Plan are to attract and
         --------------------
retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, non-Employee members of the Board and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.  Certain Definitions.  As used herein, the following definitions shall
         -------------------
apply:

         (a) "Administrator" means the Board or any of its Committees appointed
              -------------
pursuant to Section 4 of the Plan.

         (b) "Board" means the Board of Directors of the Company.
              -----

         (c) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (d) "Committee" means the Committee appointed by the Board of Directors
              ---------
in accordance with paragraph (a) of Section 4 of the Plan.

         (e) "Common Stock" means the Common Stock of the Company.
              ------------

         (f) "Company" means Nava Leisure USA, Inc., an Idaho corporation.
              -------

         (g) "Consultant" means any person, including an advisor, who is engaged
              ----------
by the Company or any Parent or subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (h) "Continuous Status as an Employee" means the absence of any
               --------------------------------
interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i) "Employee" means any person, including officers and directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (k) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

              (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code.

          (m) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

          (n) "Option" means a stock option granted pursuant to the Plan.
               ------

          (o) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (p) "Optionee" means an Employee or Consultant who receives an Option.
               --------

          (q) "Parent" means a "parent corporation", whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (r) "Plan" means this 1998 Stock Incentive Plan.
               ----

          (s) "Restricted Stock" means shares of Common Stock acquired pursuant
               ----------------
to a grant of stock purchase rights under Section 11 below.

          (t) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 13 of the Plan.

          (u) "Subsidiary" means a "subsidiary corporation", whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of
          -------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is five hundred thousand (500,000) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

          If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)    Administration With Respect to Directors and Officers.
                      -----------------------------------------------------
     With respect to grants of Options or stock purchase rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to allow transactions between the Company and the Optionee to be exempt for Section 16(b) of the Exchange Act, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to allow transactions between the Company and the Optionee to be exempt for Section 16(b) of the Exchange Act. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (ii)   Multiple Administrative Bodies. If permitted by Rule 16b-
                      ------------------------------
     3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

               (iii)  Administration With Respect to Consultants and Other
                      ----------------------------------------------------
     Employees. With respect to grants of Options or stock purchase rights to
     ---------
     Employees who are neither directors nor officers of the Company or to Consultants, the Plan shall be administered by

     (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Idaho corporate law and applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the officers, Consultants and Employees to whom Options and stock purchase rights may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and stock purchase rights or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)     to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

               (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

               (x) to determine the terms and restrictions applicable to stock purchase rights and the Restricted Stock purchased by exercising such stock purchase rights.

          (c)  Effect of Committee's Decision.  All decisions, determinations
               ------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the

Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment.  In the event of termination of an
               -------------------------
Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c)  Disability of Optionee.  Notwithstanding the provisions of
               ----------------------
Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d)  Death of Optionee.  In the event of the death of an Optionee, the
               -----------------
Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e)  Rule 16b-3.  Options granted to persons subject to Section 16(b)
               ----------
of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f)  Buyout Provisions.  The Administrator may at any time offer to
               -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  The Option may not be sold, pledged,
     ---  ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase.  Stock purchase rights may be issued either
               ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the stock purchase right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

          (c)  Other Provisions.  The Restricted Stock purchase agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d)  Rights as a Shareholder.  Once the stock purchase right is
               -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as provided in Section 13 of the Plan.

     12.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
     ---  --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or stock purchase right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the stock purchase right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or stock purchase right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  Adjustments Upon Changes in Capitalization or Merger.  Subject to any
          ----------------------------------------------------
required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Agreements.  Options and stock purchase rights shall be evidenced by
          ----------
written agreements in such form as the Board shall approve from time to time.

     19.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     20.  Information to Optionees.  The Company shall provide to each Optionee,
          ------------------------
during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.


                                * * * * * * * *

                                  EXHIBIT 4.2
                [SENESCO MEMBERS CERTIFIED BY MANAGING MEMBER]

                                SENESCO MEMBERS

                                            PERCENT
                                          OWNERSHIP (1)
                                          -------------

Phillippe Escaravage                          56.259
Michel Escaravage                             14.065
John Bradley                                   0.243
John Thompson                                 25.000
Yuwen Hong                                     1.000
Katalin Hudak                                  1.000
Sascha Fedyszyn                                0.730
Christian Ahrens                               0.243
Steven Katz                                    1.460
                                             --------
                                             100.000
                                             ========


I HEREBY CERTIFY THAT THIS IS A TRUE AND ACCURATE LIST OF ALL MEMBERS OF SENESCO, LLC.


                                       /s/ Phillipe Escaravage
                                       -------------------------------------
                                       Phillipe Escaravage, Managing Member

                            NAVA LEISURE USA, INC.

                           1998 STOCK INCENTIVE PLAN

     1.   Purposes of the Plan.  The purposes of this Plan are to attract and
          --------------------
retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, non-Employee members of the Board and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.   Certain Definitions.  As used herein, the following definitions shall
          -------------------
apply:

          (a)  "Administrator" means the Board or any of its Committees
                ------------
appointed pursuant to Section 4 of the Plan.

          (b)  "Board" means the Board of Directors of the Company.
                -----

          (c)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (d)  "Committee" means the Committee appointed by the Board of
                ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (e)  "Common Stock" means the Common Stock of the Company.
                ------------

          (f)  "Company" means Nava Leisure USA, Inc., an Idaho corporation.
                -------

          (g)  "Consultant" means any person, including an advisor, who is
                ----------
engaged by the Company or any Parent or subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not .

          (h)  "Continuous Status as an Employee" means the absence of any
                --------------------------------
interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i)  "Employee" means any person, including officers and directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (k)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

               (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code.

          (m)  "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (n)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (o)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (p)  "Optionee" means an Employee or Consultant who receives an
                --------
Option.

          (q)  "Parent" means a "parent corporation", whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (r)  "Plan" means this 1998 Stock Incentive Plan.
                ----

          (s)  "Restricted Stock" means shares of Common Stock acquired pursuant
                ----------------
to a grant of stock purchase rights under Section 11 below.

          (t)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 13 of the Plan.

          (u)  "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of
          -------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is five hundred thousand (500,000) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

          If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)     Administration With Respect to Directors and Officers.
                       -----------------------------------------------------
     With respect to grants of Options or stock purchase rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to allow transactions between the Company and the Optionee to be exempt for Section 16(b) of the Exchange Act, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to allow transactions between the Company and the Optionee to be exempt for Section 16(b) of the Exchange Act. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (ii)    Multiple Administrative Bodies.  If permitted by Rule
                       ------------------------------
     16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

               (iii)   Administration With Respect to Consultants and Other
                       ----------------------------------------------------
     Employees. With respect to grants of Options or stock purchase rights to
     ---------
     Employees who are neither directors nor officers of the Company or to Consultants, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Idaho corporate law and applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

               (ii) to select the officers, Consultants and Employees to whom Options and stock purchase rights may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and stock purchase rights or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)     to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

               (xi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

               (x) to determine the terms and restrictions applicable to stock purchase rights and the Restricted Stock purchased by exercising such stock purchase rights.

          (c)  Effect of Committee's Decision.  All decisions, determinations
               ------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     (8)  Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment.  In the event of termination of an
               -------------------------
Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the

Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c)  Disability of Optionee.  Notwithstanding the provisions of
               ----------------------
Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d)  Death of Optionee.  In the event of the death of an Optionee, the
               -----------------
Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e)  Rule 16b-3.  Options granted to persons subject to Section 16(b)
               ----------
of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase.  Stock purchase rights may be issued either
               ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the stock purchase right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b)  Repurchase Option.  Unless the Administrator determines
               -----------------
otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

          (c)  Other Provisions.  The Restricted Stock purchase agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d)  Rights as a Shareholder.  Once the stock purchase right is
               -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as provided in Section 13 of the Plan.

     12.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
          --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or stock purchase right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the stock purchase right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or stock purchase right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  Adjustments Upon Changes in Capitalization or Merger.  Subject to any
          ----------------------------------------------------
required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the

Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Agreements.  Options and stock purchase rights shall be evidenced by
          ----------
written agreements in such form as the Board shall approve from time to time.

     19.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     20.  Information to Optionees.  The Company shall provide to each Optionee,
          ------------------------
during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.


                                * * * * * * * *

                                   EXHIBIT C

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenters' Rights

  Copyright (c) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1301 Definitions.

 In this part:

 (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

 (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 30-1-1302, Idaho Code, and who exercises that right when and in the manner required by sections 30-1-1320 through 30-1-1328, Idaho Code.

 (3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

 (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

 (5) "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

 (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

 (7) "Shareholder" means the record shareholder or the beneficial shareholder.

[I.C., (S) 30-1-1301, as added by 1997, ch. 366 (S) 2.p. 1080.]

 Sections 30-1-1301 -- 30-1-1331 (Part 13) are referred to it (S) 30-1-1106.

                               Official Comment

 Section 1301 contains specialized definitions applicable only to part 13.

 (1) The definition of "corporation" in section 1301(1) includes successor or acquiring corporation in mergers or share exchanges within the scope of that definition. In these transactions, the obligations of the disappearing or acquired corporations must be assumed by the successor or acquiring corporation and they are thus included within the definition of "corporation."

 (2) The definition of "dissenter" in section 1301(2) is phrased in terms of a "shareholder," a term that is itself specially defined in section 1301(7). The definition of "shareholder" for purposes of part 13 differs from the definition of that term used elsewhere in the Model Act. Section 140 defines "shareholder" as used elsewhere in the Act to include only "record shareholders" as defined in section 1301(5). Section 1301(7), on the other hand, defines "shareholder" to include not only "record shareholders" but "beneficial shareholders", a term that is itself defined in section 1301(6). The specially defined terms "record shareholder" and "beneficial shareholder" appear primarily in section 1303, which establishes the manner in which beneficial shareholders, and record shareholders who are acting as nominees for more than one beneficial shareholder, establish dissenters right. The broadest definition of "shareholder" is used generally throughout the balance of part 13 in order to permit beneficial shareholders to take advantage of the provisions of this part as provided in section 1303.

  The definition of "dissenter" in section 1301(2) is also limiting, since only a shareholder who has performed all the conditions imposed on him by this part in order to obtain payment for his shares is a "dissenter." Under this definition, a shareholder who initially objects but fails to perform any of these conditions within the times specified by this chapter loses his status as "dissenter" under this section.

 (3) The definition of "fair value" in section 1301(3) leaves to the parties (and ultimately to the courts) the details by which "fair value" is to be determined within the broad outlines of the definition. This definition thus leaves untouched the accumulated case law about market value, value based on prior sales, capitalized earnings value, and asset value. It specifically preserves the former language excluding appreciation and depreciation in anticipation of the proposed corporate action, but permits an exception for equitable considerations. The purpose of this exception ("unless exclusion would be inequitable") is to permit consideration of factors similar to those approved by the Supreme Court of Delaware in Weinberger v. UOP, Inc., 457 A.2d 701 (Del.1983), a case in which the court found that the transaction did not involve fair dealing or fair price: "In our view this includes the elements of rescissory damages if the Chancellor considers them susceptible of proof and a remedy appropriate to all the issues of fairness before him." Consideration of appreciation or depreciation which might result from other corporate actions is permitted; these effects in the past have often been reflected either in market value or capitalized earnings value.

 "Fair value" is to be determine immediately before the effectuation of the corporate action, instead of the date of the shareholder's vote, as is the case under most state statues that address the issue. This comports with the plan of this part to preserve the dissenter's prior rights as a shareholder until the effective date of the corporate action, rather than leaving him in a twilight zone where he has lost his former rights, but has not yet gained his new ones.

 (4) The definition of "interest" in section 1301(4) is included to make interest computations under this part more realistic. The right to receive interest is based on the elementary consideration that the corporation has the use of the dissenter's money, and the dissenter has no use of it, from the effective date of the corporate action until the date of payment. The definition also requires the adjustment of rates to accommodate radical changes in prevailing rates like those seen in the late 1970s and early 1980s and that may be seen again in the future. The specification of the rate currently paid by the corporation provides a prima facie standard which should facilitate voluntary settlements. The date from which interest runs has been changed from the date of the shareholders' vote to the effective date of the corporate action, in conformity with the change of the valuation date in section 1301(3).

 New Model Act part 13 completely reorganizes the provisions of the prior Model Act previously contained in old I.C.(SS) 30-1-80 and 81. The substance of this new part 13 is based almost entirely on the prior provisions, but what appeared in two sections is here reorganized into the fourteen sections of part 13.

 Specifically with respect to definitions, new Model Acts (S) 1301's first four definitions are taken from old I.C. (S) 30-1-81(a) with only stylistic changes. The last three definitions, however, are new. They were added to clarify the intent of the part and also to integrate these definitions with those of part 1 and with the provisions in the new section 1303.

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenters' Rights

 Copyright (C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1302 Right to dissent.

  (1) A shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

  (a)   Consummation of a plan of merger to which the corporation is a party:

  (i) If shareholder approval is required for the merger by section 30-1-1103, Idaho Code, or the articles of incorporation and the shareholder is entitled to vote on the merger; or

  (ii)  If the corporation is a subsidiary that is merged with its parent under section 30-1-1104, Idaho Code;

  (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

  (c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one
(1) year after the date of sale;

  (d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

  (i)   Alters or abolishes a preferential right of the shares;

  (ii) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

  (iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

  (iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

  (v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 30-1-604, Idaho Code; or

  (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (2) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     (3) This section does not apply to the holders of shares of any class or series if the shares of the class or series are redeemable securities issued by a registered investment company as defined pursuant to the investment company act of 1940 (15 U.S.C. 80a-15 U.S.C. 80a-64).

     (4) Unless the articles of incorporation of the corporation provide otherwise, this section does not apply to the holders of shares of a class or series if the shares of the class or series were registered on a national securities exchange, were listed on the national market systems of the national association of securities dealers automated quotation system or were held of record by at least two thousand (2,000) shareholders on the date fixed to determine the shareholders entitled to vote on the proposed corporate action.

[I.C., (S) 30-1-1302, as added by 1997, ch. 366 (S) 2, p. 1080.]

     This section is referred to in (SS) 30-1-1321 and 30-1-1372.

                               Official Comment

     1. TRANSACTIONS GIVING RISE TO DISSENTERS' RIGHTS. Section 1302(1) establishes the scope of a shareholder's right to dissent (and his resulting right to obtain payment for his shares) by defining the transactions with respect to which a right to dissent exists. These transactions are:

     (a) A plan of merger if the shareholder (i) is entitled to vote on the merger under section 1103 or pursuant to provisions in the articles of incorporation, or (ii) is a shareholder of a subsidiary that is merged with a parent under section 1104. The right to vote on a merger under section 1103 extends to corporation whose separate existence disappears in the merger and to the surviving corporation if the number of its outstanding shares is increased by more than 20 percent as a result of the merger.

     (b) A share exchange under section 1102 if the corporation is a party whose shares are being acquired by the plan and the shareholder is entitled to vote on the exchange.

     (c) A sale or exchange of all or substantially all of the property of the corporation not in the usual course of business under section 1202 if the shareholder is entitled to vote on the sale or exchange. Section 1302(1)(c) generally grants dissenters' rights in connection with sales in the process of dissolution but excludes them in connection with sales by court order and sales for cash that require substantially all the proceeds to be distributed to the shareholders within one year. The inclusion of sales in dissolution is designed to ensure that the right to dissent cannot be avoided by characterizing sales as made in the process of dissolution long before distribution is made. An exception is provided for sales for cash pursuant to a plan that provides for distribution within one year. These transactions are unlikely to be unfair to minority shareholders since majority and minority are being treated in precisely the same way and all shareholders will ultimately receive cash for their shares. A sale other than for cash gives rise to a right of dissent since property sometimes cannot be converted into cash until long after receipt and a minority shareholder should not be compelled to assume the risk of delays or market declines. Similarly, a plan that provides for a prompt distribution of the property received gives rise to the right of dissent since the minority shareholder should not be compelled to accept for his shares different securities or other property that may not be readily marketable.

     The exclusion of court-ordered sales from the dissenter's right is based on the view that court review and approval ensures that an independent appraisal of the fairness of the transaction has been made.

     (d) Amendments to articles of incorporation that impair the shareholders' rights as shareholders in any of the enumerated ways. The reasons for granting a right of dissent in these situations are similar to those for granting such rights in cases of merger and transfer of assets. The grant of these rights increases the security of investors by allowing them to escape when the nature of their investment rights is fundamentally altered or they are compelled to accept cash for their investment in an amount established by the corporation. The grant also enhances the freedom of the majority to make changes, because the existence of an escape hatch makes fair and reasonable a change that might be unfair if it forced a fundamental change of rights upon unwilling investors without giving them a reasonable alternative.

     (e) Any corporate action to the extent the articles, bylaws, or a resolution of the board of directors grant a right of dissent. Corporations may wish to grant on a voluntary basis dissenters rights in connection with important transactions (e.g., those submitted for shareholder approval). The grant may be to nonvoting shareholders in connection with transactions that give rise to dissenters' rights with respect to voting shareholders. The grant of dissenters' rights may add to the attractiveness of preferred shares, and may satisfy shareholders who would, in the absence of dissenters' rights, sue to enjoin the transaction. Also, in situations where the existence of dissenters' rights may otherwise be disputed, the voluntary offer of those rights under this section will avoid a dispute.

     Generally, only shareholders who are entitled to vote on the transaction are entitled to assert dissenters rights with respect to the transaction. The right to vote may be based on the articles of incorporation or other provisions of the Model Act. For example, a class of nonvoting shares may nevertheless be entitled to vote (either as a separate voting group or as part of the general voting group) on an amendment to the articles of incorporation that affects them as provided in one of the ways set forth in section 1004; such a class is entitled to assert dissenters' rights if the transaction also falls within section 1302. On the other hand, such a class does not have the right to vote on a sale of substantially all the corporation's assets not in the ordinary course of business, and therefore that class is not entitled to assert dissenters' rights with respect to that sale. One exception to this principle is the merger of a subsidiary into its parent under section 1104 in which minority shareholders of the subsidiary have the right to assert dissenters' rights even though they have no right to vote.

     2. EXCLUSIVITY OF DISSENTERS' RIGHTS. Section 1302(2) basically adopts the New York formula as to exclusivity of the dissenters' remedy of this part. The remedy is the exclusive remedy unless the transaction is "unlawful" or "fraudulent." The theory underlying this section is as follows: when a majority of shareholders has approved a corporate change, the corporation should be permitted to proceed even if a minority considers the change unwise or disadvantageous, and persuades a court that this is correct. Since dissenting shareholders can obtain the fair value of their shares, they are protected from pecuniary loss. Thus in general terms an exclusivity principle is justified.
But the prospect that shareholders may be "paid off" does not justify the corporation in proceeding unlawfully or fraudulently. If the corporation attempts an action in violation of the corporation law on voting, in violation of clauses in articles of incorporation prohibiting it, by deception of shareholders, or in violation of a fiduciary duty--to take some examples--the court's freedom to intervene should be unaffected by the presence or absence of dissenters' rights under this part. Because of the variety of situations in which unlawfulness and fraud may appear, this section makes no attempt to specify particular illustrations. Rather, it is designed to recognize and preserve the principles that have developed in the case law of Delaware, New York and other states with regard to the effect of dissenters' rights on other remedies of dissent shareholders. See Weinberger v. UOP, Inc., 457 A.2d 701 (Dcl. 1983)(appraisal remedy may not be adequate "where fraud, misrepresentation, self-dealing, deliberate waste of corporate assets, or gross palpable overreaching are involved"). See also Vorenberg, "Exclusiveness of the Dissenting Stockholders' Appraisal Right, "77 HARV. L. REV. 1189 (1964).

     New Model Act (S) 1302(1) is based on prior I.C. (S) 30-1-80(a) and (c); new section 1302(2) is based on prior (S)80(d). Only minor substantive and stylistic changes are made in both new subsections (1) and (2).

     New subsection (1) does involve amendment to make it clear that only shareholders who were entitled to vote are entitled to dissenters' rights. Further, new subsection (1)(d)(v) was added to extend dissenters rights to an articles amendment that involved a "cash out" effectuated through the device of a reverse share split.

     The 1997 revision added new subsections (3) and (4) to the Official Text on the theory that the market provides a remedy for dissenting shareholders of the companies described therein.

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenters' Rights

 Copyright (C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1303 Dissent by nominees and beneficial owners.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

     (a) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

[I.C., (S) 30-1-1303, as added by 1997, ch. 366 (S)2, p. 1080.]

                               Official Comment

     Section 1303 addresses the relationship between dissenters' rights and the widespread practice of nominee or street name ownership of publicly held shares. Generally, a shareholder must dissent with respect to all the shares he owns or over which he has power to direct the vote. If a record shareholder is a nominee for several beneficial shareholders, however, some of whom wish to dissent and some of whom do not, section 1303(1) permits the record shareholder to dissent with respect to a portion of the shares owned by him but only with respect to all the shares beneficially owned by a single person. This limitation is necessary to prevent speculative abuse by a single beneficial shareholder who is not fundamentally opposed to the proposed corporate action but who may wish to gamble, as to some of his shares, on the possibility of a high payment to dissenters.

     Section 1303(1) also requires a record shareholder who dissents with respect to a portion of the shares held by him to notify the corporation of the name and address of the beneficial owner on whose behalf he has dissented.

     Section 1303(2) permits a beneficial shareholder to assert dissenters' rights directly if he submits the record shareholder's written consent. Generally, corporations treat the record shareholder as the owner of shares, and a beneficial shareholder is entitled to assert dissenters' rights only as set forth in this section. It would be foreign to the premises underlying nominee and street name ownership to require these record shareholders to forward demands and participate in litigation on behalf of their clients. In order to make dissenters rights effective without burdening record shareholders, beneficial shareholders should be allowed to assert their own claims as provided in this subsection. The beneficial shareholder is required to submit a written consent by the record shareholder to his assertion of dissenters' rights to verify the beneficial shareholder's entitlement and to permit the protection of any security interest in the shares. In practice, a broker's customer who receives a forwarded notice of proposed corporate action and who wishes to dissent may request the broker to supply him with the name of the record shareholder (which may be a house nominee or a nominee of the Depository Trust Company), and a form of consent signed by the record shareholder. From that point forward, the corporation must deal with the beneficial shareholder.

     New Model Act (S) 1303 is based on prior I.C. (S) 30-1-80(b), with stylistic changes. The three new definitions added to section 1301 ("record shareholder," "beneficial shareholder," and "shareholder") led to several clarifying changes in the language of section 1303.

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenter's Rights

  Copyright(C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1320 Notice of dissenters' rights.

  (1) If proposed corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this part and be accompanied by a copy of this part.

  (2) If corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters rights that the action was taken and send them the dissenters' notice described in section 30-1-1322, Idaho Code.

[I.C.,(S) 30-1-1320, as added by 1997, ch. 366 (S) 2,p. 1080.]

  Sections 30-1-1320 -- 30-1-1328 are referred to in (S) 30-1-1331,
  Sections 30-1-1320 -- 30-1-1328 are referred to in 30-1-1301.

                               Official Comment

  Section 1320(1) requires the corporation to notify record shareholders of the existence of dissenters rights before the vote is taken on the corporate action. This notice provides the reassurance to investors that the right to dissent is intended to provide because many shareholders have no idea what rights of dissent they may have or how to assert them. If the corporation is uncertain whether or not the shareholders have dissenters rights, it may comply with this notice requirement by stating that the shareholders "may have" dissenters rights.
  A similar requirement of notice is expressly required by proxy rules, by the dissenters rights statutes of several states, and possibly under more general disclosure requirements of federal and state securities laws. Section 1320(2) provides that notice be given after the action is taken in situations where the action is validly taken without a vote of shareholders, e.g., in a merger of a subsidiary into its parent under section 1104. This notice may be combined with the dissenters' notice required by section 1322.
  New Model Act (S) 1320(1) is based on prior I.C. (S) 30-1-81(b), and section 1320(2) is based on the second sentence of old I.C. (S) 30-1-81(d). Both new subsections include stylistic and clarifying changes.

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenters' Rights

 Copyright (C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1321 Notice of intent to demand payment.

     (1) If proposed corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

     (a) Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

     (b)  Must not vote his shares in favor of the proposed action.

     (2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for his shares under this part.

[I.C., (S) 30-1-1321, as added by 1997, ch. 366 (S) 2, p. 1080.]

                               Official Comment

     If a shareholder's vote is called for, section 1321(1) requires the shareholder to give notice of his intent to demand payment before the vote on the corporate action is taken. This notice enables other voters to determine how much of a cash payment may be required. It also serves to limit the number of persons to whom the corporation must give further notice, including the technical details of depositing share certificates. This subsection has no application to actions taken without a shareholder vote.

     In order to be and remain a dissenter eligible to demand payment for his shares, the section requires that a shareholder must not only give the notice required by this section but must also vote against, or abstain from voting on, the proposal.

     Prior to the adoption of this new Model Act (S) 1321, Idaho and Ohio were the only jurisdictions that did not require the shareholder to notify the corporation of her intent to dissent before the shareholders' meeting or before the vote on the particular action is taken. In the words of the Idaho bar committee at the time of the 1979 revision, "...this requirement unduly limited dissenting rights. Many shareholders are not sufficiently informed of corporate action and dissenting rights to properly give such a notice prior to the vote on the issue." So new Model Act (S) 1321, subsection (1)(a) changes prior Idaho law. The 1997 revisers determined that Idaho should adopt this provision in keeping with all other jurisdictions, except Ohio.

     Subsection (1)(b), on the other hand, simply restates the prior requirement that Idaho shares with all jurisdictions.

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenters' Rights

 Copyright (C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1322 Dissenters' notice.

     (1) If proposed corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 30-1-1321, Idaho Code.

     (2) The dissenters' notice must be sent no later than ten (10) days after the corporate action was taken, and must:

     (a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

     (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters rights certify whether or not he acquired beneficial ownership of the shares before that date;

     (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice in subsection (1) of this section is delivered; and

     (e)  Be accompanied by a copy of this part.

[I.C., (S) 30-1-1322, as added by 1997, ch. 366 (S) 2, p. 1080.]

     This section is referred to in (S)(S) 30-1-1326 and 30-1-1320.

                               Official Comment

     The basic purpose of section 1322 is to require the corporation to tell all actual or potential dissenters what they must do in order to take advantage of their right of dissent. The requirements of what this notice (called a "dissenters' notice") must contain are spelled out in detail to ensure that this notice serves this basic purpose.

     In the case of an action that is submitted to the vote of shareholders, the dissenters' notice must be sent only to those persons who gave notice of their intention to dissent under this section 1321 and who refrained from voting in favor of the proposed actions. In the case of a transaction not involving a vote by shareholders, the dissenters' notice must be sent to all persons who are eligible to dissent and demand payment. In either case the dissenters' notice must be sent within 10 days after the corporate action is taken and must be accompanied by a copy of this part.

     The notice must contain or be accompanied by a form which a person asserting dissenters rights may use to complete the demand for payment under section 1323. The form must specify the date by which it must be received by the corporation, which date must be at least 30 days after the effective date of the notice of how to demand payment.

     The dissenters' notice must also specify where and when share certificates must be deposited, or, in the case of uncertificated shares, when restrictions on transfer will become effective under section 1324. The date for deposit of share certificates may not be set at a date earlier than the date for receiving the demand for payment.

     Section 1322(2)(c) requires the corporation to specify the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action. This is the critical date for determining the rights of shareholder-transferees: persons who became shareholders prior to that date are entitled to the full right to dissent and obtain payment for their shares, while persons who became shareholders on or after that date are entitled only to the more limited rights provided by section 1327. See the Official Comments to sections 1323 and 1327. It is appropriate for the corporation to furnish this critical date since it knows when information relating to the transaction was publicly released. The date selected should be the date the terms were announced, not the earlier date when consideration of the proposed transaction may have been announced.

     Under prior I.C. (S) 30-1-81(d), the required notice went to all shareholders who did not vote in favor of the proposed action. New Model Act (S) 1322(1) would require notice only to those shareholders who themselves noticed the corporation under section 1321(1)(a). Again, our existing law is more "shareholder friendly." But only Ohio remains so friendly and the 1997 revisers decided to opt for uniformity here. New subsection (2) largely tracks prior I.C.
(S) 30-1-81(d), with the following minor changes:

     (1) specification that the notice must go out within ten (10) days after the corporate action at issue;

     (2) additional detail in subsection (2)(c) requiring certain information be provided on the form for demanding payment; and

     (3) an outside limit of sixty (60) days within which the payment demand must be received.

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenters' Rights

 Copyright (C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1323 Duty to demand payment.

     (1) A shareholder sent a dissenters' notice described in section 30-1-1322, Idaho Code, must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 30-1-1322(2)(c), Idaho Code, and, with respect to any certificated shares, deposit his certificates in accordance with the terms of the notice.

     (2) The shareholder who demands payment and, with respect to any certificated shares, deposits his share certificates under subsection (1) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

     (3) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this part.

[I.C., (S) 30-1-1323, as added by 1997, ch. 366 (S) 2, p. 1080.]

     This section is referred to in (S) 30-1-1325.

                               Official Comment

     The demand for payment required by section 1323 is the definitive statement by the dissenter. In the case of a transaction involving a vote by shareholders, it is a confirmation of the 'intention' expressed earlier; in the case of any other transaction, it is the person's first statement of position. In either event, the filing of these demands informs the corporation of the extent of the potential cash drain if it proceeds with the proposed corporate action. The demand for payment must include a certificate as to whether the date on which the dissenter acquired ownership of the shares was before (or on or after) the announcement date. See section 1322(2)(c). This information permits the issuer to detect acquisitions made for speculative or obstructive purposes and to exercise its right under section 1327 to defer payment of compensation for these shares.

     Section 1323(1) also requires a person who files a demand for payment to deposit his share certificates as directed by the corporation in its dissenters' notice. The deposit of share certificates is necessary to prevent dissenters from giving themselves a 30-day option to take payment if the market price of the shares goes down, but sell their shares on the open market if the price goes up. If this kind of speculation were possible, all sophisticated investors might be expected to file demands that they would not intend to carry through unless the price should fall. If the shares are not represented by certificates, the corporation can prevent speculation by restricting their transfer, as authorized by section 1324.

     With respect to certificated shares, this provision differs from many statutes in that the certificates are 'deposited' for retention, rather than "submitted for notation." This change assumes that the corporation will retain the certificates unless it fails to effectuate the proposed corporate action; it thus avoids the need of sending the certificates back to the shareholders, only to be surrendered again when payment is made. In most cases, payment will be made promptly, and the shuttling of certificates back and forth is unnecessary.

     A person who fails to file the demand for payment or does not deposit his share certificates as required by section 1323(1) loses his status as a dissenter entitled to payment for his shares. But a person who fails to certify whether he acquired his shares before (or on or after) the announcement date does not lose his right to dissent; if he does not thereafter establish that he acquired his shares before the announcement date, the corporation may treat him as an after-acquiring shareholder under section 1327.

 A shareholder who deposits his shares retains all other rights of a shareholder until those rights are modified by effectuation of the proposed corporate action. See section 1323(2).

 New Model Act (S) 1323, subsection (1) makes express what was implicit in prior I.C (S) 30-1-81(e)'s first sentence, namely the requirement that the shareholder file a formal demand for payment. Subsection (1) also requires that the shareholder deposit certificates and certify when he obtained ownership of the shares, both as contemplated in other provisions of part 13.

 New subsection (2) is based on prior I.C. (S) 30-1-81(e)'s first sentence, with stylistic changes.

 We have added to the Official Text in subsections (1) and (2) the references to "certificated shares."

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenters' Rights

 Copyright (C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                   Elsevier Properties. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1324 Share restrictions.

  (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 30-1-1326, Idaho Code.

  (2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

[I.C., (S) 30-1-1324, as added by 1997, ch 366 (S) 2,p. 1080.]

                               Official Comment

  Section 1324 deals with uncertificated shares in the dissent process. Section 1323(1) requires certificated shares to be deposited as directed by the corporation in its dissenters' notice; the restrictions on transfer of uncertificated shares provided by this section impose an analogous restriction on uncertificated shares for the same reasons. See the Official Comment to section 1323.

  Section 1324(2) makes express that the restriction on transfer of shares provided by this section does not affect any other rights of the shareholder until these rights are modified by the corporate action.

  New Model Act (S) 1324 is based on prior I.C. (S) 30-1-81(e)'s second and third sentences, with stylistic changes. The first sentence in prior I.C. (S) 30-1-81(e) is relocated as new section 1323(3).

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenters' Rights

 Copyright (C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1325 Payment.

     (1) Except as provided in section 30-1-1327, Idaho Code, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 30-1-1323, Idaho Code, the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

     (2)  The payment must be accompanied by:

     (a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

     (b) A statement of the corporation's estimate of the fair value of the shares;

     (c)  An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under section 30-1-1328, Idaho Code; and

     (e)  A copy of this part.

[I.C., (S) 30-1-1325, as added by 1997, ch. 366 (S) 2. p. 1080.]

     This section is referred to in (S) 30-1-1327 and 30-1-1328,

                               Official Comment

     Section 1325 changes the relative balance between corporation and dissenting shareholders by requiring immediate payment by the corporation upon the completion of the transaction or (if the transaction did not need shareholder approval and has been completed) upon receipt of the demand for payment. The corporation may not wait for a final agreement on value before making payment, and the shareholder has the immediate use of the amount determined by the corporation to represent fair value without waiting for the conclusion of appraisal proceedings.

     This obligation to make immediate payment is based on the view that since the person's rights as a shareholder are terminated with the completion of the transaction, he should have immediate use of the money to which the corporation agrees it has no further claim. A difference of opinion over the total amount to be paid should not delay payment of the amount that is undisputed.

     Since the shareholder must decide whether or not to accept the payment in full satisfaction, he must be furnished at this time with the financial information specified in section 1325(2), with a reminder of his further rights and liabilities, and with a copy of this part.

     New Model Act (S) 1325 is based on prior I.C. (S) 30-1-81(f)(3), with stylistic changes. Subsection (2)(c) is new,

ID ST s 30-1-1325

the idea being that provision of such information is appropriate when payment is made.

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenters' Rights

 Copyright (C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1326 Failure to take action.

   (1) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

   (2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 30-1-1322, Idaho Code, and repeat the payment demand procedure.

[I.C., (S) 30-1-1326, as added by 1997, ch. 336 (S) 2, p. 1080.]

  This section is referred to in (S) 30-1-1324.

                               Official Comment

  Section 1326 essentially grants the corporation 60 days after the payment demand date to complete the transaction and make payment for the shares as required by section 1325. If the corporation is unable to complete the corporate action within 60 days, it must release the shares, and give a new notice when it is ready to repeat the cycle. This requirement prevents the corporation from holding the dissenter indefinitely in a position where he has no possibility of realizing on his shares either by obtaining payment from the corporation or by selling them. If the transaction has been effected but the corporation fails to make payment as required by this part, it is subject to the sanctions of section 1331(2).

  Section 1326(2) makes it clear that the corporation at any time after returning the deposited shares may send a new dissenters' notice under section 1322 and repeat the procedure.

  New Model Act (S) 1326 corresponds directly to and is based on prior I.C (S) 30-1-81(f)(1) and (2), with stylistic changes. There is a slight change in that whereas old section 81(f)(1) referred to both failing to take the corporate action and failing to make payment as the triggering events, new section 1326 refers only to failing to take the corporate action. The idea seems to be that the operative act triggering this section should be simply the failure to take the corporate action.

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenters' Rights

 Copyright (C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1327 After-acquired shares.

   (1) A corporation may elect to withhold payment required by section 30-1-1325, Idaho Code, from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

   (2) To the extent the corporation elects to withhold payment under subsection
(1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of this dissenter's rights to demand payment under section 30-1-1328, Idaho Code.

[I.C., (S) 30-1-1327, as added by 1997, ch. 366 (S) 2.p. 1080.]

   This section is referred to in (S) 30-1-1325.

                               Official Comment

  Section 1327 provides for separate treatment of shares acquired on or after the date of public announcement of the proposed corporation action; this date is specified by the corporation in its dissenters' notice under section 1322. At the corporation's option, holders of shares acquired on or after this date are not entitled to immediate payment under section 1325; rather, they may receive only an offer of payment which is conditioned on their agreement to accept it in full satisfaction of their claim. If the right of unconditional immediate payment were granted as to all after-acquired shares, speculators and others might be tempted to buy shares merely for the purpose of dissenting. Since the function of dissenters' rights is to protect investors against unforeseen changes, there is no need to give equally favorable treatment to purchasers who knew or should have known about the proposed changes.

  Corporations are given discretion whether to apply section 1327 to after-acquired shares. Considerations of simplicity and harmony may prompt the corporation to make immediate payment for shares acquired on or after the specified date as well as for preacquired shares.

  The date used as a cut-off for determining the application of this section is when "the terms" of the transaction are first announced to the news media or shareholders. The cut-off should not be set at an earlier date, such as when the first public statement that the corporate action was under consideration was made, because the goal of this section is to prevent use of dissenters' rights as a speculative device after the terms of the transaction are announced. See the Official Comment to section 1322.

  A dissenter under this section may accept the offered payment in full satisfaction; if he does not, he is entitled to demand a judicial determination of the amount to which he is entitled under sections 1328 and 1330. He is then entitled to payment of the amount so determined at the termination of the proceeding.

   New Model Act(S) 1327 is based on prior I.C. (S) 30-1-81(j)(1), with the usual stylistic changes. The changes make it clearer that the special unfavorable treatment of after-acquired shares is voluntary with the corporation and applicable to those who acquired the shares on the date of the announcement as well as thereafter.

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenters' Rights

 Copyright (C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.


30-1-1328 Procedure if shareholder dissatisfied with payment or offer.

  (1) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under section 30-1-1325, Idaho Code, or reject the corporation's offer under section 30-1-1327, Idaho Code, and demand payment of the fair value of his shares and interest due, if:

  (a) The dissenter believes that the amount paid under section 30-1-1325, Idaho Code, or offered under section 30-1-1327, Idaho Code, is less than the fair value of his shares or that the interest due is incorrectly calculated;

  (b) The corporation fails to make payment under section 30-1-1325, Idaho Code, within sixty (60) days after the date set for demanding payment; or

  (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertified shares within sixty (60) days after the date set for demanding payment.

   (2) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (1) of this section within thirty (30) days after the corporation made or offered payment for his shares.

[I.C., (S) 30-1-1328, as added by 1997, ch. 336 (S) 2,p. 1080.]

  This section is referred to in (S) (S) 30-1-1330 and 30-1-1331.

                               Official Comment

  Section 1328 also departs significantly from the prior law of dissenters rights.

  The dissenter who is not content with the corporation's remittance must state in writing the amount he is willing to accept. A dissenter who acquired his shares after public announcement of the transaction (section 1327) and is dissatisfied with the corporation's offer must also state in writing the amount he is willing to accept. A dissenter cannot, by remaining silent, force the corporation into the expense and delay of a judicial appraisal. Furthermore, if his supplemental demand is unreasonable, he runs the risk of being assessed litigation expenses under section 1331. The provisions are designed to encourage settlement without a judicial proceeding.

  A dissenter to whom the corporation has made payment (or who has been offered payment under section 1327) must make his supplemental demand within 30 days after receipt for the payment (or offer of payment) in order to permit the corporation to make an early decision on initiating appraisal proceedings. If he fails to do so, he loses the right to demand additional payment under section 1328(2).

  If the corporation, having failed to make payment, also fails to return the certificates previously deposited or release the restrictions on transfer of uncertified securities within 60 days, the shareholder may treat the shares as purchased by the corporation and demand payment of the full amount claimed under this section. See section

ID ST s 30-1-1328                                                        PAGE 20

1330(1). This provision creates no hardship for the corporation since, if it cannot complete the transaction within 60 days, it may return the certificates (or release the restrictions on uncertified shares) and start the process over again at any time.
  New Model Act (S) 1328 is based prior I.C (SS) 30-1-81(g) and (j)(2), with of course stylistic changes. "Technical" changes have been made in new subsection
(1) to assure its applicability upon either the failure to make payment if the action was taken or the failure to return the shares if the action was not taken.

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                    CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenter's Rights

  Copyright(C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1330 Court action to determine share value.

  (1) If a demand for payment under section 30-1-1328, Idaho Code, remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

  (2) The corporation shall commence the proceeding in the Idaho district court of the county where a corporation's principal office or, if none in this state, its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

  (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

  (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

  (5) Each dissenter made a party to the proceeding is entitled to judgement:

  (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

  (b) For the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under section 30-1-1327, Idaho Code.


[.I.C., (S) 30-1-1330, as added by 1997, ch. 366 (S) 2,p. 1080.]

                               Official Comment

  Section 1330 retains the concept of judicial appraisal as the ultimate means of determining fair value. The proceeding is to be commenced by the corporation within 60 days after receiving a demand for payment under section 1328. Section 1330(1) makes this time period jurisdictional; if the petition is not commenced within this period the corporation must pay the additional amounts demanded by the shareholders under section 1328. See the Official Comment to that section. Each shareholder may sue directly for this amount, if necessary, and in an appropriate case may be entitled to charge the corporation with the costs of suit.

     All demands for payment made under section 1328 are to be resolved in a single proceeding brought in the county where the corporation's principal office is located or, if none, in other specified counties. All shareholders making section 1328 demands must be made parties, with service by publication authorized if necessary. Appraisers may be appointed within the discretion of the court. The final judgement establishes not only the fair value of the shares in the abstract but also determines how much each shareholder who made a section 1328 demand should actually receive.
     If the corporation fails to commence a judicial proceeding to establish the fair value of the shares as required by this section, it must pay the full amount claimed under this section.
     New Model Act (S) 1330 is based on prior I.C. (S) 30-1-81(h), with both the usual stylistic changes and at least one minor substantive change. A minor substantive revision is made with respect to the designated court in subsection
(2). Under prior I.C. (S) 30-1-81(h)(2), the "appropriate" court is the district court in the county where the registered office is located. Under new subsection (2), this is changed to the county of the principal office, unless there is none. We have seen similar changes throughout the new Model Act in other sections involving judicial proceedings involving internal corporate affairs.

                                  IDAHO CODE
                            TITLE 30. CORPORATIONS
                   CHAPTER 1. GENERAL BUSINESS CORPORATIONS
                          Part 13. Dissenters' Rights

 Copyright (C) 1948-1997 by Michie, a division of Reed Elsevier Inc. and Reed

                 Elsevier Properties Inc. All rights reserved.

                    Current through End of 1997 Reg. Sess.

30-1-1331 Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 30-1-1330, Idaho Code, shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 30-1-1328, Idaho Code.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 30-1-1320 through 30-1-1328, Idaho Code; or

(b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded to dissenters who were benefited.

[I.C., (S) 30-1-1331, as added by 1997, ch. 366 (S) 2, p. 1080.]

                               Official Comment

     Section 1331 provides that generally the costs of the appraisal proceeding should be assessed against the corporation. But the court is authorized to assess these costs, in whole or in part, against the dissenters if it concludes they acted arbitrarily, vexatiously, or not in good faith in making the section 1328 demand for additional payment. Similarly, counsel fees may be charged against the corporation or against dissenters upon a finding of a failure to comply in good faith with the requirements of this part. Individual dissenters, in turn, can be called upon to pay counsel fees for other dissenters if the court finds that the services were of substantial benefit to the other dissenters.
     The purpose of all these grants of discretion with respect to costs and counsel fees is to increase the incentives of both sides to proceed in good faith under this part to costs and counsel fees is to increase the incentives of both sides to proceed in good faith under this part to attempt to resolve their disagreement without the need of a formal judicial appraisal of the value of shares.
     New Model Act (S) 1331 is based on our prior I.C.(S) 30-1-81(i), with the usual stylistic revisions.

I.C.(S) 30-1-1331

                                     PROXY

                            NAVA LEISURE USA, INC.

                      SOLICITED BY THE BOARD OF DIRECTORS
                           OF NAVA LEISURE USA, INC.

     The undersigned hereby appoints Matthew Ott, Deworth Williams and each of them with full power of substitution, to vote all shares of Common Stock, par value $.0005 per share, of Nava Leisure USA, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders thereof to be held on January 18, 1999 and at any adjournments and postponements thereof, as follows:

     Any executed proxy which does not designate a vote for any item shall be deemed to grant authority for any item not designated and will be voted "FOR"
                                                                         ----
any such item.

     ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" ALL ITEMS AND "FOR THE ELECTION OF ALL NOMINEES TO THE
               ----
BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE
THEREON.

PLEASE MARK YOUR VOTES BY PLACING AN "X" IN THE APPROPRIATE BOX IN EACH ITEM.
                                     ---


1. To consider and vote upon a proposal to acquire Senesco, Inc. ("Senesco"), a New Jersey corporation, through the merger of Senesco with and into Nava Leisure Acquisition Corp. ("Acquisition Corp."), a wholly-owned subsidiary of the Company (the "Merger"). In consideration for the agreement of the Shareholders of Senesco to enter into the Merger, the Company will issue 1,700,000 post-Reverse Split shares of the Company's authorized but previously unissued Common Stock, on a pro rata, one share-for-one share
                                            --- ----
     basis to the shareholders of Senesco as per the terms more completely described in the accompanying Proxy Statement, Letter of Intent dated October 2, 1998 between the Company and Senesco (the "Letter of Intent") and Merger Agreement and Plan of Merger dated October 9, 1998 and amended as of November ______, 1998 among the Company, Senesco and Acquisition Corp.

     FOR ___        AGAINST ___          ABSTAIN ___

2. To consider and vote upon the proposal to effect a three-for-one reverse stock split with respect to the Company's outstanding Common Stock;

     FOR ___        AGAINST ___          ABSTAIN ___

3. To consider and vote upon a proposal to amend the Articles of Incorporation of the Company to change the name of the Company to "Senesco Technologies, Inc." or to a similar name to be approved by the shareholders, in order to more accurately describe the new business of the Company;

     FOR ___        AGAINST ___          ABSTAIN ___


4.   (a)  To elect the following nominees as Directors of the Company:

     Phillippe Escaravage

     FOR ___        AGAINST ___          WITHHELD ___

     Christopher Forbes

     FOR ___        AGAINST ___          WITHHELD ___

     Steven Katz

     FOR ___        AGAINST ___          WITHHELD ___

     (b)  To increase the number of members of the Board of Directors from three
     (3) members to five (5) members;

     FOR ___        AGAINST ___          ABSTAIN ___

5. To consider and vote upon the proposal to amend the By-laws of the Company to create two classes of directors; Class A to consist of four (4) directors elected to a one-year term and Class B to consist of one (1) director appointed to a two-year term;

     FOR ___        AGAINST ___          ABSTAIN ___

6. To consider and vote upon the reincorporation of the Company in the State of Delaware;

     FOR ___        AGAINST ___          ABSTAIN ___

7. To ratify the terms of the Bridge Loan, providing up to $500,000 in financing to support expansion of its operations in the interim period prior to the completion of a public or private offering of securities, such bridge financing to be evidenced by a promissory note bearing interest at an annual rate equal to the prime rate plus 2%;

     FOR ___        AGAINST ___          ABSTAIN ___

8.   Adoption of the Stock Option Plan;

     FOR ___        AGAINST ___          ABSTAIN ___


9. To appoint Goldstein Golub & Kessler & Co., P.C. as auditors of the Company for the fiscal year ending June 30, 1999;

     FOR ___        AGAINST ___          ABSTAIN ___

10. To consider and vote upon any and all other business that may properly come before the Special Meeting of Shareholders;

     FOR ___        AGAINST ___          ABSTAIN ___


SIGNATURE(S) ________________________    DATE __________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                            NAVA LEISURE USA, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                       3